UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

Westcore Trust

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler, Secretary

Westcore Trust

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  December 31, 2013

Item 1.       Reports to Stockholders.

2013 ANNUAL REPORT

DECEMBER 31, 2013	TICKER SYMBOLS
	Retail	Institutional
Fund	Class	Class
WESTCORE EQUITY FUNDS
Westcore Growth Fund	WTEIX	WILGX
Westcore MIDCO Growth Fund	WTMGX	WIMGX
Westcore Select Fund	WTSLX	–
Westcore Small-Cap Growth Fund	WTSGX	WISGX
Westcore Blue Chip Dividend Fund	WTMVX	WIMVX
Westcore Mid-Cap Value Dividend Fund	WTMCX	–
Westcore Small-Cap Value Dividend Fund	WTSVX	WISVX
Westcore Micro-Cap Opportunity Fund	WTMIX	–
Westcore International Small-Cap Fund	WTIFX	–

WESTCORE BOND FUNDS
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Colorado Tax-Exempt Fund	WTCOX	–

Westcore Funds are managed by Denver Investments.
The mountain logo together with “Westcore Funds Denver Investments” is a registered service mark of Denver Investments.

TABLE OF CONTENTS

SHAREHOLDER LETTER	1

FUND OVERVIEWS

Westcore Growth Fund	2

Westcore MIDCO Growth Fund	4

Westcore Select Fund	6

Westcore Small-Cap Growth Fund	8

Westcore Blue Chip Dividend Fund	10

Westcore Mid-Cap Value Dividend Fund	12

Westcore Small-Cap Value Dividend Fund	14

Westcore Micro-Cap Opportunity Fund	16

Westcore International Small-Cap Fund	18

Westcore Flexible Income Fund	20

Westcore Plus Bond Fund	22

Westcore Colorado Tax-Exempt Fund	24

FUND EXPENSES	26

IMPORTANT DISCLOSURES	28

TRUSTEES AND OFFICERS	31

FINANCIAL STATEMENTS

Statements of Investments	36

Statements of Assets and Liabilities	66

Statements of Operations	68

Statements of Changes in Net Assets	70

Financial Highlights	74

Notes to Financial Statements	84

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	101

SHAREHOLDER TAX INFORMATION	102

OTHER IMPORTANT INFORMATION	103

INTENTIONALLY LEFT BLANK

SHAREHOLDER LETTER	(UNAUDITED)

DEAR FELLOW SHAREHOLDER:

Stocks had a very good year in 2013. The S&P 500® Index delivered a 32.4% return. The bond market, as expected, provided modest or slightly negative returns. Most of the Westcore Funds performed well in this environment. You can read the details about each fund in this report.

Today the question on investors’ minds is, “how will 2014 turn out?” We believe there is a high probability that bonds will have another year of modest returns because yields continue to be low. Stock returns are more volatile than bond returns and more difficult to forecast. In the forty-four years since 1970, the S&P 500® has returned over 30% in eight years. In the year following these periods, the Index has had positive returns five times and negative returns twice. It also seems significant that the negative returns were modest with the worst being -4.9%*. Based on this history and the fact that stock fundamental valuations are currently reasonable, we believe there is a meaningful probability for stocks to have another positive year in 2014.

As is often the case, the current economic news is confusing. We recommend focusing on two points. First, there is slow but positive global economic growth. Second, the worldwide economic recession of 2008-09 is still on everyone’s minds making us cautious and thus, we continue to reduce worldwide debt in an orderly way. These facts make us comfortable with the current economic outlook.

We would like to report that Westcore Funds continues to evolve. Our goal is to offer you the very best possible mutual funds to meet your financial needs. In that effort we added the Westcore Small-Cap Growth Fund to the family in late December. The Fund is managed by Mitch Begun, Wiley Reed and their investment team. They understand the challenges of small-cap growth investing. The Fund has been in development over the last five years and we feel it is now ready for mutual fund investors who want exposure to this asset class. Small-cap stocks have historically provided higher returns than large-cap stocks. However, small-cap stocks come with higher investment return volatility than large-cap stocks. Thus, investors need to think carefully about how to best use this asset class in their portfolios.

At the end of March, Todger Anderson will retire as President of the Westcore Fund Family. Todger has been the President for nine years. During this period, the Westcore Funds have grown and the investment teams have become stronger. The Westcore Board of Trustees is dedicated to continuing the improvements in our products and performance. They have selected John Zimmerman to become the Westcore Funds’ President for its next phase of growth.

As always, we thank you for being part of the Westcore family of investors and welcome your questions or comments.

* Source: Russell Investments

John Zimmerman is a registered representative of ALPS Distributors, Inc.

CFA is a trademark owned by the CFA Institute.

The Shareholder Letter and the Manager Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

WESTCORE GROWTH FUND (WTEIX, WILGX)	(UNAUDITED)

     Fund Strategy

Investing primarily in equity securities of large companies with growth potential.

     Fund Management

Ross G. Moscatelli, CFA Portfolio Manager
Craig W. Juran, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

     Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTEIX)	32.93%	14.99%	19.59%	7.30%	9.19%	6/1/1988
Institutional Class
(WILGX)	33.13	15.19	19.80	7.39	9.22	9/28/2007
Russell 1000®
Growth Index	33.49	16.45	20.39	7.83	10.01
Lipper Large-Cap
Growth Index	35.41	15.08	19.43	7.08	9.15

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.11%, Net: 1.11%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.32%, Net: 0.92%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.

     Manager Commentary
  We entered 2013 with investors concerned about a dysfunctional political system in the United States, the potential collapse of the European Union, deflationary concerns due to tepid economic growth, social unrest with high unemployment, and tremendous tension in the Middle East. This high degree of skepticism and nervousness regarding the markets created a powerful backdrop for equities over the year. As these problems started to find resolutions, however, a strong rally in U.S. equity markets erupted. It was the strongest rally since 1997 and sent many indices up 20 to 30% for the year.

  Against this backdrop, the Westcore Growth Fund slightly lagged its benchmark, the Russell1000® Growth Index. Most of the relative underperformance occurred earlier in the year, when defensive-type equities outperformed more traditional growth companies among large-cap stocks.

  Holdings in the consumer discretionary, health care and financials sectors produced the strongest returns relative to the benchmark in 2013. From an individual company standpoint, the Fund’s strongest contributors were Google Inc. and Gilead Sciences, Inc. Among large companies, Google remained one of the most innovative. We believe its prospects are bright with new products and services, improvement in search advertising and an enormous opportunity in YouTube (a part of Google). The biotech industry had a phenomenal year in 2013, as creative new products and drugs addressed some of this century’s most serious health care needs. Gilead is, in our view, the dominant player in the market for HIV therapies. We believe its acquisition of Pharmasset Inc. puts it in position to introduce the first all-oral drug regimen for hepatitis C. In our opinion, Gilead is poised for strong long-term growth.

  The Fund’s weakest sectors relative to the benchmark in 2013 were industrials, materials, and energy. From a company standpoint, Apple Inc. and Aruba Networks Inc. were among the Fund’s largest detractors. Apple faced transition in 2013 following the death of Steve Jobs. Despite a $60 billion stock buyback program investors remained focused on new product development and slowing iPhone sales. We are confident in Apple’s ability to innovate and look for it to continue to lead the in-home digital media experience. Aruba Networks provides access management, network infrastructure and mobility application solutions. It delivered poor results in the first quarter and lowered future expectations as a slowing global economy dampened demand. The stock underperformed as investors questioned the long-term growth potential in Aruba’s end markets.

  Hermann Hesse, poet and novelist, once said, “Some of us think holding on makes us strong, but sometimes it is letting go.” Although we have to learn from the past, we believe it is time to look forward and see the improving landscape. After seven long years of economic stagnation, we are starting to see numerous signs of normalizing economic conditions, with improving consumer sentiment, and pent-up demand for capital spending. This appears to be forming the foundation for better future growth and a more normalized equity environment. Whereas in 2013 investors were willing to pay for potential earnings, we believe they will be focused on earnings growth and stock selection in 2014. We look forward to the opportunity to invest in a more “normalized” environment, where company fundamentals and earnings growth are more important than the perceived macro environment and political risk.

WESTCORE GROWTH FUND (continued)	(UNAUDITED)

Stock Performance
(for the year ended 12/31/13)
	Average	Contribution
5 Highest	Weight	to Return
Google Inc.	4.22%	2.22%
Gilead Sciences Inc.	2.47	2.17
Biogen Idec Inc.	1.94	1.48
Amazon.com Inc.	2.50	1.35
LinkedIn Corp.	1.55	1.32

5 Lowest
VMware Inc.	0.10%	-0.20%
Cisco Systems Inc.	0.21	-0.20
Apple Inc.	5.81	-0.23
Onyx Pharmaceuticals Inc.	0.24	-0.24
Aruba Networks Inc.	0.28	-0.62

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/13)
Apple Inc.		5.8%
Google Inc.		4.8
Gilead Sciences Inc.		2.5
Amazon.com Inc.		2.4
AbbVie Inc.		2.2
Biogen Idec Inc.		2.1
Accenture PLC		2.1
Starbucks Corp.		2.1
Celgene Corp.		2.1
Schlumberger Ltd.		2.1
Total (% of Net Assets)		28.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 12/31/13)
	Westcore	Russell 1000®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$87.7	$97.3
Price/Earnings (1 year trailing)	24.8x	22.2x
EPS Growth (3 year historical)	18.5%	16.0%
Beta	1.1	1.0
Number of Holdings	65	625
Portfolio Turnover Rate	182%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds. Sector designations for one Fund may be different than another Fund’s sector designations.

     Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE MIDCO GROWTH FUND (WTMGX, WIMGX)	(UNAUDITED)

     Fund Strategy

Investing in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

Fund Management

Mitch S. Begun, CFA Lead Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
F. Wiley Reed, CFA Lead Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

     Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMGX)	44.67%	12.00%	21.79%	8.05%	10.96%	8/1/1986
Institutional Class
(WIMGX)	44.94	12.19	21.95	8.15	10.99	9/28/2007
Russell Midcap®
Growth Index	35.74	15.63	23.37	9.77	10.64
Lipper Mid-Cap
Growth Index	36.52	13.59	21.31	9.49	9.95

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.06%, Net: 1.06%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.94%, Net: 0.88%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

     Manager Commentary
  The Westcore MIDCO Growth Fund significantly outperformed its benchmark, the Russell Midcap® Growth Index, for 2013.

  The fourth quarter of 2013 summed up the year for the markets well. Fears of tighter monetary policy, slow global growth and political dysfunction in Washington D.C. were again overwhelmed by positive sentiment. Equity markets closed 2013 at all-time highs as the combination of steady economic growth and low inflation remained a tailwind–a consistent theme throughout the year.

  The three sectors that contributed most to the Fund’s performance relative to its benchmark in 2013 were information technology, consumer discretionary and health care. The Fund’s best performing stock for the year was Netflix Inc., within the consumer discretionary sector. The stock performed well as the company continued to see strong subscriber growth for its streaming video offering. Information technology sector holding Splunk Inc. was also a significant contributor. This innovative company has proprietary technology that is helping companies analyze unique data sets in real-time and we believe it has solid growth prospects going forward. ServiceNow Inc., also within the information technology sector, was a top performer in 2013 as the company is taking market share at a fast clip within the enterprise IT management industry. The Fund benefited from stock selection in the health care sector, although no individual stocks were among the top contributors.

  Consumer staples was the only sector in which the Fund underperformed its benchmark for 2013. The Fund’s worst performing stock was information technology sector holding Aruba Networks Inc. We exited the position during the second quarter after the company experienced disappointing results due to increased competition in the enterprise Wi-Fi market. Thoratec Corp., a leading provider of healthcare equipment for heart failure patients, was also a significant detractor from the Fund’s performance during 2013. The company delivered disappointing results early in the year when faced with intense competition. We exited this position in the second quarter. The Fund’s cash equivalents position was its largest drag on performance given the significant upward move in the markets. Underperformance relative to the benchmark in the consumer staples sector was largely driven by the Fund’s underweighted position in the sector as we found more attractive opportunities in other sectors.

  As of the end of 2013, the Fund was overweighted primarily in the information technology and energy sectors, and underweighted primarily in the consumer staples and financials sectors.

  While we do not expect 2014 to provide similarly strong absolute performance in equity markets as 2013, we note that historically, good years do frequently follow great years in the markets. More importantly, we believe the United States remains in the middle innings of a business up-cycle and we currently do not foresee a recession occurring in 2014 without a major exogenous shock to the global economy.

  Correlations in the equity market, the degree to which stock prices move in relation to each other, have dropped significantly. This has created an environment conducive to adding value through stock selection and we expect this to continue in 2014 along with steady economic growth. Our passion is discovering the next great growth companies and we have positioned the Fund to reflect our views on the winners of the future.

WESTCORE MIDCO GROWTH FUND (continued)	(UNAUDITED)

Stock Performance
(for the year ended 12/31/13)
	Average	Contribution
5 Highest	Weight	to Return
Netflix Inc.	1.81%	3.45%
LinkedIn Corp.	2.26	2.19
Splunk Inc.	2.12	2.18
ServiceNow Inc.	1.77	1.54
Pandora Media Inc.	1.30	1.50

5 Lowest
TIBCO Software Inc.	0.41%	-0.31%
Thoratec Corp.	0.68	-0.37
Akamai Technologies Inc.	0.81	-0.40
Rackspace Hosting Inc.	0.29	-0.56
Aruba Networks Inc.	0.22	-0.59

Past performance does not guarantee future results.These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/13)
BorgWarner Inc.		2.2%
Chipotle Mexican Grill Inc.		2.0
TripAdvisor Inc.		1.8
Splunk Inc.		1.8
Affiliated Managers Group Inc.		1.8
Delphi Automotive PLC		1.8
Michael Kors Holdings Ltd.		1.8
Wynn Resorts Ltd.		1.8
Pioneer Natural Resources Co.		1.7
Terex Corp.		1.6
Total (% of Net Assets)		18.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 12/31/13)
	Westcore MIDCO	Russell Midcap®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$11.0	$12.1
Price/Earnings (1 year trailing)	33.2x	24.6x
EPS Growth (3 year historical)	19.4%	18.6%
Beta	1.2	1.0
Number of Holdings	79	502
Portfolio Turnover Rate	117%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds. Sector designations for one Fund may be different than another Fund’s sector designations.

     Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE SELECT FUND (WTSLX)	(UNAUDITED)

     Fund Strategy

Investing primarily in the common stock of a limited number of medium-sized companies selected for their growth potential.

Fund Management

Mitch S. Begun, CFA Lead Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
F. Wiley Reed, CFA Lead Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

     Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSLX)	45.84%	4.97%	16.33%	9.30%	12.33%	10/1/1999
Russell Midcap®
Growth Index	35.74	15.63	23.37	9.77	6.90
Lipper Mid-Cap
Growth Index	36.52	13.59	21.31	9.49	6.18

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.07%, Net: 1.07%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees. Westcore Select Fund is a non-diversified fund and investing in non-diversified funds generally will be more volatile and a loss of principal could be greater than investing in more diversified funds.

     Manager Commentary
  The Westcore Select Fund significantly outperformed its benchmark, the Russell Midcap® Growth Index, for 2013.

  The fourth quarter of 2013 summed up the year for the markets well. Fears of tighter monetary policy, slow global growth and political dysfunction in Washington D.C. were again overwhelmed by positive sentiment. Equity markets closed 2013 at all-time highs as the combination of steady economic growth and low inflation remained a tailwind–a consistent theme throughout the year.

  The three sectors that contributed most to the Fund’s performance relative to its benchmark in 2013 were information technology, consumer discretionary and financials. The Fund’s best-performing stock for the year was Splunk Inc. This innovative company has proprietary technology that is helping companies analyze unique data sets in real-time and we believe it has solid growth prospects going forward. ServiceNow Inc., also within the information technology sector, was a top performer in 2013 as the company is taking market share at a fast clip within the enterprise IT management industry. Energy sector holding Pioneer Natural Resources Co. was also a significant contributor in 2013 as the company continued to deliver impressive drilling success in the Permian Basin of West Texas. The Fund benefited from stock selection in the consumer discretionary and financials sectors, but there were no single significant positive contributors.

  Consumer staples was the only sector in which the Fund underperformed its benchmark for 2013. The Fund’s worst performing stock was information technology sector holding Aruba Networks Inc. We exited the position during the second quarter after the company experienced disappointing results due to increased competition in the enterprise Wi-Fi market. Thoratec Corp., a leading provider of healthcare equipment for heart failure patients, was also a significant detractor from the Fund’s performance during 2013. The company delivered disappointing results early in the year when faced with intense competition. We exited this position in the second quarter. The Fund’s cash equivalents position was its largest drag on performance given the significant upward move in the markets. Underperformance relative to the benchmark in the consumer staples sector was largely driven by the Fund’s underweighted position in the sector as we found more attractive opportunities in other sectors.

  As of the end of 2013, the Fund was overweighted primarily in the information technology and industrials sectors, and underweighted primarily in the consumer staples and health care sectors.

  While we do not expect 2014 to provide similarly strong absolute performance in equity markets as 2013, we note that historically, good years do frequently follow great years in the markets. More importantly, we believe the United States remains in the middle innings of a business up-cycle and we currently do not foresee a recession occurring in 2014 without a major exogenous shock to the global economy.

  Correlations in the equity market, the degree to which stock prices move in relation to each other, have dropped significantly. This has created an environment conducive to adding value through stock selection and we expect this to continue in 2014 along with steady economic growth. Our passion is discovering the next great growth companies and we have positioned the Fund to reflect our views on the winners of the future.

WESTCORE SELECT FUND (continued)	(UNAUDITED)

Stock Performance
(for the year ended 12/31/13)
	Average	Contribution
5 Highest	Weight	to Return
Splunk Inc.	3.72%	3.89%
LinkedIn Corp.	4.20	3.79
Pioneer Natural
Resources Co.	3.46	2.30
ServiceNow Inc.	2.81	2.22
Kansas City Southern	3.45	2.10

5 Lowest
TIBCO Software Inc.	0.75%	-0.41%
Westport Innovations Inc.	0.48	-0.57
Akamai Technologies Inc.	0.78	-0.65
Thoratec Corp.	1.44	-0.78
Aruba Networks Inc.	0.32	-0.88

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/13)
BorgWarner Inc.		3.9%
Michael Kors Holdings Ltd.		3.8
WABCO Holdings Inc.		3.7
TripAdvisor Inc.		3.5
Affiliated Managers Group Inc.		3.5
SVB Financial Group		3.5
Under Armour Inc.		3.4
LinkedIn Corp.		3.4
Wynn Resorts Ltd.		3.4
Kansas City Southern		3.1
Total (% of Net Assets)		35.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 12/31/13)
	Westcore	Russell Midcap®
	Select Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$10.9	$12.1
Price/Earnings (1 year trailing)	34.2x	24.6x
EPS Growth (3 year historical)	39.4%	18.6%
Beta	1.2	1.0
Number of Holdings	34	502
Portfolio Turnover Rate	106%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds. Sector designations for one Fund may be different than another Fund’s sector designations.

     Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE SMALL-CAP GROWTH FUND (WTSGX, WISGX)	(UNAUDITED)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Mitch S. Begun, CFA Lead Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
F. Wiley Reed, CFA Lead Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

     Average Annual Total Returns
					Since
	1 Year	3 Years	5 Years	10 Years	Inception	Inception Date
Retail Class (WTSGX)	—	—	—	—	1.30%	12/20/2013
Institutional Class
(WISGX)	—	—	—	—	1.30	12/20/2013
Russell 2000®
Growth Index	—	—	—	—	1.67
Lipper Small-Cap
Growth Index	—	—	—	—	1.40

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 3.26%, Net: 1.30%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 3.11%, Net: 1.15%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses until at least April 30, 2015, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2015. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees. Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

     Manager Commentary
  The Westcore Small-Cap Growth Fund was opened to investors on December 20, 2013. We’re pleased to add this new option to the Westcore Family of Funds. Identifying and investing in small companies with the potential to become the next great companies could offer investors substantial returns and the Westcore Small-Cap Growth Fund provides investors the opportunity to invest in these exciting companies.

  We look forward to providing details on the Fund’s performance as it begins to develop its operating history in 2014. As of the end of 2013, the Fund was overweighted primarily in the information technology and financials sectors, and underweighted primarily in the industrials and consumer discretionary sectors.

  While we do not expect 2014 to provide similarly strong absolute performance in equity markets as 2013, we note that historically, good years do frequently follow great years in the markets. More importantly we believe the United States remains in the middle innings of a business up-cycle and we currently do not foresee a recession occurring in 2014 without a major exogenous shock to the global economy.

  Correlations in the equity market, the degree to which stock prices move in relation to each other, have dropped significantly. This has created an environment conducive to adding value through stock selection and we expect this to continue in 2014 along with steady economic growth. Our passion is discovering the next great growth companies and we have positioned the Fund to reflect our views on the winners of the future.

  We look forward to investing in this exciting asset class and thank you for your confidence in us.

WESTCORE SMALL-CAP GROWTH FUND (continued)	(UNAUDITED)

Stock Performance
(for the year ended 12/31/13)
	Average	Contribution
5 Highest	Weight	to Return
InvenSense Inc.	1.26%	0.23%
Acceleron Pharma Inc.	0.60	0.12
FireEye Inc.	1.10	0.10
Marketo Inc.	1.72	0.08
Interface Inc.	1.59	0.07

5 Lowest
Zillow Inc.	1.39%	-0.03%
ABIOMED Inc.	1.27	-0.03
Western Alliance Bancorp	1.52	-0.04
Pandora Media Inc.	0.72	-0.08
Exact Sciences Corp.	1.53	-0.08

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/13)
AtriCure Inc.		2.2%
MarketAxess Holdings Inc.		1.9
Acuity Brands Inc.		1.8
WisdomTree Investments Inc.		1.7
Marketo Inc.		1.7
PolyOne Corp.		1.7
U.S. Silica Holdings Inc.		1.6
Monolithic Power Systems Inc.		1.6
Interface Inc.		1.6
Alkermes PLC		1.6
Total (% of Net Assets)		17.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 12/31/13)
	Westcore Small-Cap	Russell 2000®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Mil)	$2.1	$2.0
Price/Earnings (1 year trailing)	36.2x	26.3x
EPS Growth (3 year historical)	23.7%	18.1%
Beta	—	1.0
Number of Holdings	87	1,174
Portfolio Turnover Rate	71%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds. Sector designations for one Fund may be different than another Fund’s sector designations.

     Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE BLUE CHIP DIVIDEND FUND (WTMVX, WIMVX)	(UNAUDITED)

     Fund Strategy

Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management
Troy Dayton, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

     Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMVX)	24.53%	14.10%	14.94%	6.03%	8.87%	6/1/1988
Institutional Class
(WIMVX)	24.72	14.30	15.11	6.15	8.92	9/28/2007
S&P 500® Index	32.39	16.18	17.94	7.40	10.16
Lipper Large-Cap
Core Index	31.82	15.02	17.07	6.71	9.34

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.17%, Net: 0.99%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.06%, Net: 0.76%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

As of April 30, 2013, the Westcore Blue Chip Dividend Fund’s objective changed to long-term capital appreciation primarily through investments in large, well-established dividend paying companies. Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees. Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

     Manager Commentary
  The year 2013 proved to be outstanding for equity markets and corporate borrowers, but not so kind to fixed income markets. Large-cap domestic stocks, as measured by the S&P 500® Index, were up 32.39% for the year. While the uncertainty of when the Fed would begin the gradual tapering of its quantitative easing efforts is gone, the impact will likely cause higher intermediate- and long-maturity interest rates in the future. With further small or negative bond returns a possibility, the ‘Great Rotation’ from bonds to stocks that began in 2013, will likely continue in 2014. We believe this should provide a positive backdrop for equities in 2014. The economy continued to improve during 2013 and arguably gained momentum in the final quarter. While the housing rebound continued, the year also saw solid improvement in job creation, manufacturing activity and consumer sentiment. Against this backdrop, the Westcore Blue Chip Dividend Fund underperformed its benchmark, the S&P 500® Index, for the year.

  Defense leader, Raytheon Co., was the Fund’s top contributor in 2013. The budget sequestration imposed at the end of 2012 negatively impacted the company. In the fall, however, the Navy awarded Raytheon a $1.6 billion contract. Raytheon has paid out a significant amount of cash flow in recent years to shareholders, reflecting its desire to reward shareholders through increasing dividends. Global biopharmaceutical company, AbbVie Inc., was a strong performer for the year. The stock reacted favorably to a modest increase in third quarter revenues and the company’s management raised guidance for the remainder of the year. Management has stressed that growing the dividend is part of the company’s identity and important to its desire to return cash to shareholders.

  Aerospace and beverage can maker, Ball Corp., underperformed in 2013. Metal beverage can sales fell year-over-year as declines in 12-ounce can sales were only partially offset by specialty can demand. We elected to sell the position. Canadian Utilities Ltd. has not performed as well as expected since its purchase in the fall, but we remain excited about its attractive dividend growth prospects. The company is benefiting from an increased mix of regulated operations and is increasing its payout ratio which should drive dividend growth over the next five years.

  We see a number of reasons to be optimistic in 2014. Consumers appear to be feeling better about their personal financial condition. As consumers increase spending, business investment should also increase. The budget deal approved by Congress late in 2013 eliminated much of the fiscal drag associated with the sequestration along with the uncertainty of another possible Congressional stalemate. We believe the global economic environment, particularly in Europe, has improved, albeit marginally and certainly on a country-by-country basis. This should hopefully provide a more favorable environment for exports in the future. Indications are that investors see equities as the best venue to generate attractive returns in 2014. Finally, most economic indicators are reflecting an improving economy. What could derail this favorable environment? A general P/E expansion has stretched valuations, though mostly in large-cap stocks. Since the Fed has begun tapering, investors may fear that an accelerating economy could cause the Fed to accelerate tapering. Constructed on a stock-by-stock basis, we believe we have positioned the Fund’s portfolio well for the long term.

WESTCORE BLUE CHIP DIVIDEND FUND (continued)	(UNAUDITED)

Stock Performance
(for the year ended 12/31/13)
	Average	Contribution
5 Highest	Weight	to Return
Raytheon Co.	2.96%	1.73%
AmerisourceBergen Corp.	3.15	1.71
Microsoft Corp.	3.44	1.46
General Dynamics Corp.	2.88	1.18
AbbVie Inc.	2.80	1.15

5 Lowest
National Oilwell Varco Inc.	0.68%	-0.09%
Sanofi	1.27	-0.12
The Coca-Cola Co.	0.54	-0.16
Canadian Utilities Ltd.	0.58	-0.17
Ball Corp.	1.32	-0.22

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/13)
Accenture PLC		3.9%
GlaxoSmithKline PLC		3.7
Total SA		3.6
Roche Holding AG		3.6
Sodexo		3.5
AmerisourceBergen Corp.		3.5
British American Tobacco PLC		3.5
Microsoft Corp.		3.5
Mattel Inc.		3.5
Occidental Petroleum Corp.		3.5
Total (% of Net Assets)		35.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 12/31/13)
	Westcore Blue Chip	S&P 500®
	Dividend Fund	Index
Weighted Average Market Capitalization ($ Bil)	$112.3	$116.0
Price/Cash Flow (1 year trailing)	12.0x	13.4x
Price/Book Value	3.7x	3.1x
Price/Earnings (1 year trailing)	16.4x	18.9x
Beta	0.9	1.0
Number of Holdings	30	500
Portfolio Turnover Rate	91%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds. Sector designations for one Fund may be different than another Fund’s sector designations.

     Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE MID-CAP VALUE DIVIDEND FUND (WTMCX)	(UNAUDITED)

     Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Troy Dayton, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

     Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class
(WTMCX)	30.57%	13.63%	18.40%	7.90%	9.44%	10/1/1998
Russell Midcap®
Value Index	33.46	15.97	21.16	10.25	10.50
Lipper Mid-Cap
Value Index	36.38	15.51	21.24	9.42	10.16

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.27%, Net: 1.26%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.25% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees. Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

     Manager Commentary
  The year 2013 proved to be outstanding for equity markets and corporate borrowers, but not so kind to fixed income markets. While the uncertainty of when the Fed would begin the gradual tapering of its quantitative easing efforts is gone, the impact will likely cause higher intermediate- and long-maturity interest rates in the future. With further small or negative bond returns a possibility, the ‘Great Rotation’ from bonds to stocks that began in 2013, will likely continue in 2014. We believe this should provide a positive backdrop for equities in 2014. The economy continued to improve during 2013 and arguably gained momentum in the final quarter. While the housing rebound continued, the year also saw solid improvement in job creation, manufacturing activity and consumer sentiment. Against this backdrop, the Westcore Mid-Cap Value Dividend Fund underperformed its benchmark, the Russell Midcap® Value Index, for the year.

  The Fund’s largest relative contributing sectors for 2013 were medical/healthcare, REITs and interest rate sensitive. Questcor Pharmaceuticals Inc. was the top contributor within medical/ healthcare. It had strong operating results driven by solid sales growth across a range of therapeutic settings. We see potential free-cash growth as Questcor continues to expand within existing and new therapeutic areas. The REITs sector was the poorest performing sector in 2013; however, the Fund’s underweighted position helped contribute to relative performance. Within interest rate sensitive, Unum Group, with its focus on group benefits, performed well. Its operating results were stable to modestly improving. We see opportunity in the potential for accelerated payroll growth and benefit from rising interest rates.

  Disappointing relative contributions were in the consumer cyclicals, basic materials and capital goods sectors. Rayonier Inc., a real estate and timberland developer, underperformed following comments from management that raised concerns about its cellulose specialties business. We view the pricing challenges as largely transitory and believe its other operations should provide downside valuation support. Hecla Mining Co. was a negative contributor within basic materials. We sold the stock during the year as we believed the price it paid for Aurizon Mines Ltd. was too high. The Fund’s underperformance relative to the benchmark in the capital goods sector was mostly the result of the Fund’s underweighted position in the sector.

  We see a number of reasons to be optimistic in 2014. First, consumers appear to be feeling better about their personal financial condition. As consumers increase spending, business investment should also increase. The budget deal approved by Congress late in 2013 eliminated much of the fiscal drag associated with the sequestration along with the uncertainty of another possible Congressional stalemate. We believe the global economic environment, particularly in Europe, has improved, albeit marginally and certainly on a country-by-country basis. This should hopefully provide a more favorable environment for exports in the future. Indications are that investors see equities as the best venue to generate attractive returns in 2014. Finally, most economic indicators are reflecting an improving economy. What could derail this favorable environment? A general P/E expansion has stretched valuations, though mostly in large-cap stocks. Since the Fed has begun tapering, investors may fear that an accelerating economy could cause the Fed to accelerate tapering. Constructed on a stock-by-stock basis, we believe we have positioned the Fund’s portfolio well for the long term.

WESTCORE MID-CAP VALUE DIVIDEND FUND (continued)	(UNAUDITED)

Stock Performance
(for the year ended 12/31/13)
	Average	Contribution
5 Highest	Weight	to Return
Questcor Pharmaceuticals Inc.	2.10%	1.71%
Tyson Foods Inc.	2.65	1.61
Unum Group	2.25	1.53
Omnicare Inc.	2.32	1.39
AmerisourceBergen Corp.	2.14	1.25

5 Lowest
Taubman Centers Inc.	0.23%	-0.05%
Mack-Cali Realty Corp.	0.70	-0.07
Rayonier Inc.	1.02	-0.10
Home Properties Inc.	1.62	-0.14
Hecla Mining Co.	0.33	-0.73

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/13)
Tyson Foods Inc.		3.0%
Reinsurance Group of America Inc.		2.8
Questcor Pharmaceuticals Inc.		2.7
Unum Group		2.7
The NASDAQ OMX Group Inc.		2.5
Avago Technologies Ltd.		2.4
Omnicare Inc.		2.3
Endurance Specialty Holdings Ltd.		2.3
Whirlpool Corp.		2.3
American Water Works Co. Inc.		2.2
Total (% of Net Assets)		25.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 12/31/13)
	Westcore Mid-Cap	Russell Midcap®
	Value Dividend Fund	Value Index
Weighted Average Market Capitalization ($ Bil)	$7.5	$10.5
Price/Cash Flow (1 year trailing)	11.7x	12.1x
Price/Book Value	2.6x	2.0x
Price/Earnings (1 year trailing)	16.8x	17.5x
Beta	0.8	1.0
Number of Holdings	55	534
Portfolio Turnover Rate	51%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of theA dviser to the Funds. Sector designations for one Fund may be different than another Fund’s sector designations.

     Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE SMALL-CAP VALUE DIVIDEND FUND (WTSVX, WISVX)	(UNAUDITED)

     Fund Strategy

Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

Fund Management
Troy Dayton, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

     Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
RetailC lass (WTSVX)	36.49%	14.28%	18.27%	—	7.55%	12/13/2004
Institutional Class
(WISVX)	36.86	14.41	18.40	—	7.63	9/28/2007
Russell 2000®
Value Index	34.52	14.49	17.64	—	7.29
Lipper Small-Cap
Value Index	35.26	14.16	20.00	—	8.37

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.40%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.25%, Net: 1.15%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees. Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

     Manager Commentary
  The year 2013 proved to be outstanding for equity markets and corporate borrowers, but not so kind to fixed income markets. While the uncertainty of when the Fed would begin the gradual tapering of its quantitative easing efforts is gone, the impact will likely cause higher intermediate- and long-maturity interest rates in the future. With further small or negative bond returns a possibility, the ‘Great Rotation’ from bonds to stocks that began in 2013, will likely continue in 2014. We believe this should provide a positive backdrop for equities in 2014. The economy continued to improve during 2013 and arguably gained momentum in the final quarter. While the housing rebound continued, the year also saw solid improvement in job creation, manufacturing activity and consumer sentiment. Against this backdrop, the Westcore Small-Cap Value Dividend Fund outperformed its benchmark, the Russell 2000® Value Fund, for the year.

  The Fund’s best relative contributing sectors for the year were interest rate sensitive, medical/ healthcare and energy. American Equity Investment Life Holding Co., a leading equity-index annuity provider, continued to show growth as low interest rates and market uncertainty supported demand for its money products. Despite a temporary setback in the fourth quarter, Questcor Pharmaceuticals Inc. was the top contributor within the medical/healthcare sector in 2013. It had strong operating results driven by solid sales growth across a range of therapeutic settings. We see tremendous free-cash growth as the company continues to expand within existing and new therapeutic areas.

  The most disappointing relative contributions were in the consumer cyclicals, commercial services and basic materials sectors. Within consumer cyclicals, retailer Stage Stores Inc. had a difficult year both externally and internally which resulted in weaker-than-expected sales and margins. We believe many of these pressures are passed and that new initiatives and investments will help improve its fundamentals. Hatteras Financial Corp. reported disappointing second quarter results. We anticipated some recovery in the third quarter, but unfortunately, the improvements did not materialize. We sold the stock and re-deployed the assets into ideas with clearer catalysts.

  We see a number of reasons to be optimistic in 2014. First, consumers appear to be feeling better about their personal financial condition. As consumers increase spending, business investment should also increase. The budget deal approved by Congress late in 2013 eliminated much of the fiscal drag associated with the sequestration along with the uncertainty of another possible Congressional stalemate. We believe the global economic environment, particularly in Europe, has improved, albeit marginally and certainly on a country-by-country basis. This should hopefully provide a more favorable environment for exports in the future. Indications are that investors see equities as the best venue to generate attractive returns in 2014. Finally, most economic indicators are reflecting an improving economy. What could derail this favorable environment? A general P/E expansion has stretched valuations, though mostly in large-cap stocks. Since the Fed has begun tapering, investors may fear that an accelerating economy could cause the Fed to accelerate tapering. Constructed on a stock-by-stock basis, we believe we have positioned the Fund’s portfolio well for the long term.

WESTCORE SMALL-CAP VALUE DIVIDEND FUND (continued)	(UNAUDITED)

Stock Performance
(for the year ended 12/31/13)
	Average	Contribution
5 Highest	Weight	to Return
West Pharmaceutical
Services Inc.	3.47%	2.31%
Questcor
Pharmaceuticals Inc.	2.28	2.02
American Equity Investment
Life Holding Co.	1.85	1.63
Endurance Specialty
Holdings Ltd.	2.54	1.26
Schweitzer-Mauduit
International Inc.	2.79	1.10

5 Lowest
Brady Corp.	0.64%	-0.15%
Hatteras Financial Corp.	0.87	-0.16
Cabot Corp.	0.22	-0.16
Stage Stores Inc.	1.18	-0.18
Hecla Mining Co.	0.15	-0.33

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/13)
West Pharmaceutical Services Inc.		3.4%
Schweitzer-Mauduit International Inc.		2.8
Questcor Pharmaceuticals Inc.		2.7
Endurance Specialty Holdings Ltd.		2.6
Western Refining Inc.		2.5
Greenhill & Co. Inc.		2.3
MAXIMUS Inc.		2.2
Brown Shoe Co. Inc.		2.1
Hancock Holding Co.		2.1
Tidewater Inc.		2.0
Total (% of Net Assets)		24.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 12/31/13)
	Westcore Small-Cap	Russell 2000®
	Value Dividend Fund	Value Index
Weighted Average Market Capitalization ($ Mil)	$2,112.0	$1,529.0
Price/Cash Flow (1 year trailing)	12.1x	11.9x
Price/Book Value	2.4x	1.8x
Price/Earnings (1 year trailing)	19.7x	18.0x
Beta	0.9	1.0
Number of Holdings	65	1,393
Portfolio Turnover Rate	53%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds. Sector designations for one Fund may be different than another Fund’s sector designations.

     Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE MICRO-CAP OPPORTUNITY FUND (WTMIX)	(UNAUDITED)

     Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

     Fund Management

Jon K. Tesseo Portfolio Manager
Paul A . Kuppinger, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

     Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since
	1 Year	3 Years	5 Years	10 Years	Inception	Inception Date
Retail Class (WTMIX)	46.20%	17.69%	20.25%	—	12.32%	6/23/2008
Russell M icrocap® Index	45.62	16.52	21.05	—	9.91
Lipper Small-Cap Core Index	36.13	14.93	20.75	—	10.19

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 4.72%, Net: 1.31%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in micro-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Jon K. Tesseo is a registered representative of ALPS Distributors, Inc.

     Manager Commentary
  After a slow start to the year in which the Fund underperformed its benchmark in the first two quarters, the Westcore Micro-Cap Opportunity Fund finished strong. It outperformed its benchmark, the RussellMicrocap®I ndex, in the third and fourth quarters and for the year ended December 31, 2013.

  The Fund produced positive absolute performance in all twelve sectors for the year, as did the benchmark. The Fund also outperformed the benchmark in eight sectors, while it underperformed in four.

  Factor-wise, much of the Fund’s performance was driven by valuation factors, especially free cash-flow to enterprise value (FCF/TEV), which was consistently predictive after the first quarter. The same was true of price momentum. It started the year a little noisy, but was predictive at the end. Beta was also non-predictive in the first quarter.

  The consumer cyclicals, consumer staples and technology sectors were the Fund’s strongest contributors relative to the benchmark. In the consumer cyclicals sector, publishing/media and restaurant holdings did well. In the technology sector, holdings in electronic equipment and telecommunications services performed nicely. Generic drug manufacturer Lannett Co. Inc., a medical/healthcare sector holding, was among the Fund’s largest contributors. Within the consumer cyclicals sector, media company Gray Television Inc. and telecommunications company IDT Corp., were both strong performers.

  The medical/healthcare, interest rate sensitive and transportation sectors were among the largest detractors to the Fund’s performance relative to the benchmark. Stocks that the Fund did not own were the source of its underperformance in the medical/healthcare, interest rate sensitive and transportation sectors. Two of the Fund’s largest detractors from relative performance came from companies that the Fund did not own; ACADIA Pharmaceuticals Inc. and Aegerion Pharmaceuticals Inc. A stock the Fund did own that was a significant detractor was biopharmaceutical company Affymax Inc.

  The Fund experienced significant inflows in the second quarter due to new shareholder purchases and although cash equivalent positions could have been a drag on performance in a year with such strong equity markets, we were able to overcome this with little impact to performance. We welcome our new shareholders and look forward to working for you in the future.

WESTCORE MICRO-CAP OPPORTUNITY FUND (continued)	(UNAUDITED)

Stock Performance
(for the year ended 12/31/13)
	Average	Contribution
5 Highest	Weight	to Return
Gray Television Inc.	0.59%	1.17%
CalAmp Corp.	0.76	1.13
Lannett Co. Inc.	0.52	1.09
IDT Corp.	0.74	1.03
Inteliquent Inc.	0.57	0.93

5 Lowest
Alaska Communications
Systems Group Inc.	0.05%	-0.21%
Consumer Portfolio
Services Inc.	0.25	-0.25
Endeavour Silver Corp.	0.14	-0.26
Nanosphere Inc.	0.07	-0.27
Affymax Inc.	0.07	-0.84

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/13)
Universal Insurance Holdings Inc.		1.1%
Gray Television Inc.		0.9
CTS Corp.		0.9
Lannett Co. Inc.		0.9
Wilshire Bancorp Inc.		0.9
QuinStreet Inc.		0.9
Simmons First National Corp.		0.9
Ituran Location and Control Ltd.		0.9
PDF Solutions Inc.		0.9
U.S. Concrete Inc.		0.9
Total (% of Net Assets)		9.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 12/31/13)
	Westcore Micro-Cap	Russell
	Opportunity Fund	Microcap® Index
Weighted Average Market Capitalization ($ Mil)	$499.0	$488.0
Price/Cash Flow (1 year trailing)	11.8x	13.6x
Price/Book Value	2.3x	2.4x
Price/Earnings (1 year trailing)	16.0x	17.5x
Beta	1.0	1.0
Number of Holdings	185	1,527
Portfolio Turnover Rate	52%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds. Sector designations for one Fund may be different than another Fund’s sector designations.

     Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE INTERNATIONAL SMALL-CAP FUND (WTIFX)	(UNAUDITED)

     Fund Strategy

Investing in equity securities of international small-cap companies that are poised for growth.

     Fund Management

John C. Fenley, CFA Portfolio Manager
Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

     Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

     Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTIFX)	22.36%	12.92%	26.16%	9.45%	6.86%	12/15/1999
MSCI EAFE
Small-Cap Index	29.30	9.26	18.50	9.48	7.85
Lipper International
Small-Cap Index	27.87	9.70	19.37	10.82	7.59

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.66%, Net: 1.51%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

    Manager Commentary
  Once again, global developed markets rallied and provided equity investors with strong annual returns. Leading the move in share prices on a macro front were strong and improving economic data out of the United States, fiscal and monetary stimulus in Japan (Abenomics) and improving economic conditions in Europe. With continued concern regarding how much more China’s economy may slow, commodity-related markets such as those in Australia and emerging markets, as a whole underperformed developed market counterparts. The Westcore International Small-Cap Fund participated in the rally, but fell behind its benchmark, the MSCI EAFE Small-Cap Index.

  Recent portfolio addition, Hong Kong-listed REXLot Holdings Ltd., helped propel the Fund’s performance for the year. REXLot provides services to two national lotteries in China, both of which have exhibited strong growth over the last few years. New vendors for the lottery face high barriers to entry and REXLot currently has a strong balance sheet, operating with net cash. Also providing strong return for the year is long-term holding, Azimut Holdings S.p.A. Azimut is an Italy-based asset manager that provides a diversified suite of financial products, mostly to local investors. Boasting one of the largest teams of Promotori (financial advisors) in Italy, Azimut has grown its assets under management substantially while also generating significant performance-based fees on the back of strong absolute returns.

  Australian holding Webjet Ltd. and Japan-based holding DeNA Co. Ltd. were the largest detractors from the Fund’s performance for the year. Webjet is a leading online travel agency in Australia and New Zealand. It offers full service travel agency products and sells flights, hotel rooms, packages, cars, and cruises. When measured by total transaction value (TTV), Webjet is the leading seller of airline tickets in Australia and features best-in-class technology. Its repeat customers are extremely brand loyal and account for 60 to 80% of its sales. We believe the current weakness in Webjet shares is a reflection of poor sentiment for the travel industry. This appears to us to be a short-term issue and we are confident that Webjet will continue to perform well operationally over the long term. DeNA is a mobile social gaming company with operations mostly in Japan and the United States. DeNA stumbled in Japan as it underestimated the speed at which customers would shift from browser-based games to native application (native app) games. We believe that with a pick-up in new game launches and the release of more native app games in Japan, DeNA will be able to resume its track record of above average market growth.

  The Fund’s performance on an absolute basis has been strong for the past two years and we remain encouraged by the quality and valuation of current portfolio holdings. A s of period-end, the Fund held a diversified portfolio of roughly 40 stocks of companies that we believe are fast-growing, high-return, cash generative businesses with sound balance sheets.

WESTCORE INTERNATIONAL SMALL-CAP FUND (continued)	(UNAUDITED)

Stock Performance
(for the year ended 12/31/13)
	Average	Contribution
5 Highest	Weight	to Return
REXLot Holdings Ltd.	1.32%	3.04%
Azimut Holding S.p.A.	3.18	2.48
Slater & Gordon Ltd.	2.79	2.36
Prestige International Inc.	2.64	2.20
Bonjour Holdings Ltd.	2.81	1.94

5 Lowest
KG Inicis Co. Ltd.	1.01%	-0.55%
Monadelphous Group Ltd.	0.94	-0.78
Cardno Ltd.	5.56	-1.04
Webjet Ltd.	2.51	-1.33
DeNA Co. Ltd.	4.10	-2.51

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/13)
Pico Far East Holdings Ltd. [Hong Kong]		5.9%
Credit Corp Group Ltd. [Australia]		5.4
REXLot Holdings Ltd. [Hong Kong]		5.0
Cardno Ltd. [Australia]		4.8
Ports Design Ltd. [Hong Kong]		4.4
Prestige International Inc. [Japan]		3.8
Ashmore Group PLC [United Kingdom]		3.7
Diploma PLC [United Kingdom]		3.5
Mears Group PLC [United Kingdom]		3.5
Azimut Holding S.p.A [Italy]		3.4
Total (% of Net Assets)		43.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 12/31/13)
	Westcore International	MSCI EAFE
	Small-Cap Fund	Small-CapIndex
Weighted Average Market Capitalization ($ Mil)	$1,936.0	$2,317.0
Number of Countries Represented	14	21
Price/Earnings (1 year trailing)	17.3x	14.8x
Price/Book Value	3.5x	2.2x
Number of Holdings	36	2,177
Portfolio Turnover Rate	57%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of theA dviser to the Funds. Sector designations for one Fund may be different than another Fund’s sector designations.

     Regional Allocation

Percentages are based on Total Net Assets

     Market Capitalization

*Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

WESTCORE FLEXIBLE INCOME FUND (WTLTX, WILTX)	(UNAUDITED)

     Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

     Fund Management

Mark R. McKissick, CFA Portfolio Manager
Troy A. Johnson, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

     Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

     Average Annual Total Returns
	1	3	5	10	Since	30-Day	Incep.
	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTLTX)	4.31%	7.61%	14.50%	5.28%	7.73%	4.53%	6/1/1988
Institutional C lass (WILTX)	4.45	7.75	14.63	5.34	7.75	4.68	9/28/2007
Barclays U.S. C orporate
High Yield Ba Index	5.05	8.76	16.57	8.41	9.08	—
Westcore Flexible Income
Fund Custom Index	5.05	8.76	16.57	8.41	9.18	—
Lipper High Current
Yield Index	7.63	8.52	17.03	7.16	7.30	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.91%, Net: 0.86%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.31%, Net: 0.72%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 4.51% for the retail class and 4.32% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk. Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

     Manager Commentary
  High-yield market spread levels moved tighter during the year, serving as an offset to the underlying rise in Treasury rates that began last spring in reaction to speculation about the Fed tapering its asset purchases. Investors seemed to arrive at the determination that increasingly optimistic outlooks for economic growth outweighed the potential negative impact of the associated scaling back of Fed asset purchases.

  The Westcore Flexible Income Fund lagged its benchmark, the Barclays U.S. Corporate High Yield Ba Index for 2013. While the Fund’s avoidance of issuers with more limited underlying collateral and our focus on less economically sensitive companies aided performance during the second quarter market volatility, it otherwise detracted from relative performance in 2013 where the Quantitative Easing-led “risk-on” trade continued to be rewarded. The Fund’s overweight of investment grade credits also detracted from performance, while our relatively short duration compared to the benchmark provided a net benefit.

  Flows into the high-yield asset class stabilized over the last two quarters, but overall remained negative for 2013 as investors across fixed income markets grew more concerned about the impact and possibility of a move higher in overall rates. We believe that when recent slow growth is placed into the context of current global economic uncertainty, relatively benign inflationary pressure, and an environment susceptible to a surprise exogenous event, the probability of meaningful and imminently higher rates is more limited than may otherwise be perceived. However, the high-yield market does, in our opinion, remain susceptible to negative capital flows and is likely to exhibit volatility under such circumstances.

  We remain optimistic regarding the underlying fundamentals of the high-yield market due to relatively healthy balance sheets in general, an overall low default rate, and the limited amount of debt that needs to be refinanced over the next few years. Areas of increasing concern that we are monitoring include the potential for levering events by specific companies, rising correlation of high-yield returns to the Treasury market, and weakening trends in covenant protection for bondholders.

  We believe the Fund is positioned to offer competitive yield with more limited downside price volatility versus traditional high-yield investments. Our process entails intensive credit analysis to evaluate yield versus risk through an entire business cycle and a larger weighting of higher-rated, high-yield issues is a logical result. Most importantly, we believe this strategy works over the long-term for shareholders who want comparative yield from a high-yield fund, but who are more sensitive to volatility and more focused on capital preservation.

WESTCORE FLEXIBLE INCOME FUND (continued)	(UNAUDITED)

Top Ten Corporate Credit Exposure
(as of 12/31/13)
Range Resources Corp.	3.1%
Frontier Communications	3.0
Goodyear Tire & Rubber Co.	2.9
Tuckahoe Credit Lease Trust	2.9
MarkWest Energy Partners LP	2.9
Centerpoint Properties Trust	2.8
Royal Caribbean Cruises Ltd.	2.7
Crown Americas LLC	2.6
Calpine Corp.	2.6
Potlatch Corp.	2.6
Total (% of Net Assets)	28.1%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Portfolio Characteristics
(as of 12/31/13)
	Westcore Flexible	Barclays U.S. Corporate
	Income Fund	High Yield Ba Index
Effective Duration	4.0 years	4.8 years
Effective Maturity	8.1 years	7.1 years
Number of Holdings	62	776
Portfolio Turnover Rate	15%	—

Please see page 30 for definition of terms.

Asset Allocation

Percentages are based on Total Net Assets.

     Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

     Maturity Distribution

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

WESTCORE PLUS BOND FUND (WTIBX, WIIBX)	(UNAUDITED)

     Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

     Fund Management

Mark R. McKissick, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

     Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

The Lipper Intermediate Investment Grade Index is no longer calculated as of September 30, 2013. The Lipper Core Plus Bond Index is the Westcore Plus Bond Fund’s replacement peer group index.

Please see pages 28 and 29 for index definitions.

     Average Annual Total Returns
	1	3	5	10	Since	30-Day	Incep.
	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTIBX)	-1.23%	3.93%	5.85%	4.68%	6.44%	2.71%	6/1/1988
Institutional Class (WIIBX)	-1.05	4.10	5.99	4.76	6.47	2.88	9/28/2007
Barclays U.S. Aggregate
Bond Index	-2.02	3.26	4.44	4.55	6.88	—
Lipper Core Plus
BondI ndex	-0.78	4.53	7.57	5.28	—	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.75%, Net: 0.55%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.59%, Net: 0.40%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.56% for the retail class and 2.73% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2014. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

     Manager Commentary
  Treasury yields began what would be Ben Bernanke’s last year as Federal Reserve Chair with range bound volatility. The market seemed unclear about the strength of the economy, Fed policy, U.S. politics and European stability. The U.S. Treasury 10-year note reached lows on May 2 before Fed officials hinted at tapering bond purchases. The Chairman gave official voice to the idea in June, causing a several week episode of significant volatility and pushing interest rates higher as the market contemplated decreased Fed support. The Fed’s failure to taper in September fueled a short rally to lower interest rates before U.S. 10-year notes closed the year just above 3%. The Fed announced in December that open market purchases would be reduced to $75 billion a month adding momentum toward higher rates. The fourth quarter saw continued gains in GDP, declines in unemployment and all-time highs in the S&P 500® Index.

  It appears the Fed intends to keep short-term interest rates near zero into and possibly beyond 2015, which may tether bond yields. The prospect of higher rates depends on when the strength of economic growth, employment and wage levels gain momentum; at which time we expect the Fed will raise rates, although perhaps in tardy fashion.

  The Westcore Plus Bond Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for 2013, with both finishing in negative territory. Since its inception on January 1, 1976, the Barclays U.S. Aggregate Bond Index has not yet had two down years in a row.

  Corporate bonds and mortgage-backed securities were hurt less in 2013 by rising rates while U.S. Treasury bonds suffered most. The incremental yield from non-Treasury securities provided income cushion, partially offsetting the decline in prices as interest rates rose. Also, the spread offered to compensate corporate bond investors for credit risk declined also offsetting price declines. Thus the Fund’s overweighted position in corporate debt including high-yield, and its underweighted position in Treasury securities provided a positive impact on its return.

  Basic industries, capital goods, consumer focused, and energy segments contributed the most incremental returns. Detractors included the restaurant and the natural gas industries, and also taxable municipal bonds. Mortgage-backed securities performed better than U.S. Treasuries, but not as well as corporate bonds.

  Our outlook remains cautiously optimistic but with concern about imbalances of global trade among surplus and deficit countries, wage levels, and growth so slow it could easily tip back into recession. We see limited demand for net incremental borrowing as households and state and local governments de-lever. While many are celebrating the all-time highs in the stock market and possibly mourning the end of a 30 year bull market in bonds, we still see risks to the down-side.

  We are likely to continue positioning the Fund with modestly reduced interest rate exposure given the risk-reward trade-off that likely will limit large price gains from bonds. We also intend to position the Fund to continue to have an income advantage over its benchmark through an overweighting in corporate bonds. We continue to see value in this sector, although we recognize the trend of shareholder-friendly activities which can result in increased leverage for companies engaged in such activities.

WESTCORE PLUS BOND FUND (continued)	(UNAUDITED)

Top Ten Corporate Credit Exposure
(as of 12/31/13)
Crown Castle Towers LLC	1.5%
City National Corp.	1.2
Potlatch Corp.	1.2
Wal-Mart Stores Inc.	1.2
Washington REIT	1.1
Range Resources Corp.	1.1
Wachovia Corp.	1.1
Oncor Electric Delivery Co. LLC	1.1
PepsiCo Inc.	1.1
Washington State	1.0
Total (% of Net Assets)	11.6%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Portfolio Characteristics
(as of 12/31/13)
	Westcore Plus	Barclays U.S.
	Bond Fund	Aggregate Bond Index
Effective Duration	5.3 years	5.6 years
Effective Maturity	7.7 years	7.6 years
Number of Holdings	203	8,727
Portfolio Turnover Rate	50%	—

Please see page 30 for definition of terms.

Asset Allocation

Percentages are based on Total Net Assets.

     Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

     Maturity Distribution

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

WESTCORE COLORADO TAX-EXEMPT FUND (WTCOX)	(UNAUDITED)

     Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

     Fund Management

Kenneth A. Harris, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

     Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	1	3	5	10	Since	30-Day	Incep.
	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTCOX)	-2.56%	3.85%	4.76%	3.32%	4.73%	3.13%	6/1/1991
Barclays U.S. 10-Year
Municipal Bond Index	-2.17	5.12	5.83	4.65	6.04	—
Lipper Intermediate
Municipal Debt Index	-1.73	4.03	5.12	3.50	4.81	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.82%, Net: 0.66%

30-Day SEC Yield figure reflects all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figure would have been 3.03%.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2013 until at least April 30, 2014, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

     Manager Commentary
  Municipal bond yields rose in 2013 along with rates on U.S. Treasury Notes and other taxable securities. Yields on “AAA” rated general obligation debt securities with 10 years to maturity were 2.77% at December 31, 2013, compared to a 1.72% yield at December 31, 2012, according to Thompson Reuters. The yield curve steepened over the year as the Federal Reserve held very short-term rates near zero and longer-term rates rose.

  The rise in interest rates can be attributed to a modestly stronger economy, a very strong stock market and anticipation of the Federal Reserve beginning to reduce its support of ultra-low interest rates. Surprisingly, inflation remained very well contained despite fears that Federal Reserve actions would quickly lead to large increases in inflation. The latest Consumer Price Index reading December showed a year-over-year gain of only 1.2%.

  The fourth quarter saw announcements of continued gains in GDP; declines in unemployment; an increase in the annual auto sales rate; and all-time highs posted by the S&P 500® Index. With the government shut-down in the past and a budget compromise for 2014 reached ahead of schedule, the economy looks poised to continue its trajectory of slow, but positive growth.

  The City of Detroit’s bankruptcy and the declining credit quality of Puerto Rico were the two biggest municipal bond stories of the year. In each case, severe financial problems had been building for several years and finally erupted into full-blown crises in 2013. Both situations will establish new and important precedents for the municipal bond market. The Detroit case will establish rulings on the validity of pension guarantees and the superiority of bondholder claims versus other creditors. How the courts rule on these difficult issues will likely influence the municipal bond market for years to come.

  The Westcore Colorado Tax-Exempt Fund underperformed its benchmark, the Barclays U.S. 10-Year Municipal Bond Index for the year. We maintained the Fund’s duration at slightly less than the benchmark to reduce price volatility as interest rates rose during the year. The Fund’s duration was 4.7 years versus 5.3 years for the benchmark. The average maturity of securities held in the Fund was 5.6 years versus the benchmark average maturity of 9.9 years. Colorado bonds slightly underperformed other states during the year as some of the larger, weaker states, like California, Illinois and Michigan saw their bonds rebound from more depressed levels.

  The local Colorado economy that supports our municipal bonds continues to recover slowly from the Great Recession of 2008-2009. Unemployment in Colorado fell to 6.5% in November, which is well below the national average of 7.0%. State and local tax revenues continued to increase due to higher sales tax revenues, increased property values and increased income tax collections, which are all driven by a stronger local economy.

  In the current environment we anticipate holding cash equivalents at present levels to allow for potential future redemptions and to provide liquidity for future purchases of attractive high-quality Colorado municipal bonds. Our focus continues to be on acquiring securities with maturities of 10-20 years with coupons of 5% or higher at appealing yield levels that warrant long-term holdings. We intend to maintain the current credit quality of the underlying holdings within the Fund.

WESTCORE COLORADO TAX-EXEMPT FUND (continued)	(UNAUDITED)

Top Ten Holdings
(as of 12/31/13)	% of Net Assets
Denver City & County School District #1
5.25%, 12/1/2025	2.6%
Eagle Garfield & Rout County School District Re-50J
5.00%, 12/1/2026	2.4
Arapahoe County School District #1
5.00%, 12/1/2029	2.3
Tallyns Reach Met District #3
4.00%, 12/1/2021	1.7
Rangeview Library District
5.00%, 12/15/2022	1.7
Denver City & County Airport
5.00%, 11/15/2025	1.7
Jefferson Country School District R-001
5.25%, 12/1/2024	1.5
Castle Rock Sales & Use Tax Revenue
5.00%, 6/1/2029	1.5
Denver City & County Excose Tax Revenue
5.25%, 9/1/2018	1.5
Garfield Pitkin & Eagle County School District Re-1
5.00%, 12/15/2023	1.4
Total (% of Net Assets)	18.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Portfolio Characteristics
(as of 12/31/13)
	Westcore Colorado	Barclays U.S. 10-Year
	Tax-Exempt Fund	Municipal Bond Index
Effective Duration	4.7 years	7.1 years
Effective Maturity	5.6 years	9.9 years
Colorado Double Tax-Exempt Percentage (excludes
cash & cash equivalents)	100	—
Percentage of Holdings Subject to AMT	0	—
Number of Holdings	135	—
Portfolio Turnover Rate	23%	—

Please see page 30 for definition of terms.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

     Maturity Distribution

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

FUND EXPENSES	(UNAUDITED)

Disclosure of Fund Expenses (Unaudited)
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of certain Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2013 and held until December 31, 2013.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period
With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the last six months of the fiscal half-year, 184/365 (to reflect the half-year period). The annualized expense ratios for the last six months were as follows:

Fund	Retail Class	Institutional Class
Westcore Growth Fund	1.09%	0.88%
Westcore MIDCO Growth Fund	1.04%	0.88%
Westcore Select Fund	1.06%	N/A
Westcore Small-Cap Growth Fund (a)	1.30%	1.06%
Westcore Blue Chip Dividend Fund	1.06%	0.93%
Westcore Mid-Cap Value Dividend Fund	1.24%	N/A
Westcore Small-Cap Value Dividend Fund	1.30%	1.12%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Small-Cap Fund	1.50%	N/A
Westcore Flexible Income Fund	0.85%	0.69%
Westcore Plus Bond Fund	0.55%	0.38%
Westcore Colorado Tax-Exempt Fund	0.65%	N/A

(a) Note the Actual Expense Paid During the Period is based on Commencement of Operations of the Share Class on December 20, 2013.

FUND EXPENSES (continued)	(UNAUDITED)

				Expense Paid
		Beginning Account	Ending Account	During the Period
		Value	Value	7/1/2013 to
Fund		7/1/2013	12/31/2013	12/31/2013
Westcore Growth Fund
Retail Class	Actual	$1,000.00	$1,223.30	$6.11
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55
Institutional Class	Actual	$1,000.00	$1,224.80	$4.93
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48
Westcore MIDCO Growth Fund
Retail Class	Actual	$1,000.00	$1,252.00	$5.90
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30
Institutional Class	Actual	$1,000.00	$1,252.30	$5.00
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48
Westcore Select Fund
Retail Class	Actual	$1,000.00	$1,251.20	$6.01
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40
Westcore Small-Cap Growth Fund (a)
Retail Class	Actual	$1,000.00	$1,013.00	$0.39
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56
Institutional Class	Actual	$1,000.00	$1,013.00	$0.32
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40
Westcore Blue Chip Dividend Fund
Retail Class	Actual	$1,000.00	$1,121.90	$5.67
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40
Institutional Class	Actual	$1,000.00	$1,122.40	$4.98
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74
Westcore Mid-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$1,128.40	$6.65
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31
Westcore Small-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$1,164.30	$7.09
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Institutional Class	Actual	$1,000.00	$1,165.70	$6.11
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$1,253.80	$7.39
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Westcore International Small-Cap Fund
Retail Class	Actual	$1,000.00	$1,238.80	$8.46
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63
Westcore Flexible Income Fund
Retail Class	Actual	$1,000.00	$1,039.90	$4.37
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Institutional Class	Actual	$1,000.00	$1,040.90	$3.55
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52
Westcore Plus Bond Fund
Retail Class	Actual	$1,000.00	$1,010.20	$2.79
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80
Institutional Class	Actual	$1,000.00	$1,011.10	$1.93
	Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	$1.94
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$1,000.00	$1,006.90	$3.29
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

(a) Note the Actual Expense Paid During the Period is based on Commencement of Operations of the Share Class on December 20, 2013.

IMPORTANT DISCLOSURES	(UNAUDITED)

     Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The S&P 500® Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000®Value Index measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The MSCI EAFE Small-Cap Index is an unmanaged market-capitalization-weighted index that represents the performance of smaller capitalization companies in developed stock markets outside of North America. The index targets all companies with market capitalization below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float adjusted market capitalization in each market.

The Westcore Flexible Income Fund Custom Index is comprised of the Barclays U.S. Long-Term Government/Corporate Bond Index from the Fund’s inception to 9/30/00 and the Barclays U.S. Corporate High Yield Ba Index for the time period 10/1/00 to the most recent period end to reflect the change in the Fund’s investment strategy on 10/1/00. The Adviser believes that the Custom Index is the best benchmark measurement for since inception performance.

The Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Lipper Large-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Small-Cap Growth Index tracks the performance of funds that invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) below Lipper’s USDE Small-cap ceiling.

IMPORTANT DISCLOSURES (continued)	(UNAUDITED)

The Lipper Large-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Small-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The Lipper Small-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The Lipper International Small-Cap Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The Lipper High Current Yield Index tracks the performance of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

The Lipper Core Plus Bond Index tracks the performance of funds that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

The Lipper Intermediate Municipal Debt Index tracks the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Barra is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Barclays Capital is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during 2013.

IMPORTANT DISCLOSURES (continued)	(UNAUDITED)

     Definition of Terms

Beta – A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Consumer Price Index (CPI) - Measures changes in the price level of a market basket of consumer goods and services purchased by households.

Credit Quality Rating – A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Duration – A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth – Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity – A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets – Westcore International Small-Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (the Fed) – The central banking system of the United States.

Gross Domestic Product (GDP) – The market value of all officially recognized goods and services produced within a country in a given period of time.

Market Capitalization – The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration – A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings – T he Number of Holdings presented excludes short-term investments including money market mutual funds.

Portfolio Turnover Rate –A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio – The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio – The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio – The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

Quantitative Easing – A monetary policy that the Federal Reserve, and other central banks, pursue to increase the supply of money and thereby expand liquidity in the hopes of fostering stronger growth.

REIT – A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE) – A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk On, Risk Off – A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield – The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Weighted Average – An average that takes into account the proportional relevance of each component, rather than treating each component equally.

TRUSTEES AND OFFICERS	(UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Number of
Funds in Fund
		Term of Office		Complex
	Position(s) Held	and Length		Overseen by	Other Directorships
Name, Address and Age (1)	with the Trust	of Time Served (2)	Principal Occupation(s)	Trustee (3)	Held by Trustee (4)
INDEPENDENT TRUSTEES
Mary K. Anstine	Trustee	Since Feb. 22, 2006	● Retired, September 2004-present	12	Ms. Anstine is a Trustee
Age 73	(Chairman		● President/Chief Executive Officer, HealthOne		of ALPS ETF Trust
	effective		Alliance (hospitals) 1994-2004		(18 funds); Financial
	January 1, 2013)				Investors Trust (30
● Various positions leading to Executive Vice
			President, First Interstate Bank Corporation		funds); ALPS Variable
			and predecessors (banking) 1961-1994.		Investment Trust (5
funds); and Reaves
Utility Income Fund
(1 fund).
John A. DeTore, CFA	Trustee	Since Dec. 31, 2009	● CEO/Founder, United Alpha, LLC, (investment	12	None
Age 55			management) 2003-present
● CIO, GRT United Alpha, LLC, (investment
management) 2006-present
● CIO, Denver Alternatives, (an investment
management division of Denver Investments)
2009-2011
● Managing Director/Director of Strategic
R&D, Putnam Investments, (investment
management) 1999-2000
● Managing Director/Director of Quantitative
Analysis & Equity Product Development,
Putnam Investments, (investment
management) 1994-1999.
Rick A. Pederson	Trustee	Since Feb. 13, 2007	● Principal, The Pauls Corporation (real estate	12	Mr. Pederson is a
Age 61			development) 2008-present		Trustee of ALPS ETF
			● Partner, Bow River Capital Partners		Trust (18 funds).
(a private equity investment manager)
2003-present
● President, Foundation Properties, Inc. (a real
estate investment management company)
1994-present
● Chairman, Ross Consulting Group (real
estate advisory services) 1982-2013.

(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)

Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s mended A and Restated Declaration of Trust; or (c) the Trust terminates.

(3)

The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. here T are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Trust Multi-Manager Small-Cap Fund, and the Clearwater International  Fund, which are also advised by Denver Investments.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

TRUSTEES AND OFFICERS (continued)	(UNAUDITED)

Number of
Funds in Fund
		Term of Office and		Complex
	Position(s) Held	Length		Overseen by	Other Directorships
Name, Address and Age (1)	with the Trust	of Time Served (2)	Principal Occupation(s)	Trustee (3)	Held by Trustee (4)
INDEPENDENT TRUSTEES (continued)
James A. Smith	Trustee	Since Dec. 31, 2009	● Private Equity Consultant, 2003-present	12	None
Age 61			● Trustee, the Nature Conservancy, (non
profit) July 2007-present
● Chairman, Yellow Pages Group of
New Zealand (yellow pages) May 2007-
May 2009
● Chairman and CEO, StellarOne Corp.,
(software development company) 2003
● Executive VP Consumer Markets, Qwest
Communications, (telecommunications
industry) 2001-2002
● President and CEO Qwest Dex, (yellow
pages) 1997-2001
● Various positions leading to Vice
President with US West and affiliated and
predecessor entities (telecommunications
industry) 1979-1997.
Douglas M. Sparks	Trustee	Since Dec. 31, 2009	● Retired, 2000-present	12	None
CPA (Inactive)			● General Manager, Mister Remo of
Age 70			California, Inc., (apparel manufacturing)
1998-2000
● Partner, Ernst & Young LLP, (public
accounting) 1981-1995
● Senior Manager, Ernst & Young LLP,
(public accounting) 1977-1981
● Staff Professional, Ernst & Young LLP,
(public accounting) 1968-1977.
Janice M. Teague, CPA	Trustee	Since Feb. 13, 2007	● Retired, June 2003-present	12	None
Age 60			● Vice President, Secretary and Assistant
Secretary, Berger Financial Group LLC,
(investment management) October 1996-
May 2003
● Vice President, Secretary and Assistant
Secretary, Berger Funds, (investment
management) September 1996-May 2003
● Vice President and Secretary, Berger
Distributors, LLC, (investment
management) August 1998-May 2003.
(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s mended A and Restated Declaration of Trust; or (c) the Trust terminates.
(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Trust Multi-Manager Small-Cap Fund, and the Clearwater International Fund, which are also advised by Denver Investments.
(4)	Directorships of companies required to report to the SEC under the 1934 A ct (i.e., “public companies”) or other investment companies registered under the 1940 A ct.

TRUSTEES AND OFFICERS (continued)	(UNAUDITED)

Number of
Funds in Fund
Complex
	Position(s) Held	Term of Office and Length		Overseen by	Other Directorships
Name, Address and Age (1)	with the Trust	of Time Served (2)	Principal Occupation(s)	Trustee (3)	Held by Trustee (4)
OFFICERS
Todger Anderson, CFA	President	Since Feb. 18, 2005	● Partner, Denver Investments,	N/A	N/A
Age 69			1995-present; prior thereto, Chairman,
Denver Investments			President and Director of Portfolio
1225 17th Street-26th Fl.			Management, Denver Investment
Denver, Colorado 80202			Advisors, Inc.
● Portfolio Manager, Westcore MIDCO
Growth Fund, August 1986-May 2005
● Portfolio Co-Manager, Westcore Select
Fund, December 2001-May 2005.
Jasper R . Frontz,	Treasurer	Since Feb. 12, 1997	● Vice President, Denver Investments,	N/A	N/A
CPA, CFA			May 2000-present; prior
Age 45	Chief	Since Sep. 29, 2004	thereto, Director of Mutual Fund
Denver Investments	Compliance		Administration, June 1997-May 2000,
1225 17th Street-26th Fl.	Officer		Denver Investments
Denver, Colorado 80202			● Registered Representative, ALPS
Distributors, Inc., 1995-present
● Treasurer, November 1997-2011 and
Chief Compliance Officer September
2004-2011, Blue Chip Value Fund, Inc.
(mutual fund).
Jill A. Kerschen	Assistant	Since Nov. 21, 2013	● Fund Controller, ALPS Fund Services,	N/A	N/A
Age 38	Treasurer		Inc., since July 2013
ALPS Fund Services, I nc.			● Senior Manager, Financial &
1290 Broadway,			Tax Reporting 2007-2013, Senior
Suite 1100			Manager, Financial Reporting,
Denver, CO 80203			Tax Reporting & Compliance 2007-
2011, Senior Investment Analyst,
Financial Reporting 2004-2007, and
Assistant Manager, Mutual Fund
Reconciliation & Revenue 2001-2004,
Great-West Financial
David T. Buhler	Secretary	Since May 17, 2012	● Vice President and Associate Counsel,	N/A	N/A
Age 41			ALPS Fund Services, Inc., since
ALPS Fund Services, Inc.			June 2010
1290 Broadway,			● Consulting Project Attorney, Janus
Suite 1100			Capital Management LLC, January
Denver, CO 80203			2010-April 2010
● Associate General Counsel and
Assistant Secretary, Founders Asset
Management LLC, January 2006-
February 2009
● Counsel, Great-West Life & Annuity
Insurance Company, July 1997-
January 2006
● Chief Compliance Officer, Greenwood
Investments, LLC, July 2002-
January 2006.
(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s mended A and Restated Declaration of Trust; or (c) the Trust terminates.
(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Trust Multi-Manager Small-Cap Fund, and the Clearwater International Fund, which are also advised by Denver Investments.
(4)	Directorships of companies required to report to the SEC under the 1934 ct A (i.e., “public companies”) or other investment companies registered under the 1940 Act.

FINANCIAL STATEMENTS TABLE OF CONTENTS

STATEMENTS OF INVESTMENTS

Westcore Growth Fund	36

Westcore MIDCO Growth Fund	38

Westcore Select Fund	40

Westcore Small-Cap Growth Fund	41

Westcore Blue Chip Dividend Fund	43

Westcore Mid-Cap Value Dividend Fund	44

Westcore Small-Cap Value Dividend Fund	46

Westcore Micro-Cap Opportunity Fund	48

Westcore International Small-Cap Fund	51

Westcore Flexible Income Fund	53

Westcore Plus Bond Fund	56

Westcore Colorado Tax-Exempt Fund	61

Common Abbreviations	65

STATEMENTS OF ASSETS AND LIABILITIES	66

STATEMENTS OF OPERATIONS	68

STATEMENTS OF CHANGES IN NET ASSETS	70

FINANCIAL HIGHLIGHTS	74

NOTES TO FINANCIAL STATEMENTS	84

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	101

SHAREHOLDER TAX INFORMATION	102

OTHER IMPORTANT INFORMATION	103

STATEMENTS OF INVESTMENTS

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2013

	Shares	Market Value
COMMON STOCKS		99.39%
Consumer Discretionary		24.23%
Automobiles		1.24%
General Motors Co.**	23,900	$976,793
Hotels, Restaurants & Leisure		4.23%
Hilton Worldwide Holdings
Inc.**	16,600	369,350
Las Vegas Sands Corp.	16,770	1,322,650
Starbucks Corp.	20,950	1,642,270
		3,334,270
Household Durables		1.47%
Whirlpool Corp.	7,400	1,160,764
Internet & Catalog Retail		5.28%
Amazon.com Inc.**	4,650	1,854,374
Netflix Inc.**	3,400	1,251,778
Priceline.com Inc.**	910	1,057,784
		4,163,936
Leisure Equipment & Products		1.48%
Polaris Industries Inc.	8,000	1,165,120
Media		4.13%
CBS Corp. - Class B	24,650	1,571,191
Discovery Communications
Inc. - Class A**	8,700	786,654
Walt Disney Co.	11,800	901,520
		3,259,365
Multiline Retail		1.70%
Macy’s Inc.	25,100	1,340,340
Specialty Retail		2.00%
Home Depot Inc.	19,138	1,575,823
Textiles, Apparel & Luxury Goods		2.70%
Michael Kors Holdings Ltd.
(Hong Kong)**	13,300	1,079,827
Under Armour Inc. -
Class A**	12,050	1,051,965
		2,131,792
Total Consumer Discretionary
(Cost $13,983,737)		19,108,203

Consumer Staples		3.75%
Food & Staples Retailing		1.27%
Costco Wholesale Corp.	8,400	999,684
Food Products		1.60%
Hain Celestial Group Inc.**	13,950	1,266,381

	Shares	Market Value
Personal Products		0.88%
Nu Skin Enterprises Inc.	5,000	$691,100
Total Consumer Staples
(Cost $2,240,452)		2,957,165

Energy		4.17%
Energy Equipment & Services		2.80%
Core Laboratories N.V.
(Netherlands)	3,100	591,945
Schlumberger Ltd.	17,900	1,612,969
		2,204,914
Oil, Gas & Consumable Fuels		1.37%
Valero Energy Corp.	21,500	1,083,600
Total Energy
(Cost $3,065,050)		3,288,514

Financials		6.73%
Capital Markets		2.57%
Goldman Sachs Group Inc.	5,950	1,054,697
State Street Corp.	13,200	968,748
		2,023,445
Consumer Finance		1.23%
Capital One Financial Corp.	12,700	972,947
Diversified Financial Services		1.97%
Citigroup Inc.	11,200	583,632
CME Group Inc.	12,400	972,904
		1,556,536
Insurance		0.96%
Prudential Financial Inc.	8,200	756,204
Total Financials
(Cost $4,832,168)		5,309,132

Health Care		12.43%
Biotechnology		7.64%
Biogen Idec Inc.**	5,912	1,653,882
Celgene Corp.**	9,650	1,630,464
Gilead Sciences Inc.**	26,400	1,983,960
Regeneron
Pharmaceuticals Inc.**	2,750	756,910
		6,025,216
Health Care Providers & Services		1.01%
Universal Health Services
Inc. - Class B	9,800	796,348
Life Sciences Tools & Services		1.58%
Agilent Technologies Inc.	21,700	1,241,023

	Shares	Market Value
Pharmaceuticals		2.20%
AbbVie Inc.	32,900	$1,737,449
Total Health Care
(Cost $6,976,268)		9,800,036

Industrials		16.70%
Aerospace & Defense		3.96%
Honeywell International Inc.	17,350	1,585,270
Precision Castparts Corp.	5,700	1,535,010
		3,120,280
Air Freight & Logistics		0.77%
FedEx Corp.	4,200	603,834
Airlines		1.26%
Delta Air Lines Inc.	36,100	991,667
Construction & Engineering		0.79%
Fluor Corp.	7,811	627,145
Electrical Equipment		3.21%
AMETEK Inc.	25,527	1,344,481
Rockwell Automation Inc.	10,050	1,187,508
		2,531,989
Industrial Conglomerates		3.24%
Danaher Corp.	17,200	1,327,840
General Electric Co.	43,700	1,224,911
		2,552,751
Machinery		1.06%
Cummins Inc.	5,950	838,771
Road & Rail		0.86%
Kansas City Southern	5,500	681,065
Trading Companies & Distributors		1.55%
United Rentals Inc.**	15,700	1,223,815
Total Industrials
(Cost $11,102,690)		13,171,317

Information Technology		27.50%
Computers & Peripherals		5.84%
Apple Inc.	8,207	4,605,030
Electronic Equipment & Instruments		0.93%
Amphenol Corp.	8,200	731,276
Internet Software & Services		5.96%
Google Inc. - Class A**	3,386	3,794,724
LinkedIn Corp. - Class A**	4,175	905,265
		4,699,989

STATEMENTS OF INVESTMENTS

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2013 (continued)

	Shares	Market Value
IT Services		3.52%
Accenture PLC - Class A
(Ireland)	20,000	$1,644,400
Alliance Data Systems
Corp.**	4,300	1,130,599
		2,774,999
Semiconductors & Semiconductor
Equipment		6.10%
Lam Research Corp.**	19,250	1,048,162
Microchip Technology Inc.	24,350	1,089,663
NXP Semiconductor N.V.
(Netherlands)**	22,200	1,019,646
Skyworks Solutions Inc.**	22,400	639,744
Xilinx Inc.	22,150	1,017,128
		4,814,343
Software		5.15%
Adobe Systems Inc.**	18,500	1,107,780
Salesforce.com Inc.**	22,500	1,241,775
Splunk Inc.**	15,850	1,088,419
Tableau Software Inc.**	9,000	620,370
		4,058,344
Total Information Technology
(Cost $13,086,855)		21,683,981

Materials		2.91%
Construction Materials		1.57%
Vulcan Materials Co.	20,900	1,241,878
Containers & Packaging		1.34%
Owens-Illinois Inc.**	29,500	1,055,510
Total Materials
(Cost $2,106,748)		2,297,388

Telecommunications Services		0.97%
Wireless Telecommunications
Services		0.97%
T-Mobile US Inc.	22,800	766,992
Total Telecommunications Services
(Cost $556,356)		766,992
Total Common Stocks
(Cost $57,950,324)		78,382,728

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.75%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	593,785	$593,785
Total Money Market Mutual Funds
(Cost $593,785)		593,785
Total Investments
(Cost $58,544,109)	100.14%	78,976,513
Liabilities in Excess of
Other Assets	(0.14%)	(108,485)
Net Assets	100.00%	$78,868,028

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**   Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2013

	Shares	Market Value
COMMON STOCKS		98.36%
Consumer Discretionary		25.37%
Auto Components		4.00%
BorgWarner Inc.	38,850	$2,172,103
Delphi Automotive PLC
(United Kingdom)	29,170	1,753,992
		3,926,095
Automobiles		0.61%
Tesla Motors Inc.**	3,980	598,512
Hotels, Restaurants & Leisure		5.56%
Chipotle Mexican Grill Inc.**	3,600	1,918,008
Dunkin’ Brands Group Inc.	16,840	811,688
Melco PBL Entertainment
Ltd. - ADR (China-
Hong Kong)**	25,910	1,016,190
Wynn Resorts Ltd.	8,860	1,720,701
		5,466,587
Internet & Catalog Retail		3.89%
Groupon Inc.**	103,950	1,223,492
NetFlix Inc.**	2,160	795,247
TripAdvisor Inc.**	21,800	1,805,694
		3,824,433
Media		1.29%
Discovery Communications
Inc. - Class A**	14,030	1,268,593
Specialty Retail		2.59%
CarMax Inc.**	23,330	1,096,976
Restoration Hardware
Holdings Inc.**	7,880	530,324
Tractor Supply Co.	11,820	916,996
		2,544,296
Textiles Apparel & Luxury Goods		7.43%
Deckers Outdoor Corp.**	17,210	1,453,557
Lululemon Athletica Inc.**
(Canada)	19,940	1,177,058
Michael Kors Holdings Ltd.
(Hong Kong)**	21,561	1,750,538
Ralph Lauren Corp.	8,190	1,446,108
Under Armour Inc. -
Class A**	16,840	1,470,132
		7,297,393
Total Consumer Discretionary
(Cost $17,703,250)		24,925,909

	Shares	Market Value
Consumer Staples		3.36%
Food & Staples Retailing		2.01%
Pricesmart Inc.	7,630	$881,570
Whole Foods Market Inc.	18,870	1,091,252
		1,972,822
Food Products		1.35%
Mead Johnson Nutrition Co.	15,860	1,328,434
Total Consumer Staples
(Cost $2,861,022)		3,301,256

Energy		7.38%
Energy Equipment & Services		2.45%
Core Laboratories NV
(Netherlands)	5,770	1,101,782
Oceaneering International
Inc.	16,580	1,307,830
		2,409,612
Oil, Gas & Consumable Fuels		4.93%
Cabot Oil & Gas Corp.	23,790	922,100
Gulfport Energy Corp.**	20,270	1,280,051
Noble Energy Inc.	14,450	984,190
Pioneer Natural Resources
Co.	8,990	1,654,789
		4,841,130
Total Energy
(Cost $5,433,411)		7,250,742

Financials		4.81%
Capital Markets		3.63%
Affiliated Managers Group
Inc.**	8,090	1,754,559
LPL Financial Holdings Inc.	21,080	991,392
SEI Investments Co.	23,670	822,059
		3,568,010
Commercial Banks		1.18%
SVB Financial Group**	11,080	1,161,849
Total Financials
(Cost $3,525,074)		4,729,859

Health Care		12.55%
Biotechnology		7.51%
Alexion Pharmaceuticals
Inc.**	11,300	1,503,578
Alkermes PLC (Ireland)**	35,540	1,445,056
Alnylam Pharmaceuticals
Inc.**	7,460	479,902
Cubist Pharmaceuticals
Inc.**	20,480	1,410,458
Pharmacyclics Inc.**	12,210	1,291,574

	Shares	Market Value
Regeneron
Pharmaceuticals Inc.**	4,530	$1,246,837
		7,377,405
Health Care Equipment & Supplies		2.06%
Align Technology Inc.**	15,430	881,825
Edwards Lifesciences
Corp.**	17,340	1,140,278
		2,022,103
Pharmaceuticals		2.98%
Actavis plc** (Ireland)	8,480	1,424,640
Perrigo Co.	9,790	1,502,373
		2,927,013
Total Health Care
(Cost $9,560,090)		12,326,521

Industrials		16.40%
Aerospace & Defense		2.16%
BE Aerospace Inc.**	8,440	734,533
DigitalGlobe Inc.**	33,840	1,392,516
		2,127,049
Airlines		1.42%
United Continental
Holdings Inc.**	36,760	1,390,631
Building Products		2.51%
Allegion PLC (Ireland)**	22,520	995,159
Lennox International Inc.	17,300	1,471,538
		2,466,697
Electrical Equipment		3.46%
Acuity Brands Inc.	11,060	1,209,080
Rockwell Automation Inc.	7,720	912,195
Sensata Technologies
Holding N.V.
(Netherlands)**	32,860	1,273,982
		3,395,257
Machinery		4.75%
Ingersoll-Rand PLC
(Ireland)	25,020	1,541,232
Terex Corp.	38,420	1,613,256
WABCO Holdings Inc.**	16,150	1,508,571
		4,663,059
Road & Rail		2.10%
J.B. Hunt Transport
Services Inc.	7,290	563,517
Kansas City Southern	12,130	1,502,058
		2,065,575

STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2013 (continued)

	Shares	Market Value
Total Industrials
(Cost $11,535,092)		$16,108,268

Information Technology		22.59%
Communications Equipment		0.63%
Ciena Corp.**	26,080	624,094
Electric Equipment & Instruments		1.33%
IPG Photonics Corp.**	16,870	1,309,281
Internet Software & Services		6.74%
LinkedIn Corp. - Class A**	6,960	1,509,137
Pandora Media Inc.**	55,970	1,488,802
SINA Corp. (China)**	9,880	832,390
Twitter Inc.**	13,900	884,735
Yelp Inc.**	11,020	759,829
Zillow Inc. - Class A**	13,990	1,143,402
		6,618,295
IT Services		0.72%
Jack Henry & Associates
Inc.	11,870	702,823
Semiconductors & Semiconductor
Equipment		3.42%
Applied Materials Inc.	70,780	1,252,098
First Solar Inc.**	17,980	982,427
Lam Research Corp.**	20,610	1,122,215
		3,356,740
Software		9.75%
Concur Technologies Inc.**	12,610	1,301,100
FireEye Inc.**	35,830	1,562,546
Guidewire Software Inc.**	8,480	416,114
ServiceNow Inc.**	27,650	1,548,676
Splunk Inc.**	25,610	1,758,639
Tableau Software Inc. -
Class A**	20,400	1,406,172
Workday Inc. - Class A**	19,080	1,586,693
		9,579,940
Total Information Technology
(Cost $16,375,001)		22,191,173

Materials		5.90%
Chemicals		3.89%
Eastman Chemical Co.	11,240	907,068
FMC Corp.	20,058	1,513,577
Rockwood Holdings Inc.	19,470	1,400,282
		3,820,927
Construction Materials		0.70%
Eagle Materials Inc.	8,900	689,127

	Shares	Market Value
Metal & Mining		1.31%
U.S. Silica Holdings Inc.	37,720	$1,286,629
Total Materials
(Cost $4,244,973)		5,796,683
Total Common Stocks
(Cost $71,237,913)		96,630,411

MONEY MARKET MUTUAL FUNDS		1.90%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,867,474	1,867,474
Total Money Market Mutual Funds
(Cost $1,867,474)		1,867,474
Total Investments
(Cost $73,105,387)	100.26%	98,497,885
Liabilities in Excess of
Other Assets	(0.26%)	(258,752)
Net Assets	100.00%	$98,239,133

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**   Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE SELECT FUND AS OF DECEMBER 31, 2013

	Shares	Market Value
COMMON STOCKS		98.29%
Consumer Discretionary		25.75%
Auto Components		3.91%
BorgWarner Inc.	77,630	$4,340,293
Hotels Restaurants & Leisure		6.24%
Chipotle Mexican Grill
Inc.**	5,930	3,159,386
Wynn Resorts Ltd.	19,410	3,769,616
		6,929,002
Internet & Catalog Retail		3.51%
TripAdvisor Inc.**	47,110	3,902,121
Specialty Retail		2.70%
CarMax Inc.** (Canada)	63,850	3,002,227
Textiles Apparel & Luxury Goods		9.39%
Lululemon Athletica Inc.**	41,480	2,448,564
Michael Kors Holdings
Ltd. (Hong Kong)**	51,260	4,161,800
Under Armour Inc. -
Class A**	43,700	3,815,010
		10,425,374
Total Consumer Discretionary
(Cost $21,932,157)		28,599,017

Consumer Staples		3.03%
Food Products		3.03%
Mead Johnson Nutrition
Co.	40,150	3,362,964
Total Consumer Staples
(Cost $3,167,011)		3,362,964

Energy		7.33%
Energy Equipment & Services		2.37%
Oceaneering International
Inc.	33,330	2,629,070
Oil Gas & Consumable Fuels		4.96%
Gulfport Energy Corp.**	34,670	2,189,411
Pioneer Natural
Resources Co.	18,070	3,326,145
		5,515,556
Total Energy
(Cost $5,486,096)		8,144,626

Financials		6.97%
Capital Markets		3.50%
Affiliated Managers Group
Inc.**	17,920	3,886,490

	Shares	Market Value
Commercial Banks		3.47%
SVB Financial Group**	36,740	$3,852,556
Total Financials
(Cost $5,086,097)		7,739,046

Health Care		9.78%
Biotechnology		5.33%
Pharmacyclics Inc.**	27,410	2,899,430
Regeneron
Pharmaceuticals
Inc.**	10,960	3,016,630
		5,916,060
Health Care Equipment & Supplies		2.01%
Align Technology Inc.**	39,110	2,235,137
Pharmaceuticals		2.44%
Perrigo Co.	17,670	2,711,638
Total Health Care
(Cost $8,526,558)		10,862,835

Industrials		18.11%
Aerospace & Defense		2.98%
DigitalGlobe Inc.**	80,290	3,303,933
Electrical Equipment		2.95%
Sensata Technologies
Holding N.V.
(Netherlands)**	84,590	3,279,569
Machinery		9.09%
Ingersoll-Rand PLC
(Ireland)	54,067	3,330,527
Terex Corp.	62,370	2,618,916
WABCO Holdings Inc.**	44,440	4,151,141
		10,100,584
Road & Rail		3.09%
Kansas City Southern	27,700	3,430,091
Total Industrials
(Cost $14,685,349)		20,114,177

Information Technology		22.02%
Internet Software & Services		8.01%
LinkedIn Corp. - Class A**	17,480	3,790,189
Pandora Media Inc.**	108,590	2,888,494
Zillow Inc.** - Class A	27,110	2,215,700
		8,894,383
Software		14.01%
FireEye Inc.**	71,850	3,133,378
ServiceNow Inc.**	55,850	3,128,159

	Shares	Market Value
Splunk Inc.**	48,884	$3,356,864
Tableau Software Inc.**	40,740	2,808,208
Workday Inc. - Class A**	37,630	3,129,311
		15,555,920
Total Information Technology
(Cost $17,623,479)		24,450,303

Materials		5.30%
Chemicals		5.30%
FMC Corp.	37,040	2,795,039
Rockwood Holdings Inc.	42,960	3,089,683
		5,884,722
Total Materials
(Cost $5,728,470)		5,884,722
Total Common Stocks
(Cost $82,235,217)		109,157,690

MONEY MARKET MUTUAL FUNDS		2.74%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	3,041,605	3,041,605
Total Money Market Mutual Funds
(Cost $3,041,605)		3,041,605
Total Investments
(Cost $85,276,822)	101.03%	112,199,295
Liabilities in Excess of
Other Assets	(1.03%)	(1,141,404)
Net Assets	100.00%	$111,057,891

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**   Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2013

	Shares	Market Value
COMMON STOCKS		97.04%
Consumer Discretionary		12.25%
Diversified Consumer Services		0.98%
Grand Canyon Education
Inc.**	537	$23,413
Hotels Restaurants & Leisure		2.65%
BJ’s Restaurants Inc.**	762	23,668
Noodles & Co.**	486	17,457
Vail Resorts Inc.	292	21,967
		63,092
Internet & Catalog Retail		1.03%
HomeAway Inc.**	598	24,446
Media		1.46%
Imax Corp. (Canada)**	1,177	34,698
Specialty Retail		3.23%
Five Below Inc.**	816	35,252
Restoration Hardware
Holdings Inc.**	209	14,066
Vitamin Shoppe Inc.**	535	27,825
		77,143
Textiles Apparel & Luxury Goods		2.90%
Deckers Outdoor Corp.**	431	36,402
Tumi Holdings Inc.**	940	21,197
Vince Holding Corp.**	380	11,655
		69,254
Total Consumer Discretionary
(Cost $292,175)		292,046

Consumer Staples		3.67%
Food & Staples Retailing		2.65%
Natural Grocers by Vitamin
Cottage Inc.**	836	35,487
PriceSmart Inc.	238	27,499
		62,986
Food Products		1.02%
Annie’s Inc.**	567	24,404
Total Consumer Staples
(Cost $86,124)		87,390

Energy		3.63%
Energy Equipment & Services		0.80%
Hornbeck Offshore Services
Inc.**	389	19,150
Oil Gas & Consumable Fuels		2.83%
Bonanza Creek Energy Inc.**	540	23,474
Diamondback Energy Inc.**	475	25,109

	Shares	Market Value
PDC Energy Inc.**	354	$18,840
		67,423
Total Energy
(Cost $86,459)		86,573

Financials		10.67%
Capital Markets		4.06%
Evercore Partners Inc.	419	25,048
FXCM Inc.	1,717	30,631
WisdomTree Investments
Inc.**	2,319	41,069
		96,748
Commercial Banks		2.89%
Eagle Bancorp Inc.**	1,107	33,907
Western Alliance Bancorp**	1,466	34,979
		68,886
Consumer Finance		1.80%
Encore Capital Group Inc.**	468	23,522
Portfolio Recovery
Associates Inc.**	369	19,498
		43,020
Diversified Financial Services		1.92%
MarketAxess Holdings Inc.	684	45,739
Total Financials
(Cost $251,151)		254,393

Health Care		19.63%
Biotechnology		7.92%
Acceleron Pharma Inc.**	406	16,078
Alkermes PLC** (Ireland)	922	37,488
Alnylam Pharmaceuticals
Inc.**	327	21,036
Array BioPharma Inc.**	1,897	9,504
Celldex Therapeutics Inc.**	315	7,626
Clovis Oncology Inc.**	361	21,757
Exact Sciences Corp.**	2,905	33,959
InterMune Inc.**	1,631	24,025
Puma Biotechnology Inc.**	167	17,290
		188,763
Health Care Equipment & Supplies		9.02%
ABIOMED Inc.**	1,093	29,227
Align Technology Inc.**	565	32,290
AtriCure Inc.**	2,859	53,406
Cardiovascular Systems
Inc.**	741	25,409
HeartWare International
Inc.**	262	24,618
Novadaq Technologies Inc.
(Canada)**	1,501	24,751

	Shares	Market Value
TearLab Corp.**	2,704	$25,255
		214,956
Life Sciences Tools & Services		1.31%
Fluidigm Corp.**	815	31,231
Pharmaceuticals		1.38%
Pacira Pharmaceuticals
Inc./DE**	572	32,884
Total Health Care
(Cost $460,014)		467,834

Industrials		10.52%
Aerospace & Defense		1.96%
DigitalGlobe Inc.**	825	33,949
HEICO Corp.	220	12,749
		46,698
Building Products		2.50%
Lennox International Inc.	431	36,661
NCI Building Systems Inc.**	1,302	22,837
		59,498
Commercial Services & Supplies		1.60%
Interface Inc.	1,737	38,145
Electrical Equipment		1.84%
Acuity Brands Inc.	401	43,837
Machinery		1.67%
Proto Labs Inc.**	289	20,571
Westport Innovations Inc.
(Canada)**	980	19,218
		39,789
Road & Rail		0.95%
Saia Inc.**	709	22,723
Total Industrials
(Cost $248,982)		250,690

Information Technology		31.86%
Communications Equipment		0.73%
Ciena Corp.**	730	17,469
Electronic Equipment & Instruments		4.76%
InvenSense Inc.**	1,626	33,788
IPG Photonics Corp.**	413	32,053
Methode Electronics Inc.	866	29,609
Universal Display Corp.**	526	18,073
		113,523

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2013 (continued)

	Shares	Market Value
Internet Software & Services		9.43%
Cornerstone OnDemand
Inc.**	630	$33,604
Marin Software Inc.**	1,108	11,346
Marketo Inc.**	1,101	40,814
OpenTable Inc.**	382	30,319
Pandora Media Inc.**	600	15,960
WebMD Health Corp.**	445	17,578
Xoom Corp.**	642	17,572
Yelp Inc.**	364	25,098
Zillow Inc.**	396	32,365
		224,656
IT Services		3.53%
EPAM Systems Inc.**	825	28,825
Jack Henry & Associates
Inc.	484	28,658
Virtusa Corp.**	699	26,625
		84,108
Semiconductors & Semi Equipment		5.58%
Applied Micro Circuits
Corp.**	1,883	25,195
Inphi Corp.**	2,148	27,709
Monolithic Power Systems
Inc.**	1,107	38,369
Nanometrics Inc.**	1,585	30,194
SunEdison Inc.**	880	11,484
		132,951
Software		7.83%
Allot Communications Ltd.**
(Israel)	1,168	17,707
FireEye Inc.**	612	26,689
Guidewire Software Inc.**	618	30,325
Imperva Inc.**	704	33,884
Jive Software Inc.**	1,242	13,973
Tableau Software Inc.**	528	36,394
Ultimate Software Group
Inc.**	181	27,733
		186,705
Total Information Technology
(Cost $744,389)		759,412

Materials		3.31%
Chemicals		1.68%
PolyOne Corp.	1,135	40,122
Metal & Mining		1.63%
U.S. Silica Holdings Inc.	1,138	38,817
Total Materials
(Cost $77,546)		78,939

	Shares	Market Value
Telecommunication Services		1.50%
Diversified Telecommunication
Services		0.50%
Cogent Communications
Group Inc.	292	$11,800
Wireless Telecommunication Services		1.00%
RingCentral Inc.**	1,304	23,954
Total Telecommunication Services
(Cost $35,451)		35,754
Total Common Stocks
(Cost $2,282,291)		2,313,031

MONEY MARKET MUTUAL FUNDS		2.50%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	59,613	59,613
Total Money Market Mutual Funds
(Cost $59,613)		59,613
Total Investments
(Cost $2,341,904)	99.54%	2,372,644
Other Assets in Excess
of Liabilities	0.46%	10,941
Net Assets	100.00%	$2,383,585

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**   Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

 WESTCORE BLUE CHIP DIVIDEND FUND AS OF DECEMBER 31, 2013
	Shares	Market Value
COMMON STOCKS		100.24%
Consumer Discretionary		19.82%
Hotels Restaurants & Leisure		10.24%
Darden Restaurants Inc.	37,600	$2,044,312
McDonald’s Corp.	20,260	1,965,828
Sodexo (France)	20,892	2,116,504
		6,126,644
Leisure Equipment & Products		3.49%
Mattel Inc.	43,810	2,084,480
Textiles Apparel & Luxury Goods		6.09%
Coach Inc.	29,460	1,653,590
LVMH Moet Hennessy
Louis Vuitton SA ADR
(France)	54,270	1,986,276
		3,639,866
Total Consumer Discretionary
(Cost $10,481,357)		11,850,990

Consumer Staples		20.46%
Food & Staples Retailing		3.35%
Wal-Mart Stores Inc.	25,490	2,005,808
Food Products		6.87%
General Mills Inc.	41,480	2,070,267
Nestle SA ADR
(Switzerland)	27,720	2,039,915
		4,110,182
Household Products		6.74%
Kimberly-Clark Corp.	18,900	1,974,294
Reckitt Benckiser Group
PLC ADR (United
Kingdom)	127,740	2,055,337
		4,029,631
Tobacco		3.50%
British American Tobacco
PLC ADR (United
Kingdom)	19,480	2,092,541
Total Consumer Staples
(Cost $11,246,737)		12,238,162

Energy		13.98%
Oil Gas & Consumable Fuels		13.98%
Chevron Corp.	16,380	2,046,026
Occidental Petroleum Corp.	21,790	2,072,229
Royal Dutch Shell PLC ADR
(Netherlands)	27,520	2,067,027
Total SA ADR (France)	35,470	2,173,247
		8,358,529

	Shares	Market Value
Total Energy
(Cost $6,820,668)		$8,358,529

Financials		2.68%
Commercial Banks		2.68%
U.S. Bancorp	39,740	1,605,496
Total Financials
(Cost $1,498,516)		1,605,496
Health Care		23.40%
Health Care Equipment & Supplies		2.64%
Baxter International Inc.	22,680	1,577,394
Health Care Providers & Services		3.53%
AmerisourceBergen Corp.	30,040	2,112,112
Pharmaceuticals		17.23%
AbbVie Inc.	36,590	1,932,318
GlaxoSmithKline PLC ADR
(United Kingdom)	41,380	2,209,278
Novartis AG ADR
(Switzerland)	25,590	2,056,924
Pfizer Inc.	64,602	1,978,760
Roche Holding AG ADR
(Switzerland)	30,330	2,129,166
		10,306,446
Total Health Care
(Cost $10,746,434)		13,995,952

Industrials		6.77%
Aerospace & Defense		6.77%
General Dynamics Corp.	21,220	2,027,571
Raytheon Co.	22,290	2,021,703
		4,049,274
Total Industrials
(Cost $2,284,610)		4,049,274

Information Technology		10.05%
Computers & Peripherals		2.64%
Apple Inc.	2,810	1,576,719
IT Services		3.92%
Accenture PLC - Class A
(Ireland)	28,490	2,342,448
Software		3.49%
Microsoft Corp.	55,820	2,089,342
Total Information Technology
(Cost $4,948,572)		6,008,509

	Shares	Market Value
Utilities		3.08%
Multi-Utilities		3.08%
Canadian Utilities Ltd. -
Class A (Canada)	54,760	$1,838,823
Total Utilities
(Cost $1,961,133)		1,838,823
Total Common Stocks
(Cost $49,988,027)		59,945,735

MONEY MARKET MUTUAL FUNDS		0.43%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	258,722	258,722
Total Money Market Mutual Funds
(Cost $258,722)		258,722
Total Investments
(Cost $50,246,749)	100.67%	60,204,457
Liabilities in Excess of
Other Assets	(0.67%)	(403,484)
Net Assets	100.00%	$59,800,973

Westcore Blue Chip Dividend Fund

Country Breakdown as of December 31, 2013

Country	Market Value	%
United States	$35,096,971	58.68%
United Kingdom	6,357,156	10.63%
France	6,276,027	10.49%
Switzerland	6,226,005	10.41%
Ireland	2,342,448	3.92%
Netherlands	2,067,027	3.46%
Canada	1,838,823	3.08%
Total Investments	60,204,457	100.67%
Liabilities in Excess of
Other Assets	(403,484)	(0.67%)
Net Assets	$59,800,973	100.00%

Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2013

	Shares	Market Value
COMMON STOCKS		97.00%
Basic Materials		7.95%
Chemicals		1.33%
Compass Minerals
International Inc.	8,900	$712,445
Forestry & Paper		6.62%
Ball Corp.	20,800	1,074,528
International Paper Co.	12,500	612,875
Rock-Tenn Co. - Class A	8,500	892,585
Silgan Holdings Inc.	19,700	945,994
		3,525,982
Total Basic Materials
(Cost $3,307,217)		4,238,427

Capital Goods		4.56%
Engineering & Construction		1.48%
EMCOR Group Inc.	18,600	789,384
Industrial Products		3.08%
Avery Dennison Corp.	16,200	813,078
Xylem Inc.	23,900	826,940
		1,640,018
Total Capital Goods
(Cost $2,096,044)		2,429,402

Commercial Services		1.54%
Business Products & Services		1.54%
Xerox Corp.	67,381	820,027
Total Commercial Services
(Cost $595,384)		820,027

Consumer Cyclical		10.68%
Apparel & Footwear Mfg		1.89%
Coach Inc.	17,900	1,004,727
Consumer Durables		2.27%
Whirlpool Corp.	7,700	1,207,822
Publishing & Media		3.03%
Cinemark Holdings Inc.	23,800	793,254
Scripps Networks
Interactive Inc. -
Class A	9,500	820,895
		1,614,149
Recreation & Leisure		1.54%
Thor Industries Inc.	14,900	822,927
Restaurants		1.95%
Darden Restaurants Inc.	19,100	1,038,467

	Shares	Market Value
Total Consumer Cyclical
(Cost $5,077,391)		$5,688,092

Consumer Staples		5.46%
Beverages: Non-Alcoholic		1.00%
Dr Pepper Snapple Group
Inc.	10,900	531,048
Food & Agricultural Products		4.46%
The J.M. Smucker Co.	7,550	782,331
Tyson Foods Inc. - Class A	47,650	1,594,369
		2,376,700
Total Consumer Staples
(Cost $1,478,648)		2,907,748

Energy		7.68%
Exploration & Production		0.94%
Noble Corp. (United
Kingdom)	13,350	500,225
Oil Services		3.68%
Ensco PLC - Class A (United
Kingdom)	16,350	934,893
Tidewater Inc.	17,300	1,025,371
		1,960,264
Refining & Marketing		3.06%
HollyFrontier Corp.	12,300	611,187
Western Refining Inc.	24,100	1,022,081
		1,633,268
Total Energy
(Cost $2,889,506)		4,093,757

Interest Rate Sensitive		21.61%
Life & Health Insurance		5.44%
Reinsurance Group of
America Inc.	19,191	1,485,575
Unum Group	40,250	1,411,970
		2,897,545
Other Banks		1.63%
First Citizens BancShares
Inc. - Class A	3,900	868,257
Property Casualty Insurance		7.03%
AXIS Capital Holdings Ltd.
(Bermuda)	10,950	520,892
Endurance Specialty
Holdings Ltd.
(Bermuda)	20,600	1,208,602
Validus Holdings Ltd.
(Bermuda)	24,100	970,989
WR Berkley Corp.	24,100	1,045,699
		3,746,182

	Shares	Market Value
Regional Banks		5.02%
Comerica Inc.	11,550	$549,087
M&T Bank Corp.	9,100	1,059,422
Zions Bancorporation	35,500	1,063,580
		2,672,089
Securities & Asset Management		2.49%
The NASDAQ OMX Group
Inc.	33,400	1,329,320
Total Interest Rate Sensitive
(Cost $9,230,653)		11,513,393

Medical/Healthcare		11.36%
Healthcare Services		6.67%
AmerisourceBergen Corp.	16,750	1,177,692
Omnicare Inc.	20,550	1,240,398
Universal Health Services
Inc. - Class B	14,000	1,137,640
		3,555,730
Medical Products & Supplies		2.01%
West Pharmaceutical
Services Inc.	21,800	1,069,508
Pharmaceuticals		2.68%
Questcor Pharmaceuticals
Inc.	26,200	1,426,590
Total Medical/Healthcare
(Cost $3,812,059)		6,051,828

Real Estate Investment Trusts (REITs)		6.80%
Diversified & Specialty		1.46%
Rayonier Inc.	18,450	776,745
Healthcare		1.21%
Senior Housing Properties
Trust	29,000	644,670
Multi-Family		1.54%
Home Properties Inc.	15,300	820,386
Office		1.38%
Alexandria Real Estate
Equities Inc.	11,600	737,992
Retail		1.21%
Taubman Centers Inc.	10,100	645,592
Total Real Estate Investment Trusts (REITs)
(Cost $3,660,132)		3,625,385

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2013 (continued)

	Shares	Market Value
Technology		9.85%
Computer Software		5.90%
Activision Blizzard Inc.	41,250	$735,487
CA Inc.	26,800	901,820
Open Text Corp. (Canada)	8,200	754,072
Symantec Corp.	31,850	751,023
		3,142,402
Networking		1.52%
Plantronics Inc.	17,500	812,875
Semiconductors		2.43%
Avago Technologies Ltd.
(Singapore)	24,450	1,293,161
Total Technology
(Cost $3,709,048)		5,248,438

Utilities		9.51%
Gas Utilities		2.02%
UGI Corp.	25,905	1,074,021
Integrated Gas & Electric		1.57%
CenterPoint Energy Inc.	36,135	837,609
Regulated Electric		3.70%
Great Plains Energy Inc.	35,450	859,308
Westar Energy Inc.	34,650	1,114,691
		1,973,999
Water Utilities		2.22%
American Water Works
Co. Inc.	27,950	1,181,167
Total Utilities
(Cost $3,386,292)		5,066,796
Total Common Stocks
(Cost $39,242,374)		51,683,293
MONEY MARKET MUTUAL FUNDS		2.93%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,563,760	1,563,760
Total Money Market Mutual Funds
(Cost $1,563,760)		1,563,760
Total Investments
(Cost $40,806,134)	99.93%	53,247,053

	Shares	Market Value
Other Assets in Excess
of Liabilities	0.07%	$34,842
Net Assets	100.00%	$53,281,895

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

See Notes to Financial Statements.

PAGE 45

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2013

	Shares	Market Value
COMMON STOCKS		98.94%
Basic Materials		3.49%
Chemicals		3.49%
Compass Minerals
International Inc.	79,375	$6,353,969
Innophos Holdings Inc.	96,849	4,706,861
		11,060,830
Total Basic Materials
(Cost $9,406,870)		11,060,830

Capital Goods		6.88%
Aerospace/Defense Suppliers		2.86%
Cubic Corp.	70,588	3,717,164
Curtiss-Wright Corp.	85,851	5,342,508
		9,059,672
Electrical Equipment		2.45%
Actuant Corp. - Class A	118,560	4,344,039
Watts Water Technologies
Inc. - Class A	55,190	3,414,605
		7,758,644
Industrial Products		1.57%
Barnes Group Inc.	130,210	4,988,345
Total Capital Goods
(Cost $17,613,655)		21,806,661

Commercial Services		5.59%
Business Products & Services		5.59%
ABM Industries Inc.	50,100	1,432,359
The Brink’s Co.	188,060	6,420,368
G&K Services Inc. -
Class A	49,060	3,053,004
MAXIMUS Inc.	155,350	6,833,847
		17,739,578
Total Commercial Services
(Cost $11,743,399)		17,739,578

Consumer Cyclical		13.85%
Clothing & Accessories		6.36%
Brown Shoe Co. Inc.	239,160	6,729,962
The Cato Corp. - Class A	108,340	3,445,212
The Finish Line Inc. -
Class A	198,480	5,591,182
Stage Stores Inc.	198,380	4,408,004
		20,174,360
Consumer Durables		1.03%
The Toro Co.	51,510	3,276,036

	Shares	Market Value
Motor Vehicle Parts		1.07%
Standard Motor Products
Inc.	91,990	$3,385,232
Recreation & Leisure		1.78%
Thor Industries Inc.	102,210	5,645,058
Restaurants		2.55%
CEC Entertainment Inc.	77,680	3,439,671
Texas Roadhouse Inc.	167,615	4,659,697
		8,099,368
Specality Retail		1.06%
Pier 1 Imports Inc.	145,130	3,349,600
Total Consumer Cyclical
(Cost $29,483,450)		43,929,654

Consumer Staples		4.78%
Food & Agricultural Products		1.05%
Sensient Technologies
Corp.	68,680	3,332,354
Grocery & Convenience		0.91%
Casey’s General Stores
Inc.	40,880	2,871,820
Tobacco		2.82%
Schweitzer-Mauduit
International Inc.	173,750	8,942,912
Total Consumer Staples
(Cost $9,741,302)		15,147,086

Energy		10.13%
Exploration & Production		2.90%
Comstock Resources Inc.	218,720	4,000,389
Energy XXI Bermuda Ltd.
(Bermuda)	192,150	5,199,579
		9,199,968
Oil Services		4.71%
Bristow Group Inc.	59,280	4,449,557
Gulfmark Offshore Inc. -
Class A	85,850	4,046,110
Tidewater Inc.	108,951	6,457,526
		14,953,193
Refining & Marketing		2.52%
Western Refining Inc.	188,060	7,975,624
Total Energy
(Cost $25,349,814)		32,128,785

	Shares	Market Value
Interest Rate Sensitive		29.28%
Life & Health Insurance		4.10%
American Equity
Investment Life
Holding Co.	124,280	$3,278,506
Primerica Inc.	116,510	4,999,444
StanCorp Financial Group
Inc.	71,540	4,739,525
		13,017,475
Other Banks		10.38%
Bank of the Ozarks Inc.	89,940	5,089,705
Community Bank System
Inc.	81,150	3,220,032
Fulton Financial Corp.	278,000	3,636,240
Hancock Holding Co.	177,840	6,523,171
Trustmark Corp.	122,650	3,291,926
Westamerica Bancorp	95,660	5,400,964
Wintrust Financial Corp.	125,002	5,765,092
		32,927,130
Property Casualty Insurance		5.60%
Aspen Insurance Holdings
Ltd. (Bermuda)	124,690	5,150,944
Endurance Specialty
Holdings Ltd.
(Bermuda)	139,000	8,155,130
Montpelier Re Holdings
Ltd. (Bermuda)	153,310	4,461,321
		17,767,395
Securities & Asset Management		4.11%
FXCM Inc. - Class A	325,020	5,798,357
Greenhill & Co. Inc.	124,690	7,224,538
		13,022,895
Specialty Finance		2.00%
Cash America
International Inc.	165,837	6,351,557
Thrifts		3.09%
Iberia Bank Corp.	94,030	5,909,786
Webster Financial Corp.	124,690	3,887,834
		9,797,620
Total Interest Rate Sensitive
(Cost $65,739,550)		92,884,072

Medical/Healthcare		7.43%
Healthcare Services		1.26%
Owens & Minor Inc.	109,196	3,992,206
Medical Products & Supplies		3.43%
West Pharmaceutical
Services Inc.	221,990	10,890,829

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2013 (continued)

	Shares	Market Value
Pharmaceuticals		2.74%
Questcor Pharmaceuticals
Inc.	159,440	$8,681,508
Total Medical/Healthcare
(Cost $12,791,409)		23,564,543

Real Estate Investment Trusts (REITs)		5.78%
Diversified & Specialty Reits		2.42%
CubeSmart	200,320	3,193,100
DuPont Fabros Technology
Inc.	181,680	4,489,313
		7,682,413
Hotels		0.92%
Chesapeake Lodging Trust	115,910	2,931,364
Office		2.44%
Brandywine Realty Trust	304,570	4,291,391
Government Properties
Income Trust	138,590	3,443,962
		7,735,353
Total Real Estate Investment Trusts (REITs)
(Cost $15,941,146)		18,349,130

Technology		6.23%
Computer Software		1.92%
NICE Systems Ltd. ADR
(Israel)	149,220	6,112,051
Networking		2.53%
j2 Global Inc.	63,363	3,168,784
Plantronics Inc.	104,353	4,847,197
		8,015,981
Semiconductors		1.78%
Cypress Semiconductor
Corp.	252,903	2,655,481
Intersil Corp. - Class A	260,793	2,991,296
		5,646,777
Total Technology
(Cost $16,540,591)		19,774,809

Transportation		0.87%
Trucking, Shipping, Air Freight		0.87%
Con-way Inc.	69,500	2,759,845
Total Transportation
(Cost $3,019,285)		2,759,845

	Shares	Market Value
Utilities		4.63%
Regulated Electric		4.63%
El Paso Electric Co.	108,340	$3,803,817
Portland General Electric
Co.	181,930	5,494,286
UNS Energy Corp.	89,940	5,382,909
		14,681,012
Total Utilities
(Cost $10,977,607)		14,681,012
Total Common Stocks
(Cost $228,348,078)		313,826,005
MONEY MARKET MUTUAL FUNDS		1.21%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	3,852,067	3,852,067
Total Money Market Mutual Funds
(Cost $3,852,067)		3,852,067
Total Investments
(Cost $232,200,145)	100.15%	317,678,072
Liabilities in Excess of
Other Assets	(0.15%)	(482,872)
Net Assets	100.00%	$317,195,200

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2013

	Shares	Market Value
COMMON STOCKS		98.79%
Basic Materials		5.38%
Forestry & Paper		1.29%
Neenah Paper Inc.	2,398	$102,562
Xerium Technologies Inc.**	10,038	165,527
		268,089
Non-Ferrous Metals		0.56%
Horsehead Holding Corp.**	7,224	117,101
Other Materials (Rubber & Plastic)		1.63%
AEP Industries Inc.**	1,689	89,230
Myers Industries Inc.	3,341	70,562
U.S. Concrete Inc.**	7,938	179,637
		339,429
Specialty Chemicals		0.96%
American Pacific Corp.**	2,785	103,769
Zoltek Cos Inc.**	5,696	95,408
		199,177
Steel		0.94%
Handy & Harman Ltd.**	5,575	134,971
Universal Stainless & Alloy
Products Inc.**	1,670	60,220
		195,191
Total Basic Materials
(Cost $900,837)		1,118,987

Capital Goods		5.03%
Aerospace/Defense Suppliers		0.85%
Sparton Corp.**	6,335	177,063
Engineering & Construction		0.67%
Argan Inc.	5,025	138,489
Farm Equipment		0.65%
Alamo Group Inc.	2,245	136,249
Industrial Products		2.86%
Hardinge Inc.	5,984	86,589
LB Foster Co. - Class A	1,321	62,470
Lydall Inc.**	6,817	120,116
NN Inc.	6,304	127,278
Northwest Pipe Co.**	2,178	82,241
Standex International Corp.	1,846	116,076
		594,770
Total Capital Goods
(Cost $785,420)		1,046,571

	Shares	Market Value
Commercial Services		7.97%
Business Products & Services		5.91%
Asta Funding Inc.	10,318	$86,877
Barrett Business Services
Inc.	1,927	178,710
CBIZ Inc.**	10,138	92,459
CDI Corp.	7,224	133,861
Cenveo Inc.**	17,070	58,721
Electro Rent Corp.	4,430	82,044
Gentiva Health Services
Inc.**	5,533	68,664
ICG Group Inc.**	9,159	170,632
Omnicell Inc.**	2,645	67,527
TASER International Inc.**	8,880	141,014
VSE Corp.	3,060	146,911
		1,227,420
Educational Services		0.58%
Capella Education Co.	1,815	120,588
Environmental/Pollution Control		0.45%
Ceco Environmental Corp.	5,788	93,592
IT Services		1.03%
ManTech International
Corp. - Class A	4,575	136,930
NCI Inc. - Class A**	11,667	77,235
		214,165
Total Commercial Services
(Cost $1,174,331)		1,655,765

Consumer Cyclical		13.05%
Apparel & Footwear Manufacturing		0.66%
Unifi Inc.**	5,009	136,445
Hard Goods Retail		0.26%
Haverty Furniture Co. Inc.	1,720	53,836
Homebuilders & Suppliers		0.62%
Beazer Homes USA Inc.**	2,697	65,866
PGT Inc.**	6,218	62,926
		128,792
Motor Vehicle Parts		0.67%
Stoneridge Inc.**	10,855	138,401
Motor Vehicles		0.27%
America’s Car-Mart Inc.**	1,326	55,997
Publishing & Media		3.08%
Courier Corp.	7,569	136,923
Entravision
Communications
Corp. - Class A	12,848	78,244

	Shares	Market Value
Gray Television Inc.**	13,186	$196,208
Lee Enterprises Inc.**	16,388	56,867
LIN Media LLC - Class A**	6,023	172,920
		641,162
Recreation & Leisure		2.65%
Carmike Cinemas Inc.**	2,196	61,137
Rick’s Cabaret International
Inc.**	12,492	144,657
Smith & Wesson Holding
Corp.**	7,076	95,455
Town Sports International
Holdings Inc.	5,097	75,232
Viad Corp.	2,459	68,311
Winnebago Industries Inc.**	3,841	105,435
		550,227
Restaurants		2.79%
Denny’s Corp.**	21,951	157,828
Kona Grill Inc.**	8,644	160,087
Red Robin Gourmet
Burgers Inc.**	1,599	117,590
Ruth’s Hospitality Group
Inc.	10,208	145,056
		580,561
Specialty Retail		2.05%
1-800-Flowers.com Inc. -
Class A**	17,034	92,154
CSS Industries Inc.	3,194	91,604
Movado Group Inc.	1,796	79,042
Overstock.com Inc.**	1,972	60,718
Zale Corp.**	6,545	103,214
		426,732
Total Consumer Cyclical
(Cost $1,883,022)		2,712,153

Consumer Staples		3.20%
Food & Agricultural Products		1.29%
Chiquita Brands
International Inc.**	7,090	82,953
John B Sanfilippo & Son
Inc.	4,571	112,812
SunOpta Inc. (Canada)**	7,295	73,023
		268,788
Grocery & Convenience		1.18%
Ingles Markets Inc. -
Class A	4,784	129,647
The Pantry Inc.**	6,930	116,285
		245,932
Home Products		0.73%
Lifetime Brands Inc.	9,567	150,489

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2013 (continued)

	Shares	Market Value
Total Consumer Staples
(Cost $608,785)		$665,209

Energy		4.55%
Alternative Energy		0.73%
EnerNOC Inc.**	3,292	56,655
Green Plains Renewable
Energy Inc.	4,883	94,682
		151,337
Coal		0.37%
Westmoreland Coal Co.**	4,022	77,584
Exploration & Production		0.29%
Panhandle Oil and Gas Inc. -
Class A	1,787	59,704
Oil Services		2.49%
Bolt Technology Corp.	4,378	96,360
Dawson Geophysical Co.**	1,677	56,716
Natural Gas Services Group
Inc.**	4,945	136,334
PHI Inc.**	2,836	123,082
TGC Industries Inc.	14,465	105,594
		518,086
Refining & Marketing		0.67%
REX American Resources
Corp.**	3,122	139,585
Total Energy
(Cost $705,924)		946,296

Interest Rate Sensitive		24.88%
Life & Health Insurance		0.65%
National Western Life
Insurance Co. -
Class A	605	135,248
Other Banks		12.11%
American National
Bankshares Inc.	5,197	136,421
Ameris Bancorp**	4,141	87,417
Banner Corp.	3,826	171,481
Central Pacific Financial
Corp.	7,786	156,343
Enterprise Financial
Services Corp.	7,152	146,044
First Bancorp	9,238	153,536
First Community
Bancshares Inc.	5,771	96,376
First Financial Holdings Inc.	1,831	121,780
First Merchants Corp.	4,682	106,562
Hanmi Financial Corp.	7,385	161,658
Heartland Financial USA
Inc.	2,437	70,161

	Shares	Market Value
Macatawa Bank Corp.**	18,380	$91,900
Peoples Bancorp Inc.	3,542	79,730
Simmons First National
Corp. - Class A	4,896	181,886
Southside Bancshares Inc.	3,976	108,704
Southwest Bancorp Inc.**	4,641	73,885
SY Bancorp Inc.	2,835	90,493
Trico Bancshares	5,027	142,616
United Community Banks
Inc.**	8,269	146,775
Wilshire Bancorp Inc.	17,669	193,122
		2,516,890
Property Casualty Insurance		3.36%
Baldwin & Lyons Inc. -
Class B	2,271	62,044
EMC Insurance Group Inc.	2,534	77,591
HCI Group Inc.	2,082	111,387
Stewart Information
Services Corp.	4,591	148,152
United Fire Group Inc.	2,370	67,924
Universal Insurance
Holdings Inc.	15,954	231,014
		698,112
Regional Banks		1.09%
Horizon Bancorp	4,145	104,993
Sterling Bancorp	9,104	121,720
		226,713
Securities & Asset Management		1.53%
Arlington Asset Investment
Corp. - Class A	4,139	109,228
Capital Southwest Corp.	2,460	85,780
Investment Technology
Group Inc.**	6,032	124,018
		319,026
Specialty Finance		2.77%
Arbor Realty Trust Inc.	18,746	124,848
Federal Agricultural
Mortgage Corp. -
Class C	3,050	104,463
MCG Capital Corp.	24,770	108,988
Medallion Financial Corp.	4,489	64,417
NewStar Financial Inc.**	4,333	76,997
Resource Capital Corp.	16,086	95,390
		575,103
Thrifts		3.37%
Dime Community
Bancshares Inc.	9,793	165,697
ESSA Bancorp Inc.	8,901	102,896
First Defiance Financial
Corp.	5,459	141,770
Home Federal Bancorp Inc.	5,088	75,811

	Shares	Market Value
New York Mortgage Trust
Inc.	19,097	$133,488
Westfield Financial Inc.	10,921	81,471
		701,133
Total Interest Rate Sensitive
(Cost $4,245,894)		5,172,225

Medical/Healthcare		13.42%
Healthcare Services		3.69%
Addus HomeCare Corp.**	6,734	151,178
Albany Molecular Research
Inc.**	11,279	113,692
Capital Senior Living Corp.**	3,917	93,969
Five Star Quality Care Inc.**	18,261	100,253
LHC Group Inc.**	6,165	148,207
Triple-S Management Corp. -
Class B (Puerto Rico)**	8,211	159,622
		766,921
Medical Products & Supplies		2.48%
AMAG Pharmaceuticals
Inc.**	5,126	124,408
Atrion Corp.	370	109,612
Chindex International Inc.**	4,095	71,376
Kewaunee Scientific Corp.	6,325	98,797
Rockwell Medical Inc.**	2,746	28,668
Trinity Biotech PLC ADR
(Ireland)	3,292	82,761
		515,622
Medical Technology		0.46%
BioDelivery Sciences
International Inc.**	16,198	95,406
Pharmaceuticals		6.79%
Affymetrix Inc.**	10,176	87,208
Alexza Pharmaceuticals
Inc.**	13,686	64,735
Array BioPharma Inc.**	13,857	69,423
Cambrex Corp.**	7,305	130,248
Emergent Biosolutions
Inc.**	6,140	141,159
Hi-Tech Pharmacal Co.
Inc.**	1,741	75,542
Lannett Co. Inc.**	5,856	193,834
Pozen Inc.**	12,497	100,476
Protalix BioTherapeutics
Inc.**	20,793	80,885
Repligen Corp.**	9,172	125,106
SciClone Pharmaceuticals
Inc.**	18,742	94,460
SIGA Technologies Inc.**	19,565	63,977
Spectrum Pharmaceuticals
Inc.**	12,691	112,315

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2013 (continued)

	Shares	Market Value
TrovaGene Inc.**	12,627	$72,479
		1,411,847
Total Medical/Healthcare
(Cost $2,286,059)		2,789,796

Real Estate Investment Trusts (REITs)		0.97%
Diversified & Specialty Reits		0.45%
Winthrop Realty Trust	8,475	93,649
Retail		0.52%
Agree Realty Corp.	3,722	108,012
Total Real Estate Investment Trusts (REITs)
(Cost $205,692)		201,661

Technology		18.14%
Business Machines		0.48%
Silicon Graphics
International Corp.**	7,462	100,065
Cable/Satellite/Telecomm Services		3.32%
Consolidated
Communications
Holdings Inc.	3,452	67,763
FairPoint Communications
Inc.**	14,563	164,707
HickoryTech Corp.	7,666	98,355
IDT Corp. - Class B	5,687	101,627
Inteliquent	14,917	170,352
USA Mobility Inc.	6,097	87,065
		689,869
Computer Software		5.29%
IntraLinks Holdings Inc.**	13,679	165,653
Marchex Inc. - Class B**	11,993	103,739
PDF Solutions Inc.**	7,073	181,210
QuinStreet Inc.**	20,992	182,420
RealNetworks Inc.**	9,493	71,672
REIS Inc.**	5,725	110,092
SeaChange International
Inc.**	5,630	68,461
TeleCommunication
Systems Inc. -
Class A**	23,999	55,678
Telenav Inc.**	24,276	159,979
		1,098,904
Electronic Equipment		4.22%
CalAmp Corp.**	5,571	155,821
Checkpoint Systems Inc.**	8,697	137,152
CTS Corp.	9,818	195,476
Measurement Specialties
Inc.**	2,115	128,359
Mesa Laboratories Inc.	1,125	88,403

	Shares	Market Value
Methode Electronics Inc.	5,063	$173,104
		878,315
Networking		2.39%
Anaren Inc.**	3,674	102,835
Extreme Networks Inc.**	21,373	149,611
Ituran Location and Control
Ltd. (Israel)	8,383	181,492
Preformed Line Products
Co.	862	63,064
		497,002
Semiconductor Cap Equipment		1.18%
Axcelis Technologies Inc.**	34,042	83,062
Cascade Microtech Inc.**	10,383	96,770
Rudolph Technologies Inc.**	5,551	65,169
		245,001
Semiconductors		1.26%
IXYS Corp.	5,069	65,745
Sigma Designs Inc.**	20,585	97,161
Silicon Image Inc.**	16,082	98,905
		261,811
Total Technology
(Cost $2,897,315)		3,770,967

Transportation		1.14%
Airlines		0.66%
Hawaiian Holdings Inc.**	14,246	137,189
Trucking, Shipping, Air Freight		0.48%
Saia Inc.**	3,100	99,355
Total Transportation
(Cost $142,318)		236,544

Utilities		1.06%
Gas Utilities		0.49%
Chesapeake Utilities Corp.	1,682	100,954
Water Utilities		0.57%
Consolidated Water Co. Ltd.
(Cayman Islands)	8,421	118,736
Total Utilities
(Cost $189,588)		219,690
Total Common Stocks
(Cost $16,025,185)		20,535,864

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		1.28%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	265,356	$265,356
Total Money Market Mutual Funds
(Cost $265,356)		265,356
Total Investments
(Cost $16,290,541)	100.07%	20,801,220
Liabilities in Excess of
Other Assets	(0.07%)	(14,422)
Net Assets	100.00%	$20,786,798

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**   Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF DECEMBER 31, 2013

	Shares	Market Value
COMMON STOCKS		97.42%
Consumer Discretionary		33.01%
Diversified Consumer Services		2.32%
Slater & Gordon Ltd.
(Australia)	2,582,518	$11,160,665
Hotels Restaurants & Leisure		7.01%
MTY Food Group Inc.
(Canada)	301,312	9,723,677
REXLot Holdings Ltd.
(Hong Kong)	177,144,680	23,986,938
		33,710,615
Household Durables		2.53%
Haier Electronics Group
Co. Ltd. (Hong Kong)	4,188,847	12,154,425
Internet & Catalog Retail		1.95%
Webjet Ltd. (Australia)	3,313,599	9,379,087
Media		7.57%
CTS Eventim AG
(Germany)	160,889	8,147,371
Pico Far East Holdings
Ltd. (Hong Kong)(1)	80,832,879	28,249,759
		36,397,130
Specialty Retail		4.34%
Bonjour Holdings Ltd.
(Hong Kong)	65,725,536	14,324,459
Teknosa Ic Ve Dis Ticaret
AS (Turkey)**	1,101,034	6,532,426
		20,856,885
Textiles Apparel & Luxury Goods		7.29%
Ports Design Ltd. (Hong
Kong)	27,406,381	21,206,077
Xtep International
Holdings Ltd. (Hong
Kong)	26,841,005	13,845,740
		35,051,817
Total Consumer Discretionary
(Cost $122,566,899)		158,710,624

Consumer Staples		2.56%
Food & Staples Retailing		2.56%
Eurocash S.A. (Poland)	82,852	1,307,894
Tsuruha Holdings Inc.
(Japan)	119,689	10,990,339
		12,298,233
Total Consumer Staples
(Cost $10,373,373)		12,298,233

	Shares	Market Value
Financials		16.53%
Capital Markets		7.14%
Ashmore Group PLC
(United Kingdom)	2,696,406	$17,918,589
Azimut Holding S.p.A.
(Italy)	601,739	16,415,579
		34,334,168
Diversified Financial Services		3.32%
IG Group Holdings PLC
(United Kingdom)	1,564,196	15,955,897
Insurance		3.04%
Admiral Group PLC
(United Kingdom)	673,587	14,612,157
Thrifts & Mortgage Finance		3.03%
Home Capital Group Inc.
(Canada)	191,328	14,576,771
Total Financials
(Cost $54,216,014)		79,478,993

Health Care		4.06%
Health Care Technology		0.47%
Advanced Computer
Software Group PLC
(United Kingdom)	1,301,040	2,246,033
Life Sciences Tools & Services		1.55%
EPS Co. Ltd. (Japan)	5,704	7,474,618
Pharmaceuticals		2.04%
China Medical System
Holdings Ltd.
(China)	9,182,214	9,816,560
Total Health Care
(Cost $14,581,038)		19,537,211

Industrials		26.35%
Commercial Services & Supplies		12.65%
Credit Corp Group Ltd.
(Australia)(1)	3,024,321	26,058,929
Mears Group PLC (United
Kingdom)	2,121,167	16,684,678
Prestige International Inc.
(Japan)(1)	1,923,022	18,077,977
		60,821,584
Construction & Engineering		7.54%
Cardno Ltd. (Australia)	3,729,555	22,977,749
Decmil Group Ltd.
(Australia)	5,985,754	13,254,761
		36,232,510

	Shares	Market Value
Machinery		3.30%
Andritz AG (Austria)	253,268	$15,884,562
Professional Services		2.86%
ITE Group PLC (United
Kingdom)	2,701,253	13,737,080
Total Industrials
(Cost $92,889,774)		126,675,736

Information Technology		13.49%
Electronic Equipment & Instruments		4.40%
Diploma PLC (United
Kingdom)	1,494,116	16,700,806
PAX Global Technology
Ltd. (Hong Kong)**	10,992,129	4,422,765
		21,123,571
Internet Software & Services		2.80%
DeNA Co. Ltd. (Japan)	641,354	13,471,418
IT Services		3.72%
KG Inicis Co. Ltd. (South
Korea)	715,829	11,259,546
Wirecard AG (Germany)	167,783	6,627,994
		17,887,540
Software		2.57%
Magic Software
Enterprises Ltd.
(Israel)	679,398	4,871,284
Totvs S.A. (Brazil)	478,585	7,497,510
		12,368,794
Total Information Technology
(Cost $57,311,415)		64,851,323

Materials		1.42%
Construction Materials		1.42%
Caesarstone Sdot-Yam
Ltd. (Israel)	138,073	6,858,086
Total Materials
(Cost $4,038,574)		6,858,086
Total Common Stocks
(Cost $355,977,087)		468,410,206

MONEY MARKET MUTUAL FUNDS		2.37%
Fidelity Institutional
Money Market
Government
Portfolio -
Class I (7 Day Yield
0.010%)	11,375,552	11,375,552

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF DECEMBER 31, 2013 (continued)

		Market Value
Total Money Market Mutual Funds
(Cost $11,375,552)		$11,375,552
Total Investments
(Cost $367,352,639)	99.79%	479,785,758
Other Assets in Excess
of Liabilities	0.21%	1,003,290
Net Assets	100.00%	$480,789,048

Westcore International Small-Cap Fund
Country Breakdown as of December 31, 2013

Country	Market Value	%
Hong Kong	$118,190,163	24.59%
United Kingdom	97,855,240	20.37%
Australia	82,831,191	17.23%
Japan	50,014,352	10.40%
Canada	24,300,448	5.05%
Italy	16,415,579	3.41%
Austria	15,884,562	3.30%
Germany	14,775,365	3.07%
Israel	11,729,370	2.43%
United States	11,375,552	2.37%
South Korea	11,259,546	2.34%
China	9,816,560	2.04%
Brazil	7,497,510	1.56%
Turkey	6,532,426	1.36%
Poland	1,307,894	0.27%
Total Investments	479,785,758	99.79%
Other Assets in Excess
of Liabilities	1,003,290	0.21%
Net Assets	$480,789,048	100.00%

Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

(1)    Affiliated Security (Note 5)

**    Non-income producing security.

 See Notes to Financial Statements.

Outstanding Forward Foreign Currency Contracts

	Contract	Contracted	Purchase/Sale	Expiration	Value On		Unrealized
							Appreciation/
Counterparty	Description	Amount	Contract	Date	Settlement Date	Current Value	(Depreciation)
BNY Mellon	AUD	49,040,358	Sale	3/25/2014	$43,681,473	$43,547,379	$134,094
BNY Mellon	BRL	17,047,198	Sale	3/25/2014	7,184,423	7,080,450	103,973
BNY Mellon	CAD	24,718,847	Sale	3/25/2014	23,297,249	23,222,323	74,926
BNY Mellon	DKK	60,350,303	Purchase	3/25/2014	11,131,169	11,136,322	5,153
BNY Mellon	GBP	8,301,452	Purchase	3/25/2014	13,512,772	13,738,576	225,804
BNY Mellon	HKD	834,309,057	Sale	3/25/2014	107,659,727	107,603,446	56,281
BNY Mellon	ILS	18,321,131	Purchase	3/25/2014	5,219,087	5,270,023	50,936
BNY Mellon	KRW	12,061,718,650	Sale	3/25/2014	11,408,254	11,369,791	38,463
BNY Mellon	NOK	62,596,096	Purchase	3/25/2014	10,101,733	10,287,877	186,144
BNY Mellon	SEK	112,690,664	Purchase	3/25/2014	17,090,398	17,495,462	405,064
BNY Mellon	TRY	806,250	Sale	3/25/2014	389,864	368,494	21,370
							$1,302,208
BNY Mellon	CHF	17,758,404	Purchase	3/25/2014	$20,039,727	$19,920,540	$(119,187)
BNY Mellon	EUR	41,018,998	Purchase	3/25/2014	56,436,398	56,429,318	(7,080)
BNY Mellon	JPY	7,796,028,277	Purchase	3/25/2014	75,687,170	74,061,620	(1,625,550)
BNY Mellon	NZD	6,005,759	Purchase	3/25/2014	4,928,734	4,908,219	(20,515)
BNY Mellon	PLN	3,844,333	Sale	3/25/2014	1,259,015	1,265,922	(6,907)
BNY Mellon	SGD	14,976,594	Purchase	3/25/2014	11,924,657	11,868,082	(56,575)
							$(1,835,814)

STATEMENTS OF INVESTMENTS

 WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2013

	Shares	Market Value
CONVERTIBLE PREFERRED STOCKS		1.98%
Utilities		1.98%
Utilities		1.98%
AES Trust III,
6.750%, 10/15/2029	26,100	$1,309,698
Total Utilities
(Cost $1,140,080)		1,309,698
Total Convertible Preferred Stocks
(Cost $1,140,080)		1,309,698
NONCONVERTIBLE PREFERRED
STOCKS		5.94%
Financials		5.94%
Real Estate Investment Trusts (REITs)		5.94%
Diversified (REITs)		1.15%
Cousins Properties Inc.,
7.500%	4,594	115,539
National Retail Properties Inc.,
6.625%	29,000	642,350
		757,889
Hotels (REITs)		0.71%
Hersha Hospitality Trust,
8.000%	18,600	468,534
Storage (REITs)		1.24%
Public Storage,
6.350%	35,150	820,752
Warehouse-Industrial (REITs)		2.84%
CenterPoint Properties Trust,
5.750%(1)(2)	3,015	1,880,606
Total Financials
(Cost $4,552,345)		3,927,781
Total Nonconvertible Preferred Stocks
(Cost $4,552,345)		3,927,781
	Principal	Market
	Amount	Value
CORPORATE BONDS		83.76%
Financials		8.14%
Financial Services		0.53%
Emigrant Capital Trust II - 144A,
2.627%, 4/14/2034(2)(3)	$500,000	350,000
Insurance		1.69%
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	1,000,000	1,115,504

	Principal
	Amount	Market Value
Savings & Loans		0.86%
Washington Mutual Bank,
5.550%, 6/16/2010**(4)	$2,000,000	$567,500
Real Estate Investment Trusts (REITs)		5.06%
Healthcare (REITs)		2.47%
Omega Healthcare Investors Inc.,
6.750%, 10/15/2022	1,500,000	1,636,875
Timber (REITs)		2.59%
Potlatch Corp.,
7.500%, 11/1/2019	1,500,000	1,710,000
Total Financials
(Cost $6,099,990)		5,379,879

Industrials		71.35%
Aerospace & Defense		2.08%
BE Aerospace Inc.,
6.875%, 10/1/2020	1,250,000	1,378,125
Airlines		1.71%
American Airlines 2013-2
Class A Pass Through Trust - 144A,
4.950%, 1/15/2023(3)(5)	1,000,000	1,042,500
Atlas Air Inc.,
Pass-Through
Certificates, Series
1999-1, Class A-1,
7.200%, 1/2/2019(1)(5)	34,683	35,550
Continental Airlines Inc.,
Pass-Through
Certificates, Series
1999-1, Class B,
6.795%, 8/2/2018(5)	47,025	49,964
		1,128,014
Autos		3.73%
Goodyear Tire & Rubber Co.,
8.750%, 8/15/2020	1,644,000	1,931,700
Tenneco Inc.,
7.750%, 8/15/2018	500,000	537,500
		2,469,200
Building Materials		3.90%
USG Corp. - 144A,
8.375%, 10/15/2018(3)	1,500,000	1,638,750
Vulcan Materials Co.,
7.000%, 6/15/2018	825,000	942,563
		2,581,313
Cable		1.79%
Virgin Media/Secured Finance PLC (United
Kingdom),
5.250%, 1/15/2021	1,160,000	1,183,797

	Principal
	Amount	Market Value
Chemicals		1.22%
Polymer Group Inc.,
7.750%, 2/1/2019	$750,000	$803,438
Commercial Services		1.35%
Iron Mountain Inc.,
8.375%, 8/15/2021	822,000	889,815
Consumer Products		2.03%
Jarden Corp.,
6.125%, 11/15/2022	1,250,000	1,343,750
Consumer Services		2.05%
Service Corp. International:
6.750%, 4/1/2016	500,000	547,500
7.000%, 5/15/2019	750,000	806,250
		1,353,750
Energy-Non Utility		13.60%
Denbury Resources Inc.,
6.375%, 8/15/2021	1,500,000	1,605,000
Enterprise Products Operating LLC,
Series B, 7.034%,
1/15/2068(2)	750,000	829,483
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.,
6.750%, 11/1/2020	1,750,000	1,907,500
Range Resources Corp.:
5.750%, 6/1/2021	1,000,000	1,065,000
5.000%, 8/15/2022	1,000,000	987,500
Tesoro Corp.:
9.750%, 6/1/2019	500,000	543,750
5.375%, 10/1/2022	1,000,000	1,017,500
Whiting Petroleum Corp.,
5.750%, 3/15/2021	1,000,000	1,037,500
		8,993,233
Healthcare		2.04%
DaVita Inc.,
6.625%, 11/1/2020	1,250,000	1,346,875
Leasing		0.95%
Aviation Capital Group Corp. - 144A,
6.750%, 4/6/2021(3)	575,000	629,565
Leisure		7.10%
Royal Caribbean Cruises Ltd. (Liberia),
5.250%, 11/15/2022	1,750,000	1,758,750
Speedway Motorsports Inc.,
6.750%, 2/1/2019	1,253,000	1,337,578
Vail Resorts Inc.,
6.500%, 5/1/2019	1,500,000	1,597,500
		4,693,828

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2013 (continued)

	Principal
	Amount	Market Value
Metals & Mining		4.35%
FMG Resources August 2006 Pty Ltd. - 144A
(Australia),
6.875%, 2/1/2018(3)	$500,000	$527,500
8.250%, 11/1/2019(3)	250,000	281,562
Newmont Mining Corp.,
3.500%, 3/15/2022	500,000	425,723
Plains Exploration & Production Co.,
6.125%, 6/15/2019	1,500,000	1,641,047
		2,875,832
Other Industrials		3.82%
AmeriGas Finance LLC / AmeriGas Finance Corp.,
6.750%, 5/20/2020	1,500,000	1,646,250
Mueller Water Products Inc.,
8.750%, 9/1/2020	784,000	882,000
		2,528,250
Packaging & Containers		4.64%
Ball Corp.,
5.750%, 5/15/2021	1,275,000	1,348,312
Crown Americas LLC / Crown
Americas Capital Corp. III,
6.250%, 2/1/2021	1,575,000	1,716,750
		3,065,062
Retail		3.39%
Limited Brands Inc.,
7.000%, 5/1/2020	1,250,000	1,409,375
Sally Holdings LLC / Sally Capital Inc.,
6.875%, 11/15/2019	750,000	832,500
Winn-Dixie Stores Inc.,
Series Escrow Units,
4/1/2008**(1)(4)(6)	2,150,000	0
		2,241,875
Technology		1.59%
Amkor Technology Inc.:
7.375%, 5/1/2018	500,000	530,000
6.625%, 6/1/2021	500,000	521,250
		1,051,250
Telecomm & Related		5.88%
Frontier Communications Corp.,
8.500%, 4/15/2020	1,750,000	1,968,750
Tuckahoe Credit Lease Trust - 144A,
9.310%, 10/20/2025(1)(3)	1,732,780	1,917,234
		3,885,984
Textiles, Apparel & Luxury Goods		2.08%
Hanesbrands Inc.,
6.375%, 12/15/2020	1,250,000	1,371,875

	Principal
	Amount	Market Value
Transportation		2.05%
Gulfmark Offshore Inc.,
6.375%, 3/15/2022	$1,340,000	$1,356,750
Total Industrials
(Cost $44,392,062)		47,171,581

Utilities		4.27%
Utilities		4.27%
Calpine Corp Escrow,
8.750%, 7/15/2013**(1)(4)	200,000	0
Calpine Corp. - 144A,
7.500%, 2/15/2021(3)	1,562,000	1,712,342
NRG Energy Inc.,
7.875%, 5/15/2021	1,000,000	1,112,500
		2,824,842
Total Utilities
(Cost $2,714,906)		2,824,842
Total Corporate Bonds
(Cost $53,206,958)		55,376,302

COMMERCIAL MORTGAGE-BACKED
SECURITIES & RESIDENTIAL
MORTGAGE-BACKED SECURITIES		2.80%
Commercial Mortgage-Backed
Securities		2.73%
Advertising		2.73%
Adams Outdoor Advertising LP - 144A,
10.756%, 12/20/2017(3)(5)	700,000	776,152
GTP Towers Issuer LLC - 144A,
8.112%, 2/15/2015(3)(5)	1,000,000	1,029,241
		1,805,393
Total Commercial Mortgage-Backed Securities
(Cost $1,700,000)		1,805,393

Residential Mortgage-Backed
Securities		0.07%
Home Equity Loan Trust 2002-HS2,		0.07%
Series 2002-HS2,
Class M1, 6.180%,
1/25/2032(7)	44,939	45,022
Total Residential Mortgage-Backed Securities
(Cost $45,060)		45,022

Total Commercial Mortgage-Backed Securities &
Residential Mortgage-Backed Securities
(Cost $1,745,060)		1,850,415

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		4.41%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	2,916,981	$2,916,981
Total Money Market Mutual Funds
(Cost $2,916,981)		2,916,981
Total Investments
(Cost $63,561,424)	98.89%	65,381,177
Other Assets in Excess
of Liabilities	1.11%	734,165
Net Assets	100.00%	$66,115,342

**   Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2013 (continued)

(1)	This security has been valued in good faith by management under the direction of the Board of Trustees. As of December 31, 2013 these securities represented 5.86% of the Fund’s net assets.
(2)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(3)

This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	of Net Assets
Adams Outdoor Advertising LP	10.756%	12/20/2017	12/3/2010	$700,000	$776,152	1.17%
American Airlines 2013-2 Class A Pass
Through Trust	4.950%	1/15/2023	7/24/2013 - 7/26/2013	1,000,663	1,042,500	1.58%^
Aviation Capital Group Corp.	6.750%	4/6/2021	12/7/2011	552,048	629,565	0.95%^
Calpine Corp.	7.500%	2/15/2021	10/18/2010 - 2/2/2012	1,597,575	1,712,342	2.59%^
Emigrant Capital Trust II	2.627%	4/14/2034	8/11/2004	498,096	350,000	0.53%
FMG Resources August 2006 Pty Ltd.	6.875%	2/1/2018	11/30/2011	474,866	527,500	0.80%^
FMG Resources August 2006 Pty Ltd.	8.250%	11/1/2019	10/18/2013	274,934	281,562	0.43%^
GTP Towers Issuer LLC	8.112%	2/15/2015	2/11/2010	1,000,000	1,029,241	1.56%
Tuckahoe Credit Lease Trust	9.310%	10/20/2025	12/11/2009	1,549,043	1,917,234	2.90%
USG Corp.	8.375%	10/15/2018	11/9/2010 - 10/25/2011	1,460,688	1,638,750	2.48%^
				$9,107,913	$9,904,846	14.99%

^

144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 8.82% of the Fund’s net assets as of December 31, 2013.

(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(6)	Security in default on interest payments. The issuer defaulted on the maturity payment, pending the outcome of bankruptcy filing.
(7)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2013.

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2013

	Shares	Market Value
NONCONVERTIBLE PREFERRED
STOCKS		0.30%
Financials		0.25%
Financial Services		0.08%
First Tennessee Bank - 144A,
3.750%(1)(2)	1,500	$1,085,625
Real Estate Investment Trusts
(REITs)		0.17%
Apartments (REITs)		0.00%
Cousins Properties Inc.,
7.500%	2,700	67,905
Warehouse-Industrial (REITs)		0.17%
CenterPoint Properties Trust,
5.377%(1)(3)	3,900	2,432,625
Total Financials
(Cost $5,401,577)		3,586,155

Utilities		0.05%
Utilities		0.05%
Southern California Edison,
5.070%(1)	7,638	772,393
Total Utilities
(Cost $763,800)		772,393
Total Nonconvertible Preferred Stocks
(Cost $6,165,377)		4,358,548
	Principal
	Amount	Market Value
CORPORATE BONDS		49.07%
Financials		15.91%
Financial Services		8.93%
Bank of America Corp.,
5.000%, 5/13/2021	$5,950,000	$6,503,802
BB&T Corp.,
6.850%, 4/30/2019	4,150,000	4,993,508
Capital One Financial Corp.,
4.750%, 7/15/2021	6,700,000	7,126,455
Citigroup Inc.,
5.375%, 8/9/2020	5,475,000	6,230,156
City National Corp.,
5.250%, 9/15/2020	16,475,000	17,697,643
Emigrant Capital Trust II - 144A,
2.627%, 4/14/2034(1)(2)	850,000	595,000
First Empire Capital Trust,
8.277%, 6/1/2027	25,000	25,560
First Horizon National Corp.,
5.375%, 12/15/2015	12,525,000	13,469,548
FMR Corp. - 144A,
7.490%, 6/15/2019(2)	5,000,000	6,023,865

	Principal
	Amount	Market Value
Ford Motor Credit Co. LLC,
8.125%, 1/15/2020	$8,775,000	$10,975,121
JPMorgan Chase & Co.,
4.400%, 7/22/2020	7,150,000	7,687,923
PNC Funding Corp.:
4.250%, 9/21/2015	6,845,000	7,245,686
4.375%, 8/11/2020	7,525,000	8,046,896
The Toronto-Dominion Bank (Canada):
2.500%, 7/14/2016	4,625,000	4,800,019
1.400%, 4/30/2018	7,825,000	7,617,778
Union Bank of California,
5.950%, 5/11/2016	3,100,000	3,436,939
Wachovia Corp.,
5.625%, 10/15/2016	14,250,000	16,015,760
		128,491,659
Insurance		1.14%
Berkshire Hathaway Finance Corp.,
1.600%, 5/15/2017	5,325,000	5,378,719
PartnerRe Finance B LLC,
5.500%, 6/1/2020	9,700,000	10,530,892
Prudential Financial,
Series MTNB,
4.346%, 5/12/2015(1)	338,712	344,311
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	200,000	223,101
		16,477,023
Savings & Loans		0.10%
Washington Mutual Bank,
0.00%, 6/16/2010**(4)	5,000,000	1,418,750
Real Estate Investment Trusts (REITs)		5.74%
Cell Tower (REITs)		0.28%
American Tower Corp.,
7.250%, 5/15/2019	3,350,000	3,955,539
Diversified (REITs)		1.15%
Washington REIT:
4.950%, 10/1/2020	13,825,000	14,551,006
3.950%, 10/15/2022	2,025,000	1,923,442
		16,474,448
Healthcare (REITs)		1.56%
Omega Healthcare Investors Inc.,
6.750%, 10/15/2022	10,420,000	11,370,825
Ventas Realty LP / Ventas Capital Corp.,
4.750%, 6/1/2021	10,500,000	11,018,763
		22,389,588
Hotels (REITs)		0.42%
Host Hotels & Resorts LP,
6.000%, 11/1/2020	5,575,000	6,112,357

	Principal
	Amount	Market Value
Regional Malls (REITs)		0.88%
Simon Property Group LP:
7.375%, 6/15/2018	$2,868,000	$3,431,562
4.375%, 3/1/2021	8,775,000	9,280,651
		12,712,213
Shopping Centers (REITs)		0.04%
Weingarten Realty Investors,
6.640%, 7/15/2026	545,000	592,384
Timber (REITs)		1.41%
Plum Creek Timberland,
5.875%, 11/15/2015	2,400,000	2,599,066
Potlatch Corp.,
7.500%, 11/1/2019	15,521,000	17,693,940
		20,293,006
Total Financials
(Cost $223,192,261)		228,916,967

Industrials		26.46%
Airlines		0.59%
American Airlines 2013-2 Class A Pass Through
Trust,
4.950%, 1/15/2023(2)(5)	8,090,000	8,433,825
Autos		0.88%
BMW U.S. Capital Inc. - 144A,
5.730%, 5/1/2015(2)(3)	12,000,000	12,732,240
Building Materials		0.64%
USG Corp. - 144A,
8.375%,
10/15/2018(2)	8,400,000	9,177,000
Cable & Media		1.70%
CBS Corp.,
8.875%, 5/15/2019	8,875,000	11,353,734
Time Warner Inc.,
9.150%, 2/1/2023	2,410,000	3,196,797
Virgin Media/Secured Finance PLC (United
Kingdom),
5.250%, 1/15/2021	9,735,000	9,934,714
		24,485,245
Chemicals		0.71%
The Dow Chemical Co.,
8.550%, 5/15/2019	2,700,000	3,488,327
Potash Corp. of Saskatchewan Inc. (Canada),
6.500%, 5/15/2019	5,625,000	6,678,996
		10,167,323
Energy-Non Utility		6.75%
Apache Corp.,
5.100%, 9/1/2040	5,550,000	5,636,358

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2013 (continued)

	Principal
	Amount	Market Value
Burlington Resources Inc.,
6.875%, 2/15/2026	$1,000,000	$1,168,658
Devon Energy Corp.,
6.300%, 1/15/2019	9,475,000	10,986,642
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.,
6.750%, 11/1/2020	6,820,000	7,433,800
Pride International Inc.:
8.500%, 6/15/2019	2,925,000	3,690,815
6.875%, 8/15/2020	7,575,000	9,072,342
Range Resources Corp.,
5.750%, 6/1/2021	15,450,000	16,454,250
Southwestern Energy Co.,
7.500%, 2/1/2018	5,520,000	6,542,845
Tennessee Gas Pipeline Co.:
7.000%, 3/15/2027	75,000	88,331
7.000%, 10/15/2028	9,775,000	11,537,442
8.375%, 6/15/2032	2,600,000	3,358,800
Tesoro Corp.,
5.375%, 10/1/2022	7,405,000	7,534,588
Transcontinental Gas Pipe Line,
6.400%, 4/15/2016	5,725,000	6,388,974
Whiting Petroleum Corp.,
5.750%, 3/15/2021	7,000,000	7,262,500
		97,156,345
Food & Beverages		2.14%
Anheuser-Busch InBev Worldwide Inc. (Belgium),
7.750%, 1/15/2019	6,350,000	7,933,576
The Coca-Cola Co.,
1.500%, 11/15/2015	6,000,000	6,115,974
PepsiCo Inc.,
2.500%, 5/10/2016	15,000,000	15,570,885
WM Wrigley Jr. Co.,
4.650%, 7/15/2015	1,125,000	1,184,692
		30,805,127
Leisure		1.33%
Royal Caribbean Cruises Ltd.,
5.250%, 11/15/2022	8,425,000	8,467,125
Starwood Hotels & Resorts Worldwide Inc.,
6.750%, 5/15/2018	9,170,000	10,618,961
		19,086,086
Metals & Mining		0.68%
BHP Billiton Finance USA Ltd. (Australia),
6.500%, 4/1/2019	5,025,000	6,028,116
Newmont Mining Corp.,
3.500%, 3/15/2022	4,325,000	3,682,508
Sweetwater Investors LLC - 144A,
5.875%, 5/15/2014(2)	47,068	46,867
		9,757,491

	Principal
	Amount	Market Value
Other Industrials		0.61%
AmeriGas Finance LLC / AmeriGas Finance Corp.,
6.750%, 5/20/2020	$7,975,000	$8,752,563
Packaging & Containers		1.01%
Ball Corp.,
5.750%, 5/15/2021	7,625,000	8,063,438
Crown Americas LLC / Crown Americas Capital
Corp. III,
6.250%, 2/1/2021	6,000,000	6,540,000
		14,603,438
Paper & Forestry		0.63%
West Fraser Timber Co. Ltd. - 144A (Canada),
5.200%,
10/15/2014(2)	8,825,000	9,133,875
Restaurants		0.73%
Darden Restaurants Inc.,
4.500%, 10/15/2021	10,950,000	10,489,881
Retail		4.26%
Costco Wholesale Corp.,
1.700%, 12/15/2019	13,975,000	13,471,257
Kohl’s Corp.,
3.250%, 2/1/2023	11,650,000	10,654,869
Limited Brands Inc.,
7.000%, 5/1/2020	5,875,000	6,624,063
Sally Holdings LLC / Sally Capital Inc.,
6.875%, 11/15/2019	12,435,000	13,802,850
Wal-Mart Stores Inc.,
7.550%, 2/15/2030	12,400,000	16,695,496
		61,248,535
Technology		0.57%
International Business Machines Corp.,
2.000%, 1/5/2016	8,000,000	8,214,496
Telecomm & Related		2.98%
America Movil SAB de CV (Mexico),
5.000%, 10/16/2019	6,975,000	7,655,062
AT&T, Inc.:
2.375%, 11/27/2018	7,300,000	7,310,782
Series WI, 5.350%,
9/1/2040	3,450,000	3,414,286
Frontier Communications Corp.,
8.500%, 4/15/2020	7,400,000	8,325,000
Tuckahoe Credit Lease Trust - 144A,
9.310%,
10/20/2025(2)(3)	4,428,216	4,899,599
Verizon Communications, Inc.,
5.150%, 9/15/2023	10,475,000	11,250,779
		42,855,508

	Principal
	amount	Market Value
Textiles, Apparel & Luxury Goods		0.41%
Hanesbrands Inc.,
6.375%, 12/15/2020	$5,400,000	$5,926,500
Transportation		0.79%
Burlington Northern Santa Fe Corp.:
5.750%, 3/15/2018	3,325,000	3,792,695
4.575%, 1/15/2021(3)	850,947	916,895
6.150%, 5/1/2037	4,325,000	4,925,033
CSX Transportation Inc.,
9.750%, 6/15/2020	1,250,000	1,675,160
		11,309,783
Total Industrials
(Cost $380,628,603)		394,335,261

Utilities		5.75%
Utilities		5.75%
Calpine Corp. - 144A,
7.500%, 2/15/2021(2)	6,524,000	7,151,935
Commonwealth Edison Co.,
Series 104, 5.950%,
8/15/2016	7,375,000	8,249,830
Consumers Energy Co.,
Series B, 6.875%,
3/1/2018	1,564,000	1,837,985
Duke Energy Carolinas LLC:
Series C, 7.000%,
11/15/2018	4,285,000	5,224,161
3.900%, 6/15/2021	4,275,000	4,457,123
Georgia Power Co.,
Series 07-A,
5.650%, 3/1/2037	850,000	913,854
Nevada Power Co.:
Series M, 5.950%,
3/15/2016	3,287,000	3,633,105
Series R, 6.750%,
7/1/2037	2,850,000	3,537,924
NextEra Energy Capital Corp.:
2.600%, 9/1/2015	3,200,000	3,286,320
6.350%, 10/1/2066(1)	2,900,000	2,901,801
NRG Energy Inc.,
8.500%, 6/15/2019	3,807,000	4,083,007
Oncor Electric Delivery Co. LLC,
7.000%, 9/1/2022	13,178,000	15,725,914
Public Service Co. of Oklahoma,
6.150%, 8/1/2016	3,075,000	3,394,646
San Diego Gas & Electric Co.,
6.000%, 6/1/2026	3,550,000	4,238,618
Tenaska Alabama II Partners LP - 144A,
6.125%, 3/30/2023(2)	201,700	218,878
Tenaska Virginia Partners LP - 144A,
6.119%, 3/30/2024(2)	181,931	197,477
Westar Energy Inc.,
8.625%, 12/1/2018	9,950,000	12,695,404

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2013 (continued)

	Principal
	Amount	Market Value
WPD Holdings Inc - 144A (United Kingdom),
7.250%,
12/15/2017(2)	$875,000	$989,052
		82,737,034
Total Utilities
(Cost $75,873,511)		82,737,034
Total Corporate Bonds
(Cost $679,694,375)		705,989,262
MUNICIPAL BONDS		1.04%
Washington		1.04%
Washington State Build America Bonds:
Fuel Sales Tax; Sales Tax
5.090%, 8/1/2033	5,900,000	6,080,953
Fuel Sales Tax;
Ad Valorem Property Tax
5.481%, 8/1/2039	8,400,000	8,926,344
		15,007,297
Total Municipal Bonds
(Cost $16,209,466)		15,007,297
ASSET-BACKED SECURITIES,
COMMERCIAL MORTGAGE-BACKED
SECURITIES, RESIDENTIAL
MORTGAGE-BACKED SECURITIES
& AGENCY MORTGAGE-BACKED
SECURITIES		34.11%
Asset-Backed Securities		3.03%
Aircraft Lease Securitisation Ltd. - 144A,
Series 2007-1A,
Class G3, 0.429%,
5/10/2032(1)(2)	5,008,046	4,807,724
Centerpoint Energy Transition Bond Co. III LLC,
Series 2008-A,
Class A1, 4.192%,
2/1/2017(5)	2,347,305	2,459,966
Honda Auto Receivables Owner Trust,
Series 2012-2,
Class A4, 0.910%,
6/15/2015(5)	4,200,000	4,224,646
John Deere Owner Trust,
Series 2011-A,
Class A4, 1.960%,
4/16/2018	5,528,000	5,565,596
Marriott Vacation Club Owner Trust - 144A,
Series 2010-1A,
Class A, 3.540%,
12/20/2032(2)	3,839,128	3,965,674
Toyota Auto Receivables Owner Trust:
Series 2012-A,
Class A3, 0.750%,
2/16/2016	9,123,495	9,142,006

	Principal
	Amount	Market Value
Series 2012-A,
Class A4, 0.990%,
8/15/2017	$5,000,000	$5,033,705
World Financial Network Credit Card Master
Trust,
Series 2011-A,
Class A, 1.680%,
8/15/2018	8,250,000	8,312,428
Total Asset-Backed Securities
(Cost $43,026,483)		43,511,745

Commercial Mortgage-Backed
Securities		3.64%
Adams Outdoor Advertising LP - 144A:
5.438%,
12/20/2017(2)(5)	7,653,103	8,304,995
10.756%,
12/20/2017(2)(5)	6,300,000	6,985,364
Crown Castle Towers LLC - 144A:
5.495%, 1/15/2017(2)(5)	4,500,000	4,876,479
6.113%, 1/15/2020(2)(5)	8,975,000	10,066,243
4.883%, 8/15/2020(2)(5)	5,900,000	6,191,407
GTP Towers Issuer LLC - 144A,
8.112%, 2/15/2015(2)(5)	15,000,000	15,438,615
SBA Tower Trust - 144A,
4.254%, 4/15/2015(2)(5)	550,000	557,602
Total Commercial Mortgage-Backed Securities
(Cost $48,878,103)		52,420,705

Residential Mortgage-Backed
Securities		2.07%
Banc of America Funding Trust:
Class 2A4, 5.500%,
8/25/2035	618,864	601,944
Series 2005-4,
Class 1A4, 5.500%,
8/25/2035	314,216	308,390
Banc of America Mortgage Securities Inc.:
Series 2003-G,
Class 2A1, 2.735%,
8/25/2033(1)	4,603,227	4,619,476
Series 2005-
2, Class 1A12,
5.500%, 3/25/2035	63,911	63,591
Series 2005-8,
Class A14, 5.500%,
9/25/2035	664,734	405,849
Banc of America Mortgage Trust,
Series 2003-E,
Class 3A1, 2.862%,
6/25/2033(1)	3,408,058	3,388,591
Bank of America Alternative Loan Trust,
Series 2005-4,
Class CB9, 5.500%,
5/25/2035	740,361	73,728

	Principal
	Amount	Market Value
Bear Stearns Co.,
Series 2003-AC4,
Class A, 5.500%,
9/25/2033(6)	$5,583,546	$5,697,897
Countrywide Asset-Backed Certificates,
Series 2005-1,
Class AF6, 5.030%,
7/25/2035(1)	4,071,593	4,166,681
RAMP Series Trust,
Series 2006-EFC2,
Class A3, 0.325%,
12/25/2036(1)	4,692,200	4,334,917
JP Morgan Mortgage Trust 2013-2 - 144A,
Series 2013-2,
Class A2, 3.500%,
12/25/2030(2)(5)	6,272,130	6,069,678
Total Residential Mortgage-Backed Securities
(Cost $30,792,638)		29,730,742

Agency Mortgage-Backed
Securities		25.37%
FHLMC:
Pool #781958,
5.118%, 9/1/2034(1)	277,096	285,182
Gold Pool #G08061,
5.500%, 6/1/2035	283,011	309,975
Gold Pool #G08079,
5.000%, 9/1/2035	3,726,368	4,026,519
Gold Pool #G01960,
5.000%, 12/1/2035	1,129,725	1,220,825
Gold Pool #A41748,
5.000%, 1/1/2036	1,437,601	1,550,936
Gold Pool #A42128,
5.500%, 1/1/2036	1,227,628	1,342,948
Gold Pool #G02064,
5.000%, 2/1/2036	1,826,106	1,975,414
Gold Pool #G05200,
5.000%, 5/1/2036	5,571,046	6,026,446
Gold Pool #G02252,
5.500%, 7/1/2036	3,720,308	4,068,424
Gold Pool #G02386,
6.000%, 11/1/2036	2,710,288	3,001,600
Pool #1G1317,
5.912%, 11/1/2036(1)	1,462,942	1,512,210
Gold Pool #G03189,
6.500%, 9/1/2037	5,103,674	5,680,874
Pool #A86876,
5.000%, 6/1/2039	5,452,800	5,899,657
Gold Pool #A91161,
4.500%, 2/1/2040	6,216,508	6,595,503
Pool #A92533,
4.500%, 6/1/2040	6,797,673	7,214,337
Pool #A93505,
4.500%, 8/1/2040	8,885,005	9,431,158
Pool #A97047,
4.500%, 2/1/2041	6,975,961	7,405,638

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2013 (continued)

	Principal
	Amount	Market Value
Pool #A97620,
4.500%, 3/1/2041	$12,593,926	$13,359,801
Gold Pool #Q05168,
4.000%, 12/1/2041	20,511,060	21,118,967
Gold Pool #Q05601,
4.000%, 1/1/2042	12,117,378	12,478,525
Gold Pool #C03789,
4.000%, 3/1/2042	10,942,262	11,266,601
FNMA:
Fannie Mae Pool,
Pool #AL4010,
3.500%, 7/1/2043	22,396,576	22,299,083
Pool #932361,
4.000%, 1/1/2025	6,904,885	7,336,537
Pool #AC8938,
4.500%, 1/1/2025	9,424,456	10,051,682
Pool #AD4268,
4.500%, 3/1/2025	5,749,422	6,130,925
Pool #AL2840,
2.500%, 11/1/2027	14,669,664	14,539,866
Pool #AB4853,
3.000%, 4/1/2032	21,452,778	21,184,747
Pool #MA1201,
3.500%, 10/1/2032	21,401,294	21,800,792
Pool #725705,
5.000%, 8/1/2034	554,073	603,119
Pool #735288,
5.000%, 3/1/2035	3,047,617	3,315,155
Pool #255706,
5.500%, 5/1/2035	3,026,499	3,335,698
Pool #735897,
5.500%, 10/1/2035	2,311,788	2,548,184
Pool #850582,
5.500%, 1/1/2036	861,594	948,791
Pool #745275,
5.000%, 2/1/2036	3,301,811	3,589,683
Pool #845471,
5.000%, 5/1/2036	663,390	706,238
Pool #888016,
5.500%, 5/1/2036	3,873,088	4,264,948
Pool #190377,
5.000%, 11/1/2036	2,948,848	3,205,170
Pool #256526,
6.000%, 12/1/2036	3,392,806	3,662,639
Pool #888405,
5.000%, 12/1/2036	653,624	710,258
Pool #907772,
6.000%, 12/1/2036	1,003,817	1,083,259
Pool #910881,
5.000%, 2/1/2037	2,821,238	3,003,955
Pool #889108,
6.000%, 2/1/2038	2,687,027	2,977,548
Pool #889579,
6.000%, 5/1/2038	4,700,098	5,212,329
Pool #995838,
5.500%, 5/1/2039	3,677,246	4,048,489
Pool #AE0395,
4.500%, 10/1/2040	13,709,973	14,551,067

	Principal
	mount	Market Value
Pool #AE0949,
4.000%, 2/1/2041	$24,877,701	$25,670,329
Pool #AJ1407,
4.000%, 9/1/2041	10,504,344	10,840,494
Pool #AL2625,
3.500%, 10/1/2042	14,847,352	14,773,427
Pool # MA1273,
3.500%, 12/1/2042	14,784,028	14,728,928
4.500%, 12/1/2043	8,358,378	8,883,259
GNMA,
Pool #550656,
5.000%, 9/15/2035	474,654	515,892
Ginnie Mae II pool,
Pool #G24496,
5.000%, 7/20/2039(7)	2,557,377	2,777,569
Total Agency Mortgage-Backed Securities
(Cost $365,919,808)		365,071,600

Total Asset-Backed Securities, Commercial
Mortgage-Backed Securities, Residential
Mortgage-Backed Securities & Agency
Mortgage-Backed Securities
(Cost $488,617,032)		490,734,792

U.S. GOVERNMENT & AGENCY
OBLIGATIONS		0.01%
FNMA,
8.200%, 3/10/2016	55,000	64,111
Total U.S. Government & Agency Obligations
(Cost $53,719)		64,111

U.S. TREASURY BONDS & NOTES		14.82%
4.250%, 8/15/2014	12,150,000	12,460,870
2.625%, 8/15/2020	6,875,000	7,009,812
3.125%, 5/15/2021	8,055,000	8,387,268
2.000%, 11/15/2021	10,000,000	9,532,810
5.000%, 5/15/2037	10,000,000	11,860,940
2.625%, 4/30/2016	9,920,000	10,408,253
1.625%, 8/15/2022	10,000,000	9,071,880
5.375%, 2/15/2031	13,500,000	16,505,856
4.375%, 2/15/2038	10,600,000	11,497,693
4.375%, 11/15/2039	15,000,000	16,246,875
4.750%, 2/15/2041	24,700,000	28,320,081
0.250%, 2/15/2015	31,000,000	31,024,211
1.500%, 6/30/2016	40,000,000	40,925,000
		213,251,549
Total U.S. Treasury Bonds & Notes
(Cost $211,322,746)		213,251,549

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		1.19%
Bank of New York Cash
Reserve (7 Day
Yield 0.050%)(8)	8,901,407	$8,901,407
Fidelity Institutional
Money Market
Government
Portfolio - Class I (7
Day Yield 0.010%)	8,277,517	8,277,517
Total Money Market Mutual Funds
(Cost $17,178,924)		17,178,924
Total Investments
(Cost $1,419,241,639)	100.54%	1,446,584,483
Liabilities in Excess of
Other Assets	(0.54%)	(7,821,583)
Net Assets	100.00%	$1,438,762,900
**   Non-income producing security.

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

 WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2013 (continued)

(1)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(2)

This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

						Market Value
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	as Percentage
						of Net Assets
Adams Outdoor Advertising LP	5.438%	12/20/2017	12/3/2010 $	7,653,103	$8,304,995	0.58%
Adams Outdoor Advertising LP	10.756%	12/20/2017	12/3/2010	6,300,000	6,985,364	0.49%
American Airlines 2013-2 Class A Pass Through Trust	4.950%	1/15/2023	7/31/2013 - 12/27/2013	8,194,458	8,433,825	0.59%^
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3	0.429%	5/10/2032	4/26/2012	4,742,855	4,807,724	0.33%^
BMW U.S. Capital Inc.	5.730%	11/1/2015	10/16/2007	12,000,000	12,732,240	0.88%
Calpine Corp.	7.500%	2/15/2021	10/18/2010 - 10/19/2010	6,532,536	7,151,935	0.50%^
Crown Castle Towers LLC	5.495%	1/15/2017	1/8/2010	4,500,000	4,876,479	0.34%^
Crown Castle Towers LLC	6.113%	1/15/2020	1/8/2010	8,975,000	10,066,243	0.70%^
Crown Castle Towers LLC	4.883%	8/15/2020	7/29/2010	5,900,000	6,191,407	0.43%^
Emigrant Capital Trust II	2.627%	4/14/2034	8/11/2004	846,764	595,000	0.04%
First Tennessee Bank	3.750%	–	3/16/2005	1,500,000	1,085,625	0.08%
FMR Corp.	7.490%	6/15/2019	3/6/2007	5,480,301	6,023,865	0.42%^
GTP Towers Issuer LLC	8.112%	2/15/2015	2/11/2010	15,000,000	15,438,615	1.07%
JP Morgan Mortgage Trust 2013-2	3.500%	12/25/2030	6/13/2013	6,335,791	6,069,678	0.42%^
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A	3.540%	12/20/2032	11/5/2010	3,838,731	3,965,674	0.28%^
SBA Towers Trust	4.254%	4/15/2015	4/8/2010	550,000	557,602	0.04%^
Sweetwater Investors LLC	5.875%	5/15/2014	5/31/2005 - 12/15/2005	47,092	46,867	0.00%
Tenaska Alabama II Partners LP	6.125%	3/30/2023	10/9/2003 - 9/4/2009	203,249	218,878	0.02%^
Tenaska Virginia Partners LP	6.119%	3/30/2024	4/29/2004 - 1/19/2005	181,863	197,477	0.01%^
Tuckahoe Credit Lease Trust	9.310%	10/20/2025	12/11/2009	3,958,666	4,899,599	0.34%
USG Corp.	8.375%	10/15/2018	11/8/2010 - 11/9/2010	8,472,425	9,177,000	0.64%^
West Fraser Timber Co. Ltd.	5.200%	10/15/2014	6/12/2006 - 8/3/2009	8,623,933	9,133,875	0.63%^
WPD Holdings Inc (United Kingdom)	7.250%	12/15/2017	10/15/2003 - 6/30/2006	864,498	989,052	0.07%^
				$120,701,265	$127,949,020	8.89%

^

144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 5.42% of the Fund’s net assets as of December 31, 2013.

(3)	This security has been valued in good faith by management under the direction of the Board of Trustees. As of December 31, 2013 these securities represented 1.5% of the Fund’s net assets.
(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(6)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2013.
(7)	When - Issued/Forward Commitment Security.
(8)	This security is segregated to cover the purchase price of when-issued/forward commitment securities held as of December 31, 2013 (Note 2).

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2013

	Principal
	Amount	Market Value
CERTIFICATES OF PARTICIPATION		15.73%
Auraria Higher Education Center,
6.000%, 5/1/2024,
Optional 11/1/2019 @
100.00,	$499,000	$540,093
City of Aurora:
5.000%, 12/1/2026,
Optional 12/1/2019 @
100.00,	1,000,000	1,070,520
5.000%, 12/1/2030,
Optional 12/1/2019 @
100.00,	875,000	915,416
City of Westminster Co.,
4.000%, 12/1/2024,
Optional 12/1/2023 @
100.00,	1,215,000	1,241,924
Colorado State Higher Education Capital
Construction Lease Purchase Program:
5.250%, 11/1/2023,
Optional 11/1/2018 @
100.00,	1,000,000	1,103,530
5.000%, 11/1/2025	1,000,000	1,084,560
Colorado State, University of Colorado at
Denver Health Sciences Center Fitzsimons
Academic:
5.000%, 11/1/2018,
Prerefunded 11/01/15
@ 100.00, NATL-RE	700,000	759,920
4.500%, 11/1/2022	550,000	600,165
Denver City & County, Denver Botanic Gardens,
5.250%, 12/1/2024,
Optional 12/1/2018 @
100.00,	625,000	675,913
Douglas & Elbert Counties School District Re-1:
5.000%, 1/15/2025,
Optional 1/15/2019 @
100.00,	1,000,000	1,057,230
5.000%, 1/15/2029,
Optional 1/15/2023 @
100.00,	705,000	751,361
Eagle County, Justice Center Project,
5.250%, 12/1/2023,
Optional 12/1/2018 @
100.00,	500,000	541,900
El Paso County School District No. 49 Falcon,
5.000%, 12/15/2028,
Optional 12/15/17 @
100.00,	800,000	836,008
Garfield County Public Library District,
5.000%, 12/1/2024,
Optional 12/1/2019 @
100.00,	675,000	705,456
Pueblo Co., Police Complex Project,
5.500%, 8/15/2018,
AGM	500,000	577,620

	Principal
	Amount	Market Value
Regional Transportation District:
4.500%, 6/1/2019,
Prerefunded 6/1/2015
@ 100.00, AMBAC	$620,000	$657,057
5.000%, 6/1/2020	1,200,000	1,357,488
5.000%, 12/1/2022,
Optional 12/1/2017 @
100.00, AMBAC	1,000,000	1,073,110
State of Colorado, Building Excellent Schools Today,
5.000%, 3/15/2024,
Optional 3/15/2021 @
100.00,	1,000,000	1,105,970
Rangeview Library District,
5.000%, 12/15/2022,
Optional 12/15/2018
@ 100.00	1,815,000	1,984,031
Total Certificates of
Participation
(Cost $18,570,952)		$18,639,272

GENERAL OBLIGATION BONDS		24.35%
County-City-Special District-School
District		24.35%
Adams 12 Five Star Schools,
zero coupon,
12/15/2024, Optional
12/15/2016 @ 67.784,
FGIC	2,385,000	1,498,472
Arapahoe County School District No. 1 Englewood:
5.000%, 12/1/2028,
Optional 12/1/2021 @
100.00,	975,000	1,071,027
5.000%, 12/1/2029,
Optional 12/1/2021 @
100.00,	2,440,000	2,660,991
Boulder Larimer & Weld Counties St. Vrain Valley
School District Re-1J,
5.000%, 12/15/2026,
Optional 12/15/2016
@ 100.00,	1,000,000	1,067,420
City & County of Denver Justice System,
5.000%, 8/1/2025,
Optional 8/1/2018 @
100.00,	750,000	831,300
Denver City & County School District No. 1:
5.500%, 12/1/2022,
FGIC	500,000	601,430
5.250%, 12/1/2025,
Optional 6/1/2019 @
100.00,	2,680,000	3,066,831
Douglas & Elbert Counties School District Re-1:
zero coupon,
12/15/2022	1,660,000	1,263,824
5.000%, 12/15/2026,
Prerefunded
12/15/2017 @ 100.00,	325,000	376,623

	Principal
	Amount	Market Value
Eagle, Garfield & Routt Counties School District Re-50J,
5.000%, 12/1/2026,
Prefunded 12/01/16
@ 100, AGM	$2,500,000	$2,819,150
Garfield County, Garfield School District Re-2:
5.000%, 12/1/2024,
Prerefunded
12/1/2016 @ 100.00,
AGM	800,000	902,128
4.750%, 12/1/2025,
Optional 12/1/2016 @
100.00, AGM	1,000,000	1,045,850
5.000%, 12/1/2027,
Prerefunded
12/1/2016 @ 100.00,
AGM	250,000	281,915
Garfield, Pitkin & Eagle Counties Roaring Fork
School District Re-1:
5.000%, 12/15/2023,
Optional 12/15/2021
@ 100.00,	1,500,000	1,678,125
5.000%, 12/15/2024,
Optional 12/15/2021
@ 100.00,	1,500,000	1,690,425
Ignacio School District No. 11JT:
5.250%, 12/1/2024,
Optional 12/1/2021
@ 100.00,	500,000	573,760
5.000%, 12/1/2029,
Optional 12/1/2021
@ 100.00,	1,000,000	1,079,880
Jefferson County School District R-1:
5.250%, 12/15/2024	1,500,000	1,777,560
5.250%, 12/15/2025,
Prerefunded
12/15/2016 @ 100.00,
AGM	500,000	568,320
La Plata County School District No. 9-R Durango:
4.500%, 11/1/2023,
Optional 11/1/2021 @
100.00,	1,000,000	1,098,060
5.000%, 11/1/2024,
Optional 11/1/2021 @
100.00,	1,000,000	1,128,890
Moffat County School District Re-1 Craig,
5.250%, 12/1/2026,
Optional 12/1/2017 @
100.00, AGM	1,030,000	1,141,786
Rio Blanco County School District Re-1 Meeker,
5.250%, 12/1/2022,
Optional 12/1/2018 @
100.00,	575,000	628,159
Total General Obligation
Bonds
(Cost $28,492,645)		$28,851,926

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2013 (continued)

	Principal
	Amount	Market Value
GENERAL OBLIGATION UNLIMITED		3.59%
Development		0.66%
Central Platte Valley Metropolitan District,
5.500%, 12/1/2029,
Optional 12/1/2023
@100.00, (1)	$750,000	$784,365
Facilities		2.93%
Clear Creek Metropolitan Recreation District,
2.500%, 12/1/2017	1,430,000	1,478,592
Tallyns Reach Metropolitan District No 3,
4.000%, 12/1/2021,
Mandatory Sinking
Fund, 2017-2021
@100.00,	1,930,000	1,996,141
		3,474,733
Total General Obligation
Unltd
(Cost $4,252,537)		$4,259,098

REVENUE BONDS		50.74%
Airports		3.46%
City & County of Denver Airport Series A Revenue:
5.000%, 11/15/2018,
Optional 11/15/2015
@ 100.00, XLCA	1,000,000	1,078,470
5.000%, 11/15/2025,
Optional 11/15/2015
@ 100.00,	1,840,000	1,958,606
5.250%, 11/15/2028,
Optional 11/15/2019
@ 100.00,	1,000,000	1,056,100
		4,093,176
General		8.30%
Boulder County Open Space Capital Improvement
Trust Fund:
Series B, 5.250%,
7/15/2024, Optional
7/15/2021 @ 100.00,	1,000,000	1,144,750
5.000%, 12/15/2025,
Optional 12/15/2018
@ 100.00,	1,000,000	1,086,890
City & County of Denver Co.,
5.250%, 9/1/2018	1,500,000	1,742,325
Denver CO Convention,
5.000%, 12/1/2035,
Optional 11/1/2016 @
100.00,	1,060,000	1,021,681
Denver Convention Center Hotel Authority,
4.750%, 12/1/2035,
Optional 11/1/2016 @
100.00,	300,000	277,071

	Principal
	Amount	Market Value
Grand Junction,
5.000%, 3/1/2022,
Optional 9/1/2021 @
100.00,	$500,000	$569,740
Plaza Metropolitan District No 1,
5.000%, 12/1/2022	1,000,000	1,031,120
Regional Transportation District, Colorado Sales
Tax Revenue, Series A,
5.000%, 11/1/2027,
Prerefunded
11/1/2016 @ 100.00,
AMBAC	575,000	648,037
Town of Castle Rock Co.,
5.000%, 6/1/2029,
Optional 6/1/2023 @
100.00,	1,630,000	1,753,994
Town of Castle Rock Sales and Use Tax Revenue,
6.000%, 6/1/2023,
Optional 6/1/2018 @
100.00, AGM	500,000	559,665
		9,835,273
Higher Education		8.34%
Colorado Educational & Cultural Facilities
Authority:
4.000%, 3/1/2024,
Optional 3/1/2023 @
100.00,	500,000	514,280
4.000%, 3/1/2025,
Optional 3/1/2023 @
100.00,	500,000	509,980
University of Denver:
5.000%, 3/1/2018,
Optional 9/1/2015 @
100.00, NATL-RE	500,000	531,420
5.000%, 3/1/2021,
Optional 9/1/2015
@ 100.00, MBIA-RE
FGIC	300,000	317,274
Colorado Mesa University,
5.125%, 5/15/2037,
Optional 5/15/2017 @
100.00,	25,000	25,364
Colorado School of Mines,
5.000%, 12/1/2028,
Optional 12/1/2022 @
100.00,	350,000	381,185
Colorado State Board of Governors University -
Enterprise Revenue Bonds:
5.000%, 12/1/2020,
Prerefunded
12/1/2015 @ 100.00,
XLCA	500,000	543,255
5.250%, 3/1/2024,
Prerefunded 3/1/2017
@ 100.00,	75,000	85,723

	Principal
	Amount	Market Value
5.250%, 3/1/2024,
Prerefunded 3/1/2017
@ 100.00,	$425,000	$485,762
5.000%, 3/1/2026,
Optional 3/1/2022 @
100.00,	1,000,000	1,089,990
5.000%, 3/1/2029,
Optional 3/1/2022 @
100.00,	1,500,000	1,590,540
Mesa State College, Auxiliary Facility Enterprise
Revenue,
5.700%, 5/15/2026,
Prerefunded
11/15/2017 @ 100.00,	250,000	296,552
University of Colorado Enterprise Systems
Revenue:
5.000%, 6/1/2026,
Prerefunded 6/1/2015
@ 100.00,	750,000	799,523
Series A-1, 5.000%,
6/1/2028, Optional
6/1/2022 @ 100.00,	1,500,000	1,632,900
Series A-1, 5.000%,
6/1/2029, Optional
6/1/2022 @ 100.00,	1,000,000	1,080,360
		9,884,108
Medical		15.55%
Aspen Valley Hospital District:
5.000%, 10/15/2021,
Optional 10/15/2016
@ 100.00,	600,000	610,524
5.000%, 10/15/2030,
Optional 10/15/2022
@ 100.00,	1,000,000	988,740
Aurora Colorado Hospital Revenue, Children’s
Hospital,
5.000%, 12/1/2022,
Optional 6/1/2018 @
100.00, AGM	1,000,000	1,073,340
Colorado Health Facilities Authority,
5.000%, 1/1/2017	1,105,000	1,181,046
Colorado Health Facilities Authority Revenue,
Adventist Sunbelt:
5.125%, 11/15/2020,
Prerefunded
11/15/2016 @ 100.00, (2)	345,000	390,647
5.250%, 11/15/2027,
Optional 11/15/2016
@ 100.00, (2)	1,000,000	1,067,950
Colorado Health Facilities Authority Revenue,
Catholic Health Initiatives:
5.000%, 2/1/2023,
Optional 2/1/2021 @
100.00,	500,000	548,570
5.250%, 7/1/2024,
Optional 7/1/2019 @
100.00,	1,000,000	1,102,390

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2013 (continued)

	Principal
	Amount	Market Value
4.750%, 9/1/2025,
Optional 5/1/2018 @
100.00,	$660,000	$690,083
Colorado Health Facilities Authority Revenue,
Covenant Retirement Communities Inc.,
5.250%, 12/1/2025,
Optional 12/1/2015 @
100.00,	500,000	496,045
Colorado Health Facilities Authority Revenue,
Craig Hospital Project,
5.000%, 12/1/2024,
Optional 12/1/2022 @
100.00,	1,000,000	1,061,930
Colorado Health Facilities Authority Revenue,
Evangelical Lutheran:
5.250%, 6/1/2018,
Optional 6/1/2016 @
100.00,	750,000	792,930
5.250%, 6/1/2020,
Optional 6/1/2016 @
100.00,	500,000	523,270
5.250%, 6/1/2023,
Optional 6/1/2016 @
100.00,	400,000	413,184
Colorado Health Facilities Authority Revenue,
Park View Medical Center:
5.000%, 9/1/2020,
Optional 9/15/2015 @
100.00,	450,000	468,238
5.000%, 9/1/2025,
Optional 9/1/2017 @
100.00,	450,000	465,440
Colorado Health Facilities Authority Revenue,
Sisters Leavenworth, Series B,
5.000%, 1/1/2023,
Optional 1/1/2020 @
100.00,	1,000,000	1,088,260
Colorado Health Facilities Authority Revenue, Vail
Valley Medical Center:
5.000%, 1/15/2020,
Prerefunded
1/15/2015 @ 100.00,	700,000	733,796
5.000%, 1/15/2020,
Optional 1/15/2015 @
100.00,	240,000	244,150
Colorado Health Facilities Authority Revenue,
Valley View Hospital Association,
5.000%, 5/15/2027,
Optional 5/15/2017 @
100.00,	250,000	251,287
Colorado Health Facilities Authority Revenue,
Yampa Valley Medical Center,
5.000%, 9/15/2022,
Optional 9/15/2017 @
100.00,	850,000	860,217
Colorado Health Facilities Authority, Poudre Valley
Health, Series A,
5.000%, 3/1/2025,
Optional 3/1/2015 @
100.00,	700,000	711,333

	Principal
	Amount	Market Value
Denver Health & Hospital Authority:
5.000%, 12/1/2018,
Optional 12/1/2016 @
100.00,	$550,000	$581,603
5.000%, 12/1/2020,
Optional 12/1/2016 @
100.00,	500,000	522,060
University of Colorado Hospital Authority:
5.000%, 11/15/2023,
Optional 11/15/2022
@ 100.00,	450,000	495,967
5.000%, 11/15/2027,
Optional 11/15/2022
@ 100.00,	1,000,000	1,055,590
		18,418,590
Multi-Family Housing		0.26%
Colorado Housing & Finance Authority,
3.900%, 10/1/2032,
Mandatory Sinking
Fund, 2023 - 2032
@ 100.00, Optional
10/1/2022 @ 100.00,	335,000	311,034
Nursing Homes		0.68%
Colorado Health Facilities Authority,
5.000%, 6/1/2022(1)	750,000	805,815
Special Tax		5.33%
Aurora Colorado Golf Course Enterprise:
4.250%, 12/1/2014	125,000	125,625
4.375%, 12/1/2015	125,000	125,009
Colorado Educational & Cultural Facilities
Authority:
Academy Charter School:
5.000%, 12/15/2015,
Mandatory Sinking
Fund 12/15/2013 @
100.00,	270,000	283,711
5.000%, 12/15/2021,
Optional 12/15/2015
@ 100.00, MORAL
OBLG	180,000	184,783
4.625%, 12/15/2028,
Optional 12/15/2015
@ 100.00, MORAL
OBLG	250,000	246,677
Bromley East Charter School,
5.125%, 9/15/2025,
Optional 9/15/2015 @
100.00, XLCA	500,000	505,000
Cherry Creek Academy,
4.000%, 4/1/2022,
Mandatory Sinking
Fund 4/1/2016 @
100.00,	250,000	241,797
Kent Denver School,
5.000%, 10/1/2019	115,000	125,449

	Principal
	Amount	Market Value
Denver City & County Golf Enterprise:
4.600%, 9/1/2015	$185,000	$186,576
5.000%, 9/1/2018,
Optional 9/1/2016 @
100.00,	350,000	352,492
5.000%, 9/1/2019,
Optional 9/1/2016 @
100.00,	500,000	503,310
Grand Junction Leasing Authority Capital
Improvement:
5.000%, 6/15/2020,
Optional 6/15/2016 @
100.00, NATL-RE	390,000	410,108
5.000%, 6/15/2023,
Optional 6/15/2016 @
100.00, NATL-RE	390,000	406,540
Northwest Parkway Public Highway Authority
Revenue,
5.800%, 6/15/2025,
Prerefunded
6/15/2016 @ 100.00,
AGM	960,000	1,081,815
Superior Open Space Sales & Use Tax:
4.625%, 6/1/2015	100,000	103,274
4.750%, 6/1/2017,
Optional 6/1/2016 @
100.00,	325,000	339,618
5.000%, 6/1/2026,
Optional 6/1/2016 @
100.00,	1,085,000	1,090,794
		6,312,578
Transportation		0.18%
State of Colorado Department of Transportation,
5.000%, 12/15/2016,
Prerefunded
12/15/2014 @ 100.00,
NATL-RE FGIC	205,000	214,213
Utilities		6.83%
Brighton Colorado Water Activity Enterprise,
5.000%, 12/1/2029,
Optional 12/1/2019 @
100.00,	1,515,000	1,580,130
Colorado Springs Colorado Utilities Revenue,
5.000%, 11/15/2027,
Optional 11/15/2021
@ 100.00,	1,000,000	1,095,760
Colorado Water Resources & Power Development
Authority,
5.000%, 9/1/2022,
Prerefunded 9/1/2014
@ 100.00,	5,000	5,158
Colorado Water Resources & Power Development
Authority, East Cherry Creek Valley Water &
Sanitation District,
4.250%, 11/15/2025,
Optional 11/15/2015
@ 100.00, NATL-RE	1,420,000	1,454,648

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2013 (continued)

	Principal
	Amount	Market Value
Colorado Water Resources& Power Development
Authority, Waste Water Revolving Fund,
5.500%, 9/1/2019	$500,000	$601,820
Denver City & County Board of Water
Commissioners,
5.000%, 12/15/2029,
Optional 12/15/2017
@ 100.00, AGM	1,575,000	1,668,980
Eagle River Water & Sanitation District,
5.000%, 12/1/2027,
Optional 12/1/2022 @
100.00,	200,000	215,782
Fort Collins Colorado Waste Water Utility
Enterprise,
5.000%, 12/1/2027,
Optional 12/1/2018 @
100.00,	465,000	515,146
Parker Co., Water & Sanitation District Enterprise
Revenue,
5.000%, 11/1/2026,
Optional 5/1/2022 @
100.00,	400,000	438,124
Thornton Colorado Water Enterprise,
5.000%, 12/1/2021,
Prerefunded
12/1/2014 @ 100.00,
NATL-RE	500,000	521,775
		8,097,323
Water		1.81%
City & County of Broomfield Co.,
5.000%, 12/1/2023	1,285,000	1,431,310
City of Aurora Co. Water Revenue,
5.000%, 8/1/2020,
Optional 8/1/2017 @
100.00,	650,000	714,487
		2,145,797
Total Revenue Bonds
(Cost $60,324,939)		$60,117,907
TAX ALLOCATION		2.23%
Development		2.23%
Denver Urban Renewal Authority:
5.000%, 12/1/2024,
Optional 12/1/2022 @
100.00,	500,000	539,845
5.000%, 12/1/2025,
Optional 12/1/2022 @
100.00,	1,000,000	1,071,150
Plaza Metropolitan District No 1,
4.000%, 12/1/2016	1,000,000	1,029,830
		2,640,825
Total Tax Allocation
(Cost $2,754,750)		$2,640,825

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		4.15%
Bank of New York Cash
Reserve (7 Day Yield
0.050%)(3)	1,478,448	$1,478,448
Fidelity Institutional Money
Market Tax Exempt -
Class I (7 Day Yield
0.010%)	3,433,665	3,433,665
Total Money Market Mutual Funds
(Cost $4,912,113)		4,912,113
Total Investments
(Cost $119,307,936)	100.79%	119,421,141
Liabilities in Excess of
Other Assets	(0.79%)	(937,901)
Net Assets	100.00%	$118,483,240

Investment classifications presented herein are based on the categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different form another. Investment classifications are unaudited.

(1)	When - Issued/Forward Commitment Security.
(2)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(3)	This security is segregated to cover the purchase price of when-issued/forward commitment securities held as of December 31, 2013 (Note 2).

See Notes to Financial Statements.

STATEMENTS OF INVESTMENTS

COMMON ABBREVIATIONS

ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal.
AMBAC	Ambac Financial Group Incorporated.
FGIC	Financial Guaranty Insurance Company.
FHLMC	Federal Home Loan Mortgage Corporation.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
MBIA-RE	MBIA Inc. delivers credit enhancement for the obligations of debt such as municipal bonds. The purchase of municipal bond insurance is used to improve or enhance the credit rating of a borrower’s debt financing.
MTNB	Medium Term Notes Bond.
MORAL OBLG	Charter School Moral Obligation Program. Moral Obligation bonds are revenue-backed, state issued municipal bonds, whose principal and interest is backed by the moral, but not legal, obligation of a state government.
NATL- RE	Third party insurer for municipal debt securities.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company.
Pty Ltd.	Proprieatry Limited Company.
REIT(s)	Real Estate Investment Trust.
S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SAB de CV	Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company.
S.p.A.	Società Per Azioni is an Italian shared company.
XLCA	XL Capital Assurance Inc. delivers credit enhancement for the obligations of debt such as municipal bonds.

CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira

STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE FUNDS AS OF DECEMBER 31, 2013

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO Growth	Select	Small-Cap	Blue Chip	Mid-Cap Value
	Fund	Fund	Fund	Growth Fund	Dividend Fund	Dividend Fund
Assets:
Investments at value (cost - see below)	$78,976,513	$98,497,885	$112,199,295	$2,372,644	$60,204,457	$53,247,053
Investments in affiliates at value (cost - see below)	0	0	0	0	0	0
Cash and cash equivalents	0	0	0	0	0	0
Unrealized gain on forward foreign currency contracts	0	0	0	0	0	0
Foreign cash at value (cost - see below)	0	0	0	0	9,674	0
Receivable for investment securities sold	0	0	0	0	0	0
Dividends and interest receivable	90,386	33,303	24,919	201	139,026	53,294
Receivable for fund shares subscribed	14,035	33,257	22,079	11,444	18,950	111,893
Investment for trustee deferred compensation plan	36,967	74,262	37,063	0	18,119	13,710
Receivable due from advisor	0	0	0	7,570	0	0
Deferred offering costs	0	0	0	36,270	0	0
Prepaid and other assets	14,638	15,386	14,109	0	10,734	10,797
Total Assets	79,132,539	98,654,093	112,297,465	2,428,129	60,400,960	53,436,747
Liabilities:
Payable for investment securities purchased	0	0	551,429	0	0	0
Unrealized loss on forward foreign currency contracts	0	0	0	0	0	0
Payable for fund shares redeemed	136,749	226,951	519,469	0	509,547	71,224
Payable for investment advisory fee	41,040	54,185	61,853	487	23,438	33,098
Payable for administration fee	9,932	13,151	14,079	350	7,807	6,928
Payable for shareholder servicing reimbursements	9,503	7,768	14,178	2	3,145	7,414
Payable for trustee deferred compensation plan	36,967	74,262	37,063	0	18,119	13,710
Payable for transfer agent fee	1,937	4,555	7,645	545	9,596	1,691
Payable for audit fee	17,835	18,369	15,700	5,000	18,369	15,700
Payable for printing fee	3,590	4,950	10,254	42	3,107	2,386
Payable for trustee fee	1,657	2,288	2,450	18	1,437	1,103
Payable for custody fee	2,174	4,962	4,129	50	1,589	1,043
Payable for chief compliance officer fee	247	341	365	3	214	164
Payable for offering costs	0	0	0	37,397	0	0
Other payables	2,880	3,178	960	650	3,619	391
Total Liabilities	264,511	414,960	1,239,574	44,544	599,987	154,852
Net Assets	$78,868,028	$98,239,133	$111,057,891	$2,383,585	$59,800,973	$53,281,895
Net Assets Consist of:
Paid-in capital	$56,499,430	$70,187,263	$190,666,898	$2,352,872	$49,055,467	$42,830,812
(Over)/Undistributed net investment income	(37,138)	(257,866)	(31,978)	(27)	(33,036)	(11,433)
Accumulated net realized gain/(loss) on
investments, forward foreign currency contracts
and foreign currency transactions	1,973,332	2,917,238	(106,499,502)	0	820,818	(1,978,403)
Net unrealized appreciation on investments,
forward foreign currency contracts and
translation of assets and liabilities denominated
in foreign currencies	20,432,404	25,392,498	26,922,473	30,740	9,957,724	12,440,919
Net Assets	$78,868,028	$98,239,133	$111,057,891	$2,383,585	$59,800,973	$53,281,895
Net Assets:
Retail Class	$69,631,866	$83,007,637	$111,057,891	$69,358	$53,779,592	$53,281,895
Institutional Class	9,236,162	15,231,496	N/A	2,314,227	6,021,381	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	4,356,319	12,489,840	4,587,392	6,845	4,931,297	2,048,546
Institutional Class	573,560	2,261,311	N/A	228,368	555,217	N/A
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	15.98	6.65	24.21	10.13	10.91	26.01
Institutional Class	16.10	6.74	N/A	10.13	10.85	N/A
Cost of Investments	$58,544,109	$73,105,387	$85,276,822	$2,341,904	$50,246,749	$40,806,134
Cost of Affiliated Investments	0	0	0	0	0	0
Cost of Foreign Currency Held	$0	$0	$0	$0	$9,658	$0

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE FUNDS AS OF DECEMBER 31, 2013

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap Value	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Dividend Fund	Opportunity Fund	Small-Cap Fund	Income Fund	Fund	Tax-Exempt Fund
Assets:
Investments at value (cost - see below)	$317,678,072	$20,801,220	$407,399,093	$65,381,177	$1,446,584,483	$119,421,141
Investments in affiliates at value (cost - see below)	0	0	72,386,665	0	0	0
Cash and cash equivalents	0	21,870	0	0	0	0
Unrealized gain on forward foreign currency contracts	0	0	1,302,208	0	0	0
Foreign cash at value (cost - see below)	0	0	42,847	0	0	0
Receivable for investment securities sold	0	0	2,362,305	0	0	0
Dividends and interest receivable	340,909	25,356	457,933	805,080	12,019,421	798,859
Receivable for fund shares subscribed	239,776	4,732	532,557	6,808	1,080,586	76,000
Investment for trustee deferred compensation plan	63,638	1,342	22,874	33,498	310,063	24,764
Receivable due from advisor	0	0	0	0	0	0
Deferred offering costs	0	0	0	0	0	0
Prepaid and other assets	25,940	9,007	25,103	14,837	57,459	5,863
Total Assets	318,348,335	20,863,527	484,531,585	66,241,400	1,460,052,012	120,326,627
Liabilities:
Payable for investment securities purchased	207,091	0	988,517	0	13,889,451	1,478,448
Unrealized loss on forward foreign currency contracts	0	0	1,835,814	0	0	0
Payable for fund shares redeemed	495,952	36,701	253,588	10,897	6,271,540	237,011
Payable for investment advisory fee	238,464	11,969	412,182	22,632	261,199	30,831
Payable for administration fee	39,284	4,998	55,744	9,343	178,770	17,895
Payable for shareholder servicing reimbursements	25,466	3,010	61,514	7,985	173,747	15,724
Payable for trustee deferred compensation plan	63,638	1,342	22,874	33,498	310,063	24,764
Payable for transfer agent fee	5,471	1,955	6,332	2,367	15,892	1,633
Payable for audit fee	22,208	14,632	20,504	30,207	44,249	25,504
Payable for printing fee	15,046	970	21,543	3,072	68,335	5,600
Payable for trustee fee	7,083	425	9,923	1,420	31,549	2,590
Payable for custody fee	7,972	512	47,950	1,422	25,973	2,077
Payable for chief compliance officer fee	1,077	64	1,479	211	4,702	386
Payable for offering costs	0	0	0	0	0	0
Other payables	24,383	151	4,573	3,004	13,642	924
Total Liabilities	1,153,135	76,729	3,742,537	126,058	21,289,112	1,843,387
Net Assets	$317,195,200	$20,786,798	$480,789,048	$66,115,342	$1,438,762,900	$118,483,240
Net Assets Consist of:
Paid-in capital	$224,556,599	$15,975,133	$376,773,939	$107,303,569	$1,412,023,010	$118,919,333
(Over)/Undistributed net investment income	(31,997)	(1,066)	(6,393,393)	(74,486)	(230,514)	(26,901)
Accumulated net realized gain/(loss) on
investments, forward foreign currency contracts
and foreign currency transactions	7,192,671	302,052	(1,496,687)	(42,933,494)	(372,440)	(522,397)
Net unrealized appreciation on investments,
forward foreign currency contracts and
translation of assets and liabilities denominated
in foreign currencies	85,477,927	4,510,679	111,905,189	1,819,753	27,342,844	113,205
Net Assets	$317,195,200	$20,786,798	$480,789,048	$66,115,342	$1,438,762,900	$118,483,240
Net Assets:
Retail Class	$169,821,184	$20,786,798	$480,789,048	$61,608,326	$1,211,518,002	$118,483,240
Institutional Class	147,374,016	N/A	N/A	4,507,016	227,244,898	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	11,808,773	1,175,166	22,619,368	6,978,913	113,153,716	10,619,243
Institutional Class	10,235,585	N/A	N/A	517,555	21,459,712	N/A
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	14.38	17.69	21.26	8.83	10.71	11.16
Institutional Class	14.40	N/A	N/A	8.71	10.59	N/A
Cost of Investments	$232,200,145	$16,290,541	$322,792,795	$63,561,424	$1,419,241,639	$119,307,936
Cost of Affiliated Investments	0	0	44,559,844	0	0	0
Cost of Foreign Currency Held	$0	$0	$42,342	$0	$0	$0

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

WESTCORE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2013

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO Growth	Select	Small-Cap	Blue Chip	Mid-Cap Value
	Fund	Fund	Fund	Growth Fund(a)	Dividend Fund	Dividend Fund
Investment Income:
Dividends, net of foreign taxes*	$691,403	$393,607	$493,337	$201	$1,590,093	$1,037,127
Dividends from affiliated securities	0	0	0	0	0	0
Interest	0	0	0	0	0	0
Other Income	0	0	0	0	0	0
Total Income	691,403	393,607	493,337	201	1,590,093	1,037,127
Expenses:
Investment advisory fee	488,032	700,222	864,301	487	428,529	354,414
Administrative fee	105,114	150,817	186,157	68	92,299	66,157
Shareholder servicing reimbursement -
Retail Class	117,059	90,458	205,242	2	39,565	81,892
Transfer agent fees	19,819	43,217	86,945	546	94,087	14,611
Independent pricing service fees	4,908	6,440	3,951	282	3,492	4,557
Legal fees	1,870	2,719	3,325	0	1,670	1,167
Printing fees	9,955	15,188	0	42	18,615	9,007
Registration fees	32,209	32,074	24,017	0	22,286	20,125
Audit and tax preparation fees	17,885	18,419	15,750	5,000	18,419	15,750
Custodian fees	9,165	20,664	17,169	50	5,500	4,002
Insurance	1,994	2,984	4,522	0	1,811	1,140
Trustee fees and expenses	7,319	10,355	11,480	18	6,419	4,381
Offering costs	0	0	0	1,127	0	0
Chief compliance officer fee	2,011	2,730	1,141	3	1,740	1,273
Other	5,828	6,493	6,306	650	6,554	5,162
Total expenses before waivers	823,168	1,102,780	1,430,306	8,275	740,986	583,638
Expenses waived by:
Investment advisor
Retail Class	0	0	0	(224)	(25,412)	0
Institutional Class	(17,383)	(17,108)	N/A	(7,347)	(4,113)	N/A
Net Expenses	805,785	1,085,672	1,430,306	704	711,461	583,638
Net Investment Income/(Loss)	(114,382)	(692,065)	(936,969)	(503)	878,632	453,489
Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	14,425,593	27,223,548	38,185,109	0	16,870,743	6,250,787
Net realized gain/(loss) on affiliated investments	0	0	0	0	0	0
Net realized gain/(loss) on forward
foreign currency contracts and foreign
currency transactions	0	0	0	0	21,968	0
Net change in unrealized appreciation/
(depreciation) on investments	6,981,463	13,436,679	14,620,261	30,740	(3,535,618)	5,632,847
Net change in unrealized appreciation/
(depreciation) on forward foreign currency
contracts and translation of assets and liabilities
denominated in foreign currencies	0	0	0	0	16	0
Net Realized And Unrealized Gain/(Loss)	21,407,056	40,660,227	52,805,370	30,740	13,357,109	11,883,634
Net Increase/(Decrease) in Net Assets Resulting	$21,292,674	$39,968,162	$51,868,401	$30,237	$14,235,741	$12,337,123
from Operations
*Foreign tax withholdings	$4,078	$1,029	$0	$0	$26,074	$1,356
See Notes to Financial Statements.
(a) Commenced Operations on December 20, 2013.

STATEMENTS OF OPERATIONS

WESTCORE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2013

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap Value	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Dividend Fund	Opportunity Fund	Small-Cap Fund	Income Fund	Fund	Tax-Exempt Fund
Investment Income:
Dividends, net of foreign taxes*	$6,380,988	$170,949	$11,932,295	$406,631	$319,511	$515
Dividends from affiliated securities	0	0	2,178,203	0	0	0
Interest	0	0	0	3,895,370	57,415,175	4,915,262
Other Income	0	0	0	67,453	288,509	0
Total Income	6,380,988	170,949	14,110,498	4,369,454	58,023,195	4,915,777
Expenses:
Investment advisory fee	3,097,848	132,077	5,104,526	310,257	5,531,869	533,226
Administrative fee	433,698	18,491	595,528	96,524	2,212,748	186,629
Shareholder servicing reimbursement -
Retail Class	315,023	22,052	704,390	103,073	2,274,254	215,110
Transfer agent fees	36,884	12,697	66,148	24,315	178,237	16,742
Independent pricing service fees	8,200	15,159	8,445	10,155	39,249	25,212
Legal fees	7,771	302	10,588	1,730	40,076	3,398
Printing fees	43,485	3,129	110,262	5,467	204,131	14,660
Registration fees	40,301	20,013	42,746	33,244	65,295	4,577
Audit and tax preparation fees	19,487	14,682	20,554	28,157	42,199	25,554
Custodian fees	29,786	13,457	194,294	5,476	110,571	9,340
Insurance	8,698	97	8,084	2,752	49,813	4,121
Trustee fees and expenses	30,031	1,496	43,042	7,358	149,480	13,476
Offering costs	0	0	0	0	0	0
Chief compliance officer fee	8,270	404	12,524	1,726	41,694	3,621
Other	12,098	3,719	20,185	6,128	44,699	7,012
Total expenses before waivers	4,091,580	257,775	6,941,316	636,362	10,984,315	1,062,678
Expenses waived by:
Investment advisor
Retail Class	(162,901)	(86,074)	(560,660)	(38,979)	(2,291,976)	(196,186)
Institutional Class	(138,880)	N/A	N/A	(18,170)	(418,297)	N/A
Net Expenses	3,789,799	171,701	6,380,656	579,213	8,274,042	866,492
Net Investment Income/(Loss)	2,591,189	(752)	7,729,842	3,790,241	49,749,153	4,049,285
Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	58,714,164	733,189	24,259,307	(1,547,805)	5,292,582	503,149
Net realized gain/(loss) on affiliated investments	0	0	(112,855)	0	0	0
Net realized gain/(loss) on forward
foreign currency contracts and foreign
currency transactions	0	0	(7,868,675)	0	0	0
Net change in unrealized appreciation/
(depreciation) on investments	36,092,828	4,080,465	73,748,222	646,300	(75,572,836)	(8,409,458)
Net change in unrealized appreciation/
(depreciation) on forward foreign currency
contracts and translation of assets and liabilities
denominated in foreign currencies	0	0	(11,108,292)	0	0	0
Net Realized And Unrealized Gain/(Loss)	94,806,992	4,813,654	78,917,707	(901,505)	(70,280,254)	(7,906,309)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$97,398,181	$4,812,902	$86,647,549	$2,888,736	$(20,531,101)	$(3,857,024)
*Foreign tax withholdings	$7,938	$1,193	$902,253	$0	$0	$0

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Growth Fund		Westcore MIDCO Growth Fund		Westcore Select Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$(114,382)	$243,098	$(692,065)	$(85,068)	$(936,969)	$(2,309,265)
Net realized gain/(loss)	14,425,593	11,100,245	27,223,548	2,042,823	38,185,109	(63,537,082)
Change in unrealized net appreciation/(depreciation)	6,981,463	(1,358,593)	13,436,679	4,529,984	14,620,261	12,445,599
Net increase/(decrease) in net assets resulting
from operations	21,292,674	9,984,750	39,968,162	6,487,739	51,868,401	(53,400,748)
Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	(232,436)	0	0	0	0
Institutional Class	0	(17,566)	0	0	N/A	N/A
From net realized capital gains
Retail Class	(10,155,932)	(1,029,689)	(20,609,371)	(760,840)	0	0
Institutional Class	(1,344,047)	(70,313)	(3,640,592)	(339,147)	N/A	N/A
Decrease in net assets from distributions
to shareholders	(11,499,979)	(1,350,004)	(24,249,963)	(1,099,987)	0	0
Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	9,494,488	19,056,400	5,694,388	6,090,254	21,566,609	86,638,341
Institutional Class	3,590,078	2,414,976	1,860,180	1,304,843	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	9,984,051	1,234,215	20,274,909	749,043	0	0
Institutional Class	1,286,154	80,896	3,640,592	339,147	N/A	N/A
Cost of shares redeemed
Retail Class	(25,405,267)	(20,480,651)	(26,849,406)	(33,350,636)	(140,880,592)	(535,966,630)
Institutional Class	(952,137)	(7,814,917)	(29,802,096)	(7,976,072)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(2,002,633)	(5,509,081)	(25,181,433)	(32,843,421)	(119,313,983)	(449,328,289)
Redemption Fees	0	4,046	0	602	0	32,235
Net Increase/(Decrease) in Net Assets	7,790,062	3,129,711	(9,463,234)	(27,455,067)	(67,445,582)	(502,696,802)
Net Assets:
Beginning of year	71,077,966	67,948,255	107,702,367	135,157,434	178,503,473	681,200,275
End of year*	$78,868,028	$71,077,966	$98,239,133	$107,702,367	$111,057,891	$178,503,473
*Including (over)/undistributed net investment
income of:	$(37,138)	$(34,834)	$(257,866)	$(258,248)	$(31,978)	$(28,125)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Small-
	Cap Growth Fund	Westcore Blue Chip Dividend Fund		Westcore Mid-Cap Value Dividend Fund
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2013 (a)	December 31, 2013 (b)	December 31, 2012	December 31, 2013 (c)	December 31, 2012
Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$(503)	$878,632	$788,435	$453,489	$396,503
Net realized gain/(loss)	0	16,892,711	4,477,951	6,250,787	3,130,864
Change in unrealized net appreciation/(depreciation)	30,740	(3,535,602)	3,364,175	5,632,847	1,340,075
Net increase/(decrease) in net assets resulting
from operations	30,237	14,235,741	8,630,561	12,337,123	4,867,442
Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	(831,852)	(687,084)	(489,999)	(458,000)
Institutional Class	0	(108,049)	(97,938)	N/A	N/A
From net realized capital gains
Retail Class	0	(14,808,480)	(3,795,064)	0	0
Institutional Class	0	(1,668,526)	(438,957)	N/A	N/A
Decrease in net assets from distributions
to shareholders	0	(17,416,907)	(5,019,043)	(489,999)	(458,000)
Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	68,500	2,270,268	1,158,398	7,190,429	3,488,915
Institutional Class	3,346,247	1,392,639	397,306	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	12,474,424	3,432,166	477,668	442,928
Institutional Class	0	1,776,575	536,895	N/A	N/A
Cost of shares redeemed
Retail Class	0	(13,302,105)	(13,850,826)	(6,573,997)	(11,190,423)
Institutional Class	(1,061,399)	(3,456,462)	(2,562,825)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	2,353,348	1,155,339	(10,888,886)	1,094,100	(7,258,580)
Redemption Fees	0	0	22	0	153
Net Increase/(Decrease) in Net Assets	2,383,585	(2,025,827)	(7,277,346)	12,941,224	(2,848,985)
Net Assets:
Beginning of year	0	61,826,800	69,104,146	40,340,671	43,189,656
End of period*	$2,383,585	$59,800,973	$61,826,800	$53,281,895	$40,340,671
*Including (over)/undistributed net investment
income of:	$(27)	$(33,036)	$20,790	$(11,433)	$(10,198)

(a)   Commenced Operations on December 20, 2013.

(b)   Prior to April 30, 2013 known as the Westcore Blue Chip Fund.

(c)   Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Small-Cap Value Dividend Fund		Westcore Micro-Cap Opportunity Fund		Westcore International Small-Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2013 (a)	December 31, 2012	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$2,591,189	$2,918,436	$(752)	$25,571	$7,729,842	$4,679,190
Net realized gain/(loss)	58,714,164	18,043,495	733,189	115,659	16,277,777	(8,919,574)
Change in unrealized net appreciation/(depreciation)	36,092,828	7,417,075	4,080,465	223,854	62,639,930	47,734,751
Net increase/(decrease) in net assets resulting
from operations	97,398,181	28,379,006	4,812,902	365,084	86,647,549	43,494,367
Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(1,387,093)	(1,895,995)	(15,005)	(33,000)	(14,400,034)	(4,000,006)
Institutional Class	(1,262,831)	(1,204,005)	N/A	N/A	N/A	N/A
From net realized capital gains
Retail Class	(27,793,188)	(2,740,533)	(402,493)	(91,526)	0	0
Institutional Class	(23,579,052)	(1,759,445)	N/A	N/A	N/A	N/A
Decrease in net assets from distributions
to shareholders	(54,022,164)	(7,599,978)	(417,498)	(124,526)	(14,400,034)	(4,000,006)
Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	30,947,909	45,516,132	14,886,618	2,372,162	209,744,438	220,971,841
Institutional Class	45,217,713	42,188,048	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	23,390,588	3,243,868	417,301	122,819	12,805,410	3,765,442
Institutional Class	23,196,017	2,663,220	N/A	N/A	N/A	N/A
Cost of shares redeemed
Retail Class	(116,839,160)	(70,158,455)	(1,899,328)	(1,482,878)	(141,857,785)	(69,703,244)
Institutional Class	(64,207,941)	(19,531,373)	N/A	N/A	N/A	N/A
Acquisition (Note 10)
Retail Class	15,711,827	N/A	N/A	N/A	N/A	N/A
Institutional Class	2,491,277	N/A	N/A	N/A	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(40,091,770)	3,921,440	13,404,591	1,012,103	80,692,063	155,034,039
Redemption Fees	0	1,075	368	228	24,103	60,905
Net Increase/(Decrease) in Net Assets	3,284,247	24,701,543	17,800,363	1,252,889	152,963,681	194,589,305
Net Assets:
Beginning of year	313,910,953	289,209,410	2,986,435	1,733,546	327,825,367	133,236,062
End of year*	$317,195,200	$313,910,953	$20,786,798	$2,986,435	$480,789,048	$327,825,367
*Including (over)/undistributed net investment
income of:	$(31,997)	$16,325	$(1,066)	$(850)	$(6,393,393)	$(2,985,238)

(a)	Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Flexible Income Fund		Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Increase/(Decrease) in Net Assets from:
Operations:
Net investment income/(loss)	$3,790,241	$5,450,006	$49,749,153	$61,661,049	$4,049,285	$4,135,161
Net realized gain/(loss)	(1,547,805)	(2,535,581)	5,292,582	2,283,329	503,149	28,125
Change in unrealized net appreciation/(depreciation)	646,300	6,502,936	(75,572,836)	29,344,199	(8,409,458)	2,783,282
Net increase/(decrease) in net assets resulting
from operations	2,888,736	9,417,361	(20,531,101)	93,288,577	(3,857,024)	6,946,568
Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(3,505,184)	(5,228,008)	(45,875,407)	(53,215,419)	(4,055,751)	(4,137,342)
Institutional Class	(238,726)	(221,064)	(8,873,173)	(8,315,060)	N/A	N/A
From net realized capital gains
Retail Class	0	0	(1,690,631)	(1,630,298)	0	0
Institutional Class	0	0	(319,182)	(269,723)	N/A	N/A
Decrease in net assets from distributions
to shareholders	(3,743,910)	(5,449,072)	(56,758,393)	(63,430,500)	(4,055,751)	(4,137,342)
Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	11,009,266	26,706,780	357,133,071	357,709,979	28,048,227	42,151,593
Institutional Class	2,154,936	5,258,201	107,671,753	70,995,499	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	3,258,522	4,987,531	45,767,653	52,567,700	3,711,487	3,788,089
Institutional Class	238,726	221,064	8,841,907	7,779,335	N/A	N/A
Cost of shares redeemed
Retail Class	(26,076,678)	(49,321,441)	(583,723,522)	(378,159,270)	(52,183,746)	(15,150,342)
Institutional Class	(4,311,815)	(1,250,763)	(119,152,472)	(37,109,716)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(13,727,043)	(13,398,628)	(183,461,610)	73,783,527	(20,424,032)	30,789,340
Redemption Fees	23,663	47,418	0	50,057	0	619
Net Increase/(Decrease) in Net Assets	(14,558,554)	(9,382,921)	(260,751,104)	103,691,661	(28,336,807)	33,599,185
Net Assets:
Beginning of year	80,673,896	90,056,817	1,699,514,004	1,595,822,343	146,820,047	113,220,862
End of year*	$66,115,342	$80,673,896	$1,438,762,900	$1,699,514,004	$118,483,240	$146,820,047
*Including (over)/undistributed net investment
income of:	$(74,486)	$(41,046)	$(230,514)	$(104,329)	$(26,901)	$(20,435)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions
	Net			Net Realized And	Total Income/		Dividends From
	Asset Value	Net		Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment		(Loss) on	Investment	Net Investment	Gain on	Tax Return		Total
Period Ended	the Period	Income/(Loss)		Investments	Operations	Income	Investments	of Capital		Distributions
WESTCORE GROWTH FUND
Retail Class
12/31/13	$14.07	$(0.03)	(a)	$4.62	$4.59	$(0.00)	$(2.68)	$(0.00)		$(2.68)
12/31/12	12.46	0.05	(a)	1.83	1.88	(0.05)	(0.22)	(0.00)		(0.27)
12/31/11	12.54	(0.03)	(a)	(0.05)	(0.08)	(0.00)	(0.00)	(0.00)	(b)	(0.00)
12/31/10	10.88	(0.01)		1.67	1.66	(0.00)	(0.00)	(0.00)	(b)	(0.00)
12/31/09	7.80	(0.01)		3.09	3.08	(0.00) (b)	(0.00)	(0.00)	(b)	(0.00) (b)
Institutional Class
12/31/13	14.14	0.01	(a)	4.63	4.64	(0.00)	(2.68)	(0.00)		(2.68)
12/31/12	12.50	0.04	(a)	1.88	1.92	(0.06)	(0.22)	(0.00)		(0.28)
12/31/11	12.56	(0.00)	(a)(b)	(0.06)	(0.06)	(0.00)	(0.00)	(0.00)	(b)	(0.00)
12/31/10	10.88	0.01		1.67	1.68	(0.00)	(0.00)	(0.00)	(b)	(0.00)
12/31/09	7.81	(0.00)	(b)	3.10	3.10	(0.03)	(0.00)	(0.00)	(b)	(0.03)
WESTCORE MIDCO GROWTH FUND
Retail Class
12/31/13	6.11	(0.05)	(a)	2.75	2.70	(0.00)	(2.16)	(0.00)		(2.16)
12/31/12	5.90	(0.01)	(a)	0.28	0.27	(0.00)	(0.06)	(0.00)		(0.06)
12/31/11	6.77	(0.02)	(a)	(0.47)	(0.49)	(0.00)	(0.38)	(0.00)	(b)	(0.38)
12/31/10	5.20	(0.01)		1.58	1.57	(0.00)	(0.00)	(0.00)	(b)	(0.00)
12/31/09	3.55	(0.01)		1.66	1.65	(0.00)	(0.00)	(0.00)	(b)	(0.00)
Institutional Class
12/31/13	6.16	(0.04)	(a)	2.78	2.74	(0.00)	(2.16)	(0.00)		(2.16)
12/31/12	5.93	(0.00)	(a)(b)	0.29	0.29	(0.00)	(0.06)	(0.00)		(0.06)
12/31/11	6.80	(0.01)	(a)	(0.48)	(0.49)	(0.00)	(0.38)	(0.00)	(b)	(0.38)
12/31/10	5.22	0.00	(b)	1.58	1.58	(0.00)	(0.00)	(0.00)	(b)	(0.00)
12/31/09	3.56	(0.00)	(b)	1.66	1.66	(0.00)	(0.00)	(0.00)	(b)	(0.00)

(a)   Calculated using the average shares method.

(b)   Less than $0.005 and $(0.005) per share.

Ratios/Supplemental Data
Ratio of Net
						Ratio of Net	Investment
					Ratio of Expenses	Investment	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net	Portfolio
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$ 0.00		$ 15.98	32.93%	$ 69,632	1.09%	1.09%	(0.17%)	(0.17%)	182%
0.00	(b)	14.07	15.13%	66,514	1.11%	1.11%	0.36%	0.36%	167%
0.00	(b)	12.46	(0.64%)	59,311	1.11%	1.11%	(0.22%)	(0.22%)	130%
0.00	(b)	12.54	15.26%	108,694	1.08%	1.08%	(0.07%)	(0.07%)	99%
0.00	(b)	10.88	39.54%	120,456	1.06%	1.06%	(0.05%)	(0.05%)	83%

0.00		16.10	33.13%	9,236	0.89%	1.14%	0.06%	(0.20%)	182%
0.00	(b)	14.14	15.37%	4,564	0.92%	1.32%	0.31%	(0.09%)	167%
0.00	(b)	12.50	(0.48%)	8,637	0.95%	1.70%	0.02%	(0.73%)	130%
0.00	(b)	12.56	15.44%	3,271	0.94%	2.13%	0.08%	(1.11%)	99%
0.00	(b)	10.88	39.64%	2,619	0.94%	2.55%	0.05%	(1.56%)	83%

0.00		6.65	44.67%	83,008	1.05%	1.05%	(0.67%)	(0.67%)	117%
0.00	(b)	6.11	4.64%	74,221	1.05%	1.05%	(0.12%)	(0.12%)	114%
0.00	(b)	5.90	(7.20%)	96,762	1.06%	1.06%	(0.25%)	(0.25%)	113%
0.00	(b)	6.77	30.19%	104,119	1.05%	1.05%	(0.19%)	(0.19%)	98%
0.00	(b)	5.20	46.48%	85,559	1.08%	1.08%	(0.20%)	(0.20%)	121%

0.00		6.74	44.94%	15,231	0.88%	0.95%	(0.53%)	(0.60%)	117%
0.00	(b)	6.16	4.96%	33,482	0.87%	0.93%	0.06%	0.01%	114%
0.00	(b)	5.93	(7.17%)	38,396	0.92%	0.97%	(0.11%)	(0.16%)	113%
0.00	(b)	6.80	30.27%	42,072	0.93%	0.98%	(0.07%)	(0.12%)	98%
0.00	(b)	5.22	46.63%	34,148	0.95%	1.03%	(0.08%)	(0.15%)	121%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations						Distributions
	Net			Net Realized And	Total Income/		Dividends From
	Asset Value	Net		Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment		(Loss) on	Investment	Net Investment	Gain on	Tax Return		Total
Period Ended	the Period	Income/(Loss)		Investments	Operations	Income	Investments	of Capital		Distributions
WESTCORE SELECT FUND
Retail Class
12/31/13	$16.60	$(0.14)	(a)	$7.75	$7.61	$(0.00)	$(0.00)	$(0.00)		$(0.00)
12/31/12	18.71	(0.09)	(a)	(2.02)	(2.11)	(0.00)	(0.00)	(0.00)		(0.00)
12/31/11	21.07	(0.08)	(a)	(2.17)	(2.25)	(0.00)	(0.12)	(0.00)	(b)	(0.12)
12/31/10	16.14	(0.01)		4.93	4.92	(0.00)	(0.00)	(0.00)	(b)	(0.00)
12/31/09	11.44	(0.03)		4.73	4.70	(0.00)	(0.00)	(0.00)	(b)	(0.00)
WESTCORE SMALL-CAP GROWTH FUND
Retail Class
12/31/13 (c)	10.00	(0.00)	(a)(b)	0.13	0.13	(0.00)	(0.00)	(0.00)		(0.00)
Institutional Class
12/31/13 (c)	10.00	(0.00)	(a)(b)	0.13	0.13	(0.00)	(0.00)	(0.00)		(0.00)
WESTCORE BLUE CHIP DIVIDEND FUND
Retail Class
12/31/13 (g)	12.00	0.18	(a)	2.68	2.86	(0.21)	(3.74)	(0.00)		(3.95)
12/31/12	11.49	0.14	(a)	1.40	1.54	(0.16)	(0.87)	(0.00)		(1.03)
12/31/11	11.12	0.13	(a)	0.43	0.56	(0.16)	(0.05)	(0.00)		(0.21)
12/31/10	10.76	0.07		0.36	0.43	(0.07)	(0.00)	(0.00)		(0.07)
12/31/09	8.32	0.06		2.43	2.49	(0.05)	(0.00)	(0.00)		(0.05)
Institutional Class
12/31/13 (g)	11.96	0.20	(a)	2.67	2.87	(0.24)	(3.74)	(0.00)		(3.98)
12/31/12	11.46	0.17	(a)	1.39	1.56	(0.19)	(0.87)	(0.00)		(1.06)
12/31/11	11.10	0.13	(a)	0.46	0.59	(0.19)	(0.05)	(0.00)		(0.24)
12/31/10	10.76	0.09		0.35	0.44	(0.10)	(0.00)	(0.00)		(0.10)
12/31/09	8.32	0.07		2.43	2.50	(0.06)	(0.00)	(0.00)		(0.06)

(a)        Calculated using the average shares method.

(b)        Less than $0.005 and $(0.005) per share.

(c)        Commenced Operations on December 20, 2013.

(d)        Total return and portfolio turnover are not annualized for periods less than one full year.

(e)        Annualized.

(f)         Ratios before fee waivers for startup periods may not be representative of long term operating results.

(g)        Prior to April 30, 2013 known as the Westcore Blue Chip Fund.

(h)        Contractual expense limitation changed from 1.15% to 0.99% effective September 1, 2013.

Ratios/Supplemental Data
Ratio of Net
						Ratio of Net	Investment
					Ratio of Expenses	Investment	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net	Portfolio
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$ 0.00		$ 24.21	45.84%	$ 111,058	1.08%	1.08%	(0.70%)	(0.70%)	106%
0.00	(b)	16.60	(11.28%)	178,503	1.06%	1.06%	(0.50%)	(0.50%)	167%
0.01		18.71	(10.61%)	681,200	1.05%	1.05%	(0.39%)	(0.39%)	155%
0.01		21.07	30.55%	392,174	1.07%	1.07%	(0.11%)	(0.11%)	143%
0.00	(b)	16.14	41.08%	67,199	1.15%	1.16%	(0.30%)	(0.31%)	217%

0.00	10.13	1.30%	(d)	69	1.30%	(e)	12.91%	(e)(f)	(0.98%)	(e)	(12.60%)	(e)(f)	0%	(d)

0.00	10.13	1.30%	(d)	2,314	1.06%	(e)	12.52%	(e)(f)	(0.75%)	(e)	(12.22%)	(e)(f)	0%	(d)

0.00		10.91	24.53%	53,780	1.10%	(h)	1.14%	1.31%	1.27%	91%
0.00	(b)	12.00	13.39%	55,215	1.15%		1.17%	1.13%	1.11%	9%
0.02		11.49	5.19%	61,295	1.15%		1.30%	1.12%	0.97%	37%
0.00	(b)	11.12	3.99%	14,610	1.15%		1.28%	0.65%	0.52%	39%
0.00	(b)	10.76	29.87%	16,632	1.15%		1.26%	0.53%	0.41%	21%

0.00		10.85	24.72%	6,021	0.92%		0.98%	1.49%	1.43%	91%
0.00	(b)	11.96	13.66%	6,612	0.92%		1.06%	1.35%	1.21%	9%
0.01		11.46	5.34%	7,809	1.00%		1.17%	1.11%	0.94%	37%
0.00	(b)	11.10	4.05%	20,667	1.05%		1.11%	0.76%	0.70%	39%
0.00	(b)	10.76	30.10%	21,585	0.95%		1.14%	0.72%	0.53%	21%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions
	Net			Net Realized And	Total Income/		Dividends From
	Asset Value	Net		Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment		(Loss) on	Investment	Net Investment	Gain on	Tax Return	Total
Period Ended	the Period	Income/(Loss)		Investments	Operations	Income	Investments	of Capital	Distributions
WESTCORE MID-CAP VALUE DIVIDEND FUND
Retail Class
12/31/13 (a)	$20.11	$0.23	(b)	$5.91	$6.14	$(0.24)	$(0.00)	$(0.00)	$(0.24)
12/31/12	18.10	0.19	(b)	2.05	2.24	(0.23)	(0.00)	(0.00)	(0.23)
12/31/11	18.26	0.15	(b)	(0.15)	(0.00)	(0.16)	(0.00)	(0.00)	(0.16)
12/31/10	15.27	0.08		3.00	3.08	(0.09)	(0.00)	(0.00)	(0.09)
12/31/09	11.65	0.11		3.61	3.72	(0.10)	(0.00)	(0.00)	(0.10)
WESTCORE SMALL-CAP VALUE DIVIDEND FUND
Retail Class
12/31/13 (d)	12.65	0.11	(b)	4.45	4.56	(0.13)	(2.70)	(0.00)	(2.83)
12/31/12	11.82	0.11	(b)	1.03	1.14	(0.13)	(0.18)	(0.00)	(0.31)
12/31/11	11.97	0.09	(b)	(0.13)	(0.04)	(0.11)	(0.00)	(0.00)	(0.11)
12/31/10	9.51	0.11		2.46	2.57	(0.11)	(0.00)	(0.00)	(0.11)
12/31/09	7.87	0.11		1.62	1.73	(0.10)	(0.00)	(0.00)	(0.10)
Institutional Class
12/31/13	12.64	0.14	(b)	4.46	4.60	(0.14)	(2.70)	(0.00)	(2.84)
12/31/12	11.80	0.13	(b)	1.02	1.15	(0.13)	(0.18)	(0.00)	(0.31)
12/31/11	11.97	0.11	(b)	(0.15)	(0.04)	(0.13)	(0.00)	(0.00)	(0.13)
12/31/10	9.51	0.11		2.47	2.58	(0.12)	(0.00)	(0.00)	(0.12)
12/31/09	7.87	0.13		1.62	1.75	(0.11)	(0.00)	(0.00)	(0.11)
WESTCORE MICRO-CAP OPPORTUNITY FUND
Retail Class
12/31/13	12.35	(0.00)	(b)(c)	5.70	5.70	(0.01)	(0.35)	(0.00)	(0.36)
12/31/12	11.15	0.11	(b)	1.62	1.73	(0.14)	(0.39)	(0.00)	(0.53)
12/31/11	11.56	(0.02)	(b)	(0.40)	(0.42)	(0.00)	(0.00)	(0.00)	(0.00)
12/31/10	8.66	(0.03)		2.93	2.90	(0.00)	(0.00)	(0.00)	(0.00)
12/31/09	7.53	0.02		1.14	1.16	(0.03)	(0.00)	(0.00)	(0.03)

(a)     Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund.

(b)     Calculated using the average shares method.

(c)     Less than $0.005 and $(0.005) per share.

(d)     Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.

Ratios/Supplemental Data
Ratio of Net
						Ratio of Net	Investment
					Ratio of Expenses	Investment	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net	Portfolio
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$0.00		$ 26.01	30.57%	$ 53,282	1.24%	1.24%	0.96%	0.96%	51%
0.00	(c)	20.11	12.39%	40,341	1.25%	1.26%	0.96%	0.96%	21%
0.00	(c)	18.10	(0.02%)	43,190	1.25%	1.29%	0.82%	0.78%	32%
0.00	(c)	18.26	20.18%	46,413	1.25%	1.27%	0.43%	0.41%	33%
0.00	(c)	15.27	31.95%	48,572	1.25%	1.26%	0.77%	0.77%	27%

0.00		14.38	36.49%	169,821	1.30%	1.39%	0.76%	0.67%	53%
0.00	(c)	12.65	9.69%	189,858	1.30%	1.39%	0.87%	0.78%	35%
0.00	(c)	11.82	(0.31%)	196,764	1.30%	1.42%	0.77%	0.66%	40%
0.00	(c)	11.97	27.03%	242,817	1.30%	1.39%	1.03%	0.93%	39%
0.01		9.51	22.08%	192,180	1.30%	1.37%	1.38%	1.31%	33%

0.00		14.40	36.86%	147,374	1.12%	1.23%	0.94%	0.83%	53%
0.00	(c)	12.64	9.78%	124,052	1.14%	1.24%	1.07%	0.96%	35%
0.00	(c)	11.80	(0.31%)	92,446	1.16%	1.29%	0.92%	0.79%	40%
0.00	(c)	11.97	27.15%	114,286	1.18%	1.29%	1.17%	1.07%	39%
0.00	(c)	9.51	22.16%	52,278	1.20%	1.33%	1.53%	1.39%	33%

0.00	(c)	17.69	46.20%	20,787	1.30%	1.95%	(0.01%)	(0.66%)	52%
0.00	(c)	12.35	15.60%	2,986	1.30%	4.71%	0.94%	(2.47%)	132%
0.01		11.15	(3.55%)	1,734	1.30%	8.07%	(0.14%)	(6.91%)	88%
0.00	(c)	11.56	33.49%	1,594	1.30%	6.96%	(0.25%)	(5.91%)	107%
0.00	(c)	8.66	15.40%	1,924	1.30%	7.96%	0.27%	(6.39%)	130%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations						Distributions
	Net			Net Realized And	Total Income/		Dividends From
	Asset Value	Net		Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment		(Loss) on	Investment	Net Investment	Gain on	Tax Return		Total
Period Ended	the Period	Income/(Loss)		Investments	Operations	Income	Investments	of Capital		Distributions
WESTCORE INTERNATIONAL SMALL-CAP FUND
Retail Class
12/31/13	$17.94	$0.35	(a)	$3.63	$3.98	$(0.66)	$(0.00)	$(0.00)		$(0.66)
12/31/12	14.55	0.37	(a)	3.24	3.61	(0.22)	(0.00)	(0.00)		(0.22)
12/31/11	15.70	0.29	(a)	(1.21)	(0.92)	(0.24)	(0.00)	(0.00)		(0.24)
12/31/10	11.67	0.11		4.00	4.11	(0.08)	(0.00)	(0.00)		(0.08)
12/31/09	7.19	0.15		4.46	4.61	(0.13)	(0.00)	(0.00)		(0.13)
WESTCORE FLEXIBLE INCOME FUND
Retail Class
12/31/13	8.94	0.49	(a)	(0.12)	0.37	(0.48)	(0.00)	(0.00)		(0.48)
12/31/12	8.57	0.50	(a)	0.38	0.88	(0.51)	(0.00)	(0.00)		(0.51)
12/31/11	8.42	0.53	(a)	0.12	0.65	(0.51)	(0.00)	(0.00)		(0.51)
12/31/10	7.98	0.56		0.43	0.99	(0.55)	(0.00)	(0.00)	(b)	(0.55)
12/31/09	6.12	0.51		1.86	2.37	(0.51)	(0.00)	(0.00)		(0.51)
Institutional Class
12/31/13	8.82	0.49	(a)	(0.11)	0.38	(0.49)	(0.00)	(0.00)		(0.49)
12/31/12	8.43	0.50	(a)	0.38	0.88	(0.49)	(0.00)	(0.00)		(0.49)
12/31/11	8.34	0.53	(a)	0.12	0.65	(0.57)	(0.00)	(0.00)		(0.57)
12/31/10	7.96	0.57		0.42	0.99	(0.61)	(0.00)	(0.00)	(b)	(0.61)
12/31/09	6.11	0.52		1.85	2.37	(0.52)	(0.00)	(0.00)		(0.52)

(a)        Calculated using the average shares method.

(b)        Less than $0.005 and $(0.005) per share.

Ratios/Supplemental Data
Ratio of Net
						Ratio of Net	Investment
					Ratio of Expenses	Investment	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net	Portfolio
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$ 0.00	(b)	$ 21.26	22.36%	$ 480,789	1.50%	1.63%	1.82%	1.69%	57%
0.00	(b)	17.94	24.84%	327,825	1.50%	1.65%	2.22%	2.07%	14%
0.01		14.55	(5.75%)	133,236	1.50%	1.70%	1.82%	1.62%	27%
0.00	(b)	15.70	35.25%	60,925	1.50%	1.84%	1.10%	0.77%	44%
0.00	(b)	11.67	64.17%	32,356	1.50%	2.01%	1.68%	1.17%	65%

0.00	(b)	8.83	4.31%	61,608	0.85%	0.91%	5.49%	5.43%	15%
0.00	(b)	8.94	10.49%	74,206	0.85%	0.90%	5.69%	5.65%	34%
0.01		8.57	8.13%	87,962	0.85%	0.93%	6.24%	6.16%	45%
0.00	(b)	8.42	12.71%	65,829	0.85%	0.93%	6.75%	6.67%	38%
0.00	(b)	7.98	40.09%	72,783	0.85%	0.91%	7.21%	7.15%	30%

0.00	(b)	8.71	4.45%	4,507	0.69%	1.11%	5.64%	5.22%	15%
0.00	(b)	8.82	10.74%	6,468	0.71%	1.30%	5.76%	5.16%	34%
0.01		8.43	8.14%	2,095	0.74%	3.04%	6.35%	4.05%	45%
0.00	(b)	8.34	12.79%	1,481	0.75%	3.24%	6.82%	4.32%	38%
0.00	(b)	7.96	40.30%	1,234	0.72%	3.98%	7.26%	4.00%	30%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions
	Net			Net Realized And	Total Income/		Dividends From
	Asset Value	Net		Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment		(Loss) on	Investment	Net Investment	Gain on	Tax Return	Total
Period Ended	the Period	Income/(Loss)		Investments	Operations	Income	Investments	of Capital	Distributions
WESTCOREPLUS BOND FUND
Retail Class
12/31/13	$11.24	$0.34	(a)	$(0.48)	$(0.14)	$(0.38)	$(0.01)	$ (0.00)	$(0.39)
12/31/12	11.04	0.40	(a)	0.21	0.61	(0.40)	(0.01)	(0.00)	(0.41)
12/31/11	10.72	0.43	(a)	0.37	0.80	(0.44)	(0.04)	(0.00)	(0.48)
12/31/10	10.42	0.45		0.29	0.74	(0.44)	(0.00)	(0.00)	(0.44)
12/31/09	9.85	0.44		0.57	1.01	(0.44)	(0.00)	(0.00)	(0.44)
Institutional Class
12/31/13	11.11	0.36	(a)	(0.48)	(0.12)	(0.39)	(0.01)	(0.00)	(0.40)
12/31/12	10.92	0.42	(a)	0.20	0.62	(0.42)	(0.01)	(0.00)	(0.43)
12/31/11	10.68	0.45	(a)	0.37	0.82	(0.54)	(0.04)	(0.00)	(0.58)
12/31/10	10.42	0.47		0.28	0.75	(0.49)	(0.00)	(0.00)	(0.49)
12/31/09	9.85	0.45		0.57	1.02	(0.45)	(0.00)	(0.00)	(0.45)
WESTCORE COLORADO TAX–EXEMPT FUND
12/31/13	11.81	0.35	(a)	(0.65)	(0.30)	(0.35)	0.00	0.00	(0.35)
12/31/12	11.54	0.37	(a)	0.27	0.64	(0.37)	(0.00)	(0.00)	(0.37)
12/31/11	10.99	0.40	(a)	0.56	0.96	(0.41)	(0.00)	(0.00)	(0.41)
12/31/10	11.19	0.40		(0.20)	0.20	(0.40)	(0.00)	(0.00)	(0.40)
12/31/09	10.48	0.40		0.71	1.11	(0.40)	(0.00)	(0.00)	(0.40)

(a)   Calculated using the average shares method.

(b)   Less than $0.005 and $(0.005) per share.

Ratios/Supplemental Data
Ratio of Net
						Ratio of Net	Investment
					Ratio of Expenses	Investment	Income/(Loss)
Paid-in			Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net	Portfolio
Capital from	Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without
Redemption Fees	End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$ 0.00		$ 10.71	(1.23%)	$ 1,211,518	0.55%	0.72%	3.12%	2.95%	50%
0.00	(b)	11.24	5.67%	1,457,800	0.55%	0.75%	3.61%	3.41%	32%
0.00	(b)	11.04	7.55%	1,399,473	0.55%	0.83%	3.98%	3.70%	42%
0.00	(b)	10.72	7.22%	1,389,702	0.55%	0.83%	4.20%	3.92%	45%
0.00	(b)	10.42	10.42%	1,326,659	0.55%	0.81%	4.32%	4.05%	36%

0.00		10.59	(1.05%)	227,245	0.38%	0.55%	3.29%	3.12%	50%
0.00	(b)	11.11	5.74%	241,714	0.40%	0.59%	3.76%	3.57%	32%
0.00	(b)	10.92	7.81%	196,349	0.41%	0.69%	4.13%	3.86%	42%
0.00	(b)	10.68	7.25%	218,060	0.43%	0.70%	4.31%	4.04%	45%
0.00	(b)	10.42	10.56%	131,815	0.44%	0.73%	4.40%	4.11%	36%

0.00		11.16	(2.56%)	118,483	0.65%	0.80%	3.05%	2.90%	23%
0.00	(b)	11.81	5.57%	146,820	0.65%	0.81%	3.12%	2.96%	7%
0.00	(b)	11.54	8.88%	113,221	0.65%	0.91%	3.60%	3.34%	17%
0.00	(b)	10.99	1.77%	118,478	0.65%	0.91%	3.56%	3.30%	6%
0.00	(b)	11.19	10.71%	105,891	0.65%	0.90%	3.67%	3.42%	8%

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Small-Cap Growth Fund, Westcore Blue Chip Dividend Fund, (prior to April 30, 2013 known as the Westcore Blue Chip Fund), Westcore Mid-Cap Value Dividend Fund, (prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund), Westcore Small-Cap Value Dividend Fund, (prior to April 30, 2013 known as the Westcore Small-Cap Value Fund), Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Funds (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Westcore Small-Cap Growth Fund commenced operations on December 20, 2013. The Funds offer Retail Class shares. The Westcore Growth, Westcore MIDCO Growth, Westcore Small-Cap Growth, Westcore Blue Chip Dividend, Westcore Small-Cap Value Dividend, Westcore Flexible Income and Westcore Plus Bond Funds also offer Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange. Exchange rates as of the close of regular trading on the NYSE are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Foreign Securities – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign secu-rities. As of December 31, 2013, all Funds were primarily invested in U.S. based issuers, as determined by the location of their headquarters, except Westcore International Small-Cap Fund. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Concentration of Risk – As of December 31, 2013, the Westcore International Small-Cap Fund invested a significant percentage of its assets in Hong Kong, the United Kingdom, and Australia. Therefore, it may be more affected by economic developments and currency fluctuations in these countries.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, each Fund had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

Expiring
	2014	2015	2016	2017	2018	Total
Westcore Mid-Cap Value	$–	$–	$–	$1,878,516	$–	$1,878,516
Dividend Fund

Westcore Flexible Income Fund	340,539	775,600	20,255,986	9,408,999	1,064,911	31,846,035
Westcore Colorado	–	–	18,307	22,684	–	40,991
Tax-Exempt Fund

At December 31, 2013, the following Funds had available for federal income tax purposes unused post-enactment capital loss carryforwards as follows:

	Short-Term	Long-Term
Westcore Select Fund	$ 87,767,109	$ 18,088,000
Westcore Flexible Income Fund	–	11,614,998
Westcore Colorado Tax-Exempt Fund	481,406	–

During the year ended December 31, 2013, each Fund had utilized capital loss carryforwards as follows:

	Westcore Mid-Cap	Westcore International	Westcore Colorado
Westcore Select Fund	Value Dividend Fund	Small-Cap Fund	Tax-Exempt Fund
$31,313,807	$6,063,232	$8,611,033	$455,704

Westcore International Small-Cap Fund and Westcore Plus Bond Fund elect to defer to their fiscal year ending December 31, 2014, approximately $1,162,941 and $1,286,467 of capital losses recognized during the period from November 1, 2013 to December 31, 2013, respectively. Additionally, the Westcore Blue Chip Dividend Fund and Westcore International Small-Cap Fund elect to defer to their fiscal year ending December 31, 2014, approximately $515 and $1,028,845 of late year ordinary losses recognized during the period from November 1, 2013 to December 31, 2013.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications. For the year ended December 31, 2013, the Funds most recent year end, each Fund recorded the following reclassifications to the accounts listed below:

NOTES TO FINANCIAL STATEMENTS

		(Over)/Undistributed Net	Accumulated Net Realized
	Paid-in Capital	Investment Income	Gain/(Loss)
Westcore Growth Fund	$0	$112,078	$(112,078)
Westcore MIDCO Growth Fund	0	692,447	(692,447)
Westcore Select Fund	(933,116)	933,116	0
Westcore Small-Cap Growth Fund	(476)	476	0
Westcore Blue Chip Dividend Fund	0	7,443	(7,443)
Westcore Mid-Cap Value Dividend Fund	(35,275)	35,275	0
Westcore Small-Cap Value Dividend Fund	(2,318,103)	10,413	2,307,690
Westcore Micro-Cap Opportunity Fund	0	15,541	(15,541)
Westcore International Small-Cap Fund	0	3,262,037	(3,262,037)
Westcore Flexible Income Fund	(18,958)	(79,771)	98,729
Westcore Plus Bond Fund	0	4,873,242	(4,873,242)
Westcore Colorado Tax-Exempt Fund	0	0	0

The reclassifications were primarily a result of the differing book/tax treatment of net operating losses, distributions associated with fund reorganizations (Note 10), and certain investments.

Included in the amounts reclassified above were net operating losses offset to Paid-in capital:

Westcore	Westcore
Select Fund	Small-Cap Growth Fund
$933,116	$370

The tax character of the distributions paid were as follows:

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Westcore Growth Fund
Ordinary Income	$5,799,996	$244,064
Long-Term Capital Gain	5,699,983	1,105,940
Total	$11,499,979	$1,350,004
Westcore MIDCO Growth Fund
Ordinary Income	$12,453,954	$0
Long-Term Capital Gain	11,796,009	1,099,987
Total	$24,249,963	$1,099,987
Westcore Select Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	0	0
Total	$0	$0
Westcore Small-Cap Growth Fund
Ordinary Income	$0	N/A
Long-Term Capital Gain	0	N/A
Total	$0	N/A
Westcore Blue Chip Dividend Fund
Ordinary Income	$1,839,909	$1,019,023
Long-Term Capital Gain	15,576,998	4,000,020
Total	$17,416,907	$5,019,043

NOTES TO FINANCIAL STATEMENTS

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Westcore Mid-Cap Value Dividend Fund
Ordinary Income	$489,999	$458,000
Long-Term Capital Gain	0	0
Total	$489,999	$458,000
Westcore Small-Cap Value Dividend Fund
Ordinary Income	$11,731,944	$2,882,052
Long-Term Capital Gain	42,290,220	4,717,926
Total	$54,022,164	$7,599,978
Westcore Micro-Cap Opportunity Fund
Ordinary Income	$147,500	$30,164
Long-Term Capital Gain	269,998	94,362
Total	$417,498	$124,526
Westcore International Small-Cap Fund
Ordinary Income	$14,400,034	$4,000,006
Long-Term Capital Gain	0	0
Total	$14,400,034	$4,000,006
Westcore Flexible Income Fund
Ordinary Income	$3,743,910	$5,449,072
Long-Term Capital Gain	0	0
Total	$3,743,910	$5,449,072
Westcore Plus Bond Fund
Ordinary Income	$54,686,173	$61,771,153
Long-Term Capital Gain	2,072,220	1,659,347
Total	$56,758,393	$63,430,500
Westcore Colorado Tax-Exempt Fund
Ordinary Income	$12,791	$15,545
Tax-Exempt Income	4,042,960	4,121,797
Total	$4,055,751	$4,137,342

As of December 31, 2013, the Funds most recent year end, the components of distributable earnings on a tax basis were as follows:

	Westcore	Westcore MIDCO	Westcore	Westcore Small-Cap
	Growth Fund	Growth Fund	Select Fund	Growth Fund
Undistributed net investment income	$1,024,084	$1,199,924	$0	$0
Accumulated net realized gain/(loss)
on investments	954,868	1,871,635	(105,855,109)	0
Net unrealized appreciation/(depreciation)
on investments	20,426,784	25,238,177	26,278,080	30,713
Effect of other timing differences	(37,138)	(257,866)	(31,978)	0
Total	$22,368,598	$28,051,870	$(79,609,007)	$30,713

NOTES TO FINANCIAL STATEMENTS

			Westcore	Westcore
	Westcore Blue Chip	Westcore Mid-Cap Value	Small-Cap	Micro-Cap
	Dividend Fund	Dividend Fund	Value Dividend Fund	Opportunity Fund
Undistributed net investment income	$483,505	$0	$1,197,806	$288,466
Accumulated net realized gain/(loss)
on investments	422,739	(1,878,516)	7,231,635	18,017
Net unrealized appreciation/(depreciation)
on investments	9,872,298	12,341,032	84,241,157	4,506,248
Effect of other timing differences	(33,036)	(11,433)	(31,997)	(1,066)
Total	$10,745,506	$10,451,083	$92,638,601	$4,811,665
				Westcore

	Westcore International	Westcore Flexible	Westcore	Colorado Tax-Exempt
	Small-Cap Fund	Income Fund	Plus Bond Fund	Fund
Undistributed net investment income	$115,843	$748	$0	$887
Accumulated net realized gain/(loss)
on investments	569,276	(43,461,033)	(932,803)	(522,397)
Net unrealized appreciation/(depreciation)
on investments	104,999,900	2,347,292	27,903,207	113,205
Effect of other timing differences	(1,669,910)	(75,234)	(230,514)	(27,788)
Total	$104,015,109	$(41,188,227)	$26,739,890	$(436,093)

The effect of other timing differences is primarily related to deferred Trustees’ compensation.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT , the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Growth, Westcore MIDCO Growth, West-core Select, Westcore Small-Cap Growth, Westcore Mid-Cap Value Dividend, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity and Westcore International Small-Cap Funds; monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds and effective September 2013, quarterly for the Westcore Blue Chip Dividend Fund. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

Redemption Fee – The Westcore Small-Cap Growth, Westcore Micro-Cap Opportunity and Westcore Flexible Income Funds impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, are intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading. Prior to May 1, 2012, all of the existing Funds imposed such Redemption Fees. Effective April 30, 2013, Westcore International Small-Cap discontinued imposing redemption fees.

Expenses – Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Expenses related to specific classes and the associated Fund level expenses, for the year ended December 31, 2013, were as follows:

Westcore Growth Fund

	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$117,059	$–	$–
Transfer agent fees	6,654	118	13,047
Registration fees	16,269	15,940	–
Other	–	1,100	4,728

NOTES TO FINANCIAL STATEMENTS

Westcore MIDCO Growth Fund

	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$90,458	$–	$–
Transfer agent fees	23,878	175	19,164
Registration fees	16,242	15,832	–
Other	–	1,100	5,393

Westcore Small-Cap Growth Fund
			Fund
	Retail Class	Institutional Class
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$2	$–	$–
Transfer agent fees	5	6	535
Registration fees	–	–	–
Other	–	–	650

Westcore Blue Chip Dividend Fund
			Fund
	Retail Class	Institutional Class
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$39,565	$–	$–
Transfer agent fees	63,283	76	30,728
Registration fees	20,005	2,281	–
Other	–	1,100	5,454

Westcore Small-Cap Value Dividend Fund
			Fund
	Retail Class	Institutional Class
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$315,023	$–	$–
Transfer agent fees	10,008	9,730	17,146
Registration fees	18,730	21,571	–
Other	–	1,176	10,922

Westcore Flexible Income Fund
			Fund
	Retail Class	Institutional Class
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$103,073	$–	$–
Transfer agent fees	10,150	127	14,038
Registration fees	17,025	16,219	–
Other	–	1,100	5,028

Westcore Plus Bond Fund
			Fund
	Retail Class	Institutional Class
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$2,274,254	$–	$–
Transfer agent fees	125,493	3,570	49,174
Registration fees	43,240	22,055	–
Other	–	1,100	43,599

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

NOTES TO FINANCIAL STATEMENTS

Offering Costs – The Westcore Small-Cap Growth Fund incurred offering costs during the year ended December 31, 2013. These offering costs, including fees for printing initial prospectuses, legal, and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through December 31, 2013 are shown on the Fund’s Statement of Operations and amounts that remain to be amortized are shown on the Fund’s Statement of Assets and Liabilities.

Other – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis. Other income is primarily comprised of consent fees which are compensation for agreeing to changes in the terms of debt instruments.

3. SHARES OF BENEFICIAL INTEREST

On December 31, 2013, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Westcore Growth Fund		Westcore MIDCO Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Shares issued and redeemed:
Shares sold
Retail Class	605,530	1,365,107	788,136	977,641
Institutional Class	230,417	168,597	258,708	209,758
Shares issued in reinvestment of distributions
Retail Class	634,311	88,474	3,095,406	124,219
Institutional Class	81,145	5,774	548,282	55,781
Shares redeemed
Retail Class	(1,609,370)	(1,489,095)	(3,537,114)	(5,369,359)
Institutional Class	(60,859)	(542,611)	(3,978,101)	(1,303,288)
Net decrease resulting from share transactions	(118,826)	(403,754)	(2,824,683)	(5,305,248)
			Westcore Small-Cap
	Westcore Select Fund		Growth Fund
	Year Ended	Year Ended	Period Ended
	December 31, 2013	December 31, 2012	December 31, 2013
Shares issued and redeemed:
Shares sold
Retail Class	1,048,297	4,612,402	6,845
Institutional Class	N/A	N/A	334,508
Shares issued in reinvestment of distributions
Retail Class	0	0	0
Institutional Class	N/A	N/A	0
Shares redeemed
Retail Class	(7,213,446)	(30,271,029)	0
Institutional Class	N/A	N/A	(106,140)
Net increase/(decrease) resulting from
share transactions	(6,165,149)	(25,658,627)	235,213

NOTES TO FINANCIAL STATEMENTS

	Westcore Blue Chip Dividend Fund		Westcore Mid-Cap Value Dividend Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Shares issued and redeemed:
Shares sold
Retail Class	168,168	95,811	307,791	181,802
Institutional Class	104,257	31,450	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	1,165,698	287,211	18,674	22,191
Institutional Class	166,853	45,079	N/A	N/A
Shares redeemed
Retail Class	(1,005,228)	(1,113,090)	(283,825)	(584,438)
Institutional Class	(268,952)	(204,806)	N/A	N/A
Net increase/(decrease) resulting from
share transactions	330,796	(858,345)	42,640	(380,445)
	Westcore Small-Cap Value Dividend Fund		Westcore Micro-Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Shares issued and redeemed:
Shares sold
Retail Class	2,107,536	3,680,222	1,029,208	199,360
Institutional Class	2,952,328	3,329,943	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	1,655,385	258,682	23,983	10,076
Institutional Class	1,640,454	212,548	N/A	N/A
Shares Redeemed
Retail Class	(7,910,076)	(5,565,733)	(119,784)	(123,153)
Institutional Class	(4,318,956)	(1,565,481)	N/A	N/A
Acquisition (Note 10)
Retail Class	942,663	N/A	N/A	N/A
Institutional Class	149,255	N/A	N/A	N/A
Net increase/(decrease) resulting from
share transactions	(2,781,411)	350,181	933,407	86,283

NOTES TO FINANCIAL STATEMENTS

	Westcore International Small-Cap Fund		Westcore Flexible Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Shares issued and redeemed:
Shares sold
Retail Class	11,213,137	13,062,552	1,239,863	3,050,589
Institutional Class	N/A	N/A	246,326	603,385
Shares issued in reinvestment of distributions
Retail Class	632,679	211,423	367,676	568,106
Institutional Class	N/A	N/A	27,328	25,410
Shares redeemed
Retail Class	(7,496,563)	(4,162,441)	(2,931,256)	(5,585,484)
Institutional Class	N/A	N/A	(489,615)	(143,660)
Net increase/(decrease) resulting from
share transactions	4,349,253	9,111,534	(1,539,678)	(1,481,654)
	Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Shares issued and redeemed:
Shares sold
Retail Class	32,622,265	31,986,034	2,442,570	3,583,879
Institutional Class	9,884,756	6,414,270	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	4,179,992	4,697,791	324,889	322,265
Institutional Class	817,282	702,912	N/A	N/A
Shares redeemed
Retail Class	(53,381,559)	(33,714,387)	(4,581,234)	(1,287,749)
Institutional Class	(10,994,984)	(3,351,548)	N/A	N/A
Net increase/(decrease) resulting from
share transactions	(16,872,248)	6,735,072	(1,813,775)	2,618,395

4. COST AND UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS ON A TAX BASIS

Westcore Equity Funds

					Westcore
	Westcore	Westcore MIDCO	Westcore	Westcore Small-Cap	Blue Chip
	Growth Fund	Growth Fund	Select Fund	Growth Fund	Dividend Fund
As of December 31, 2013
Gross appreciation (excess of value over tax cost)	$20,433,230	$25,716,058	$26,480,095	$44,079	$10,117,480
Gross depreciation (excess of tax cost over value)	(6,446)	(477,881)	(202,015)	(13,366)	(245,198)
Net appreciation/(depreciation) of foreign currency
and derivatives	0	0	0	0	16
Net unrealized appreciation/(depreciation)	$20,426,784	$25,238,177	$26,278,080	$30,713	$9,872,298
Cost of investment for income tax purposes	$58,549,729	$73,259,708	$85,921,215	$2,341,931	$50,332,175

NOTES TO FINANCIAL STATEMENTS

	Westcore	Westcore	Westcore	Westcore
	Mid-Cap Value	Small-Cap Value	Micro-Cap	International
	Dividend Fund	Dividend Fund	Opportunity Fund	Small-Cap Fund
As of December 31, 2013
Gross appreciation (excess of value over tax cost)	$12,559,875	$85,983,631	$4,771,724	$126,803,626
Gross depreciation (excess of tax cost over value)	(218,843)	(1,742,474)	(265,476)	(21,275,796)
Net appreciation/(depreciation) of foreign currency
and derivatives	0	0	0	(527,930)
Net unrealized appreciation/(depreciation)	$12,341,032	$84,241,157	$4,506,248	$104,999,900
Cost of investment for income tax purposes	$40,906,021	$233,436,915	$16,294,972	$374,257,928

Westcore Bond Funds

	Westcore	Westcore	Westcore Colorado
	Flexible Income Fund	Plus Bond Fund	Tax-Exempt Fund
As of December 31, 2013
Gross appreciation (excess of value over tax cost)	$4,283,205	$51,434,519	$2,737,595
Gross depreciation (excess of tax cost over value)	(1,935,913)	(23,531,312)	(2,624,390)
Net appreciation/(depreciation) of foreign currency
and derivatives	0	0	0
Net unrealized appreciation/(depreciation)	$2,347,292	$27,903,207	$113,205
Cost of investment for income tax purposes	$63,033,885	$1,418,681,276	$119,307,936

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Adviser” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 0.65%, 1.00%, 0.65%, 0.75%, 1.00%, 1.00%, 1.20%, 0.45%, 0.35% and 0.40% of the average net assets for Westcore Growth, Westcore

MIDCO Growth, Westcore Select, Westcore Small-Cap Growth, Westcore Blue Chip Dividend, Westcore Mid-Cap Value Dividend, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively.

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly. Denver Investments and ALPS agreed to allocate the co-administration fee as shown in the chart below.

	ALPS	Denver Investments	Total
First $3.5 billion in average daily Net Assets of the Trust	0.04%	0.10%	0.14%
Net Assets greater than $3.5 billion in average daily Net Assets
of the Trust	0.025%	0.05%	0.075%

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets.

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund, presented on the Statements of Operations as Shareholder servicing reimbursement - Retail Class, is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, the Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

NOTES TO FINANCIAL STATEMENTS

Denver Investments as Adviser and Co-Administrator has contractually agreed that the Net Annual Fund Operating Expenses for the Retail Class shares of the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Small-Cap Growth, Westcore Blue Chip Dividend, Westcore Mid-Cap Value Dividend, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.15%, 1.30%, 0.99%, 1.25%, 1.30%, 1.30%, 1.50%, 0.85%, 0.55%, and 0.65%, respectively until at least April 30, 2014 and until at least April 30, 2015 for the Westcore Small-Cap Growth Fund. Effective September 1, 2013, the Retail Class shares of the Blue Chip Dividend Fund’s net expenses after fee waivers and/or expense reimbursements was capped at 0.99%. Prior to this change the Fund’s Retail class net expenses were capped at 1.15%. Without such fee waivers, for the year ended ended December 31, 2013, the Total Annualized Fund Operating Expenses for the Retail Class shares of the Westcore Small-Cap Growth, Westcore Blue Chip Dividend, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Funds would be 12.91%, 1.14%, 1.39%, 1.95%, 1.63%, 0.91%, 0.72%, and 0.80%, respectively.

Denver Investments has contractually agreed to waive the investment advisory and/or administration fees and/or reimburse expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific expenses until at least April 30, 2014 (April 30, 2015 for the Westcore Small-Cap Growth Fund). Without such fee waivers, for the year ended December 31, 2013, the Total Annualized Operating Expenses for the Institutional Class shares of the Westcore Growth, Westcore MIDCO Growth, Westcore Small-Cap Growth, Westcore Blue Chip Dividend, Westcore Small-Cap Value Dividend, Westcore Flexible Income and Westcore Plus Bond Funds would be 1.15%, 0.95%, 12.52%, 0.98%, 1.22%, 1.11% and 0.55%, respectively.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares;

(d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Certain officers of the Funds are also officers of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the Trustee. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of Trustees’ fees under the Deferral Plan will not affect the net assets of the Fund.

Where a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of December 31, 2013, Westcore International Small-Cap Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers would be deemed to be affiliates of that Fund for purposes of the 1940 Act.

				Share Balance	Market Value at
	Share Balance at			at December 31,	December 31,
Security Name	January 1, 2013	Purchases	Sales	2013	2013	Dividends	Realized (Losses)
Credit Corp Group Ltd.
(Australia)	2,133,771	1,116,721	226,171	3,024,321	$26,058,929	$1,014,175	$(112,855)
Pico Far East Holdings
Ltd. (Hong Kong)	56,825,200	24,007,679	–	80,832,879	28,249,759	1,022,698	–
Prestige International
Inc. (Japan)(1)	807,890	247,442	–	1,923,022	18,077,977	141,330	–
Total					$72,386,665	$2,178,203	$(112,855)

(1)  Stock Split of 2:1 on 9/26/13.

6. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on the financial statements.

NOTES TO FINANCIAL STATEMENTS

7. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1) Level 1 –	Quoted & Unadjusted Prices in active markets for identical investments
2) Level 2 –	Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
3) Level 3 –	Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2013 in valuing the Funds’ assets:

Westcore Growth Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$78,382,728	$–	$–	$78,382,728
Money Market Mutual Funds	593,785	–	–	593,785
Total	$78,976,513	$–	$–	$78,976,513

Westcore MIDCO Growth Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$96,630,411	$–	$–	$96,630,411
Money Market Mutual Funds	1,867,474	–	–	1,867,474
Total	$98,497,885	$–	$–	$98,497,885

Westcore Select Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$109,157,690	$–	$–	$109,157,690
Money Market Mutual Funds	3,041,605	–	–	3,041,605
Total	$112,199,295	$–	$–	$112,199,295

Westcore Small-Cap Growth Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$2,313,031	$–	$–	$2,313,031
Money Market Mutual Funds	59,613	–	–	59,613
Total	$2,372,644	$–	$–	$2,372,644

Westcore Blue Chip Dividend Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$59,945,735	$–	$–	$59,945,735
Money Market Mutual Funds	258,722	–	–	258,722
Total	$60,204,457	$–	$–	$60,204,457

NOTES TO FINANCIAL STATEMENTS

Westcore Mid-Cap Value Dividend Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$51,683,293	$–	$–	$51,683,293
Money Market Mutual Funds	1,563,760	–	–	1,563,760
Total	$53,247,053	$–	$–	$53,247,053

Westcore Small-Cap Value Dividend Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$313,826,005	$–	$–	$313,826,005
Money Market Mutual Funds	3,852,067	–	–	3,852,067
Total	$317,678,072	$–	$–	$317,678,072

Westcore Micro-Cap Opportunity Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$20,535,864	$–	$–	$20,535,864
Money Market Mutual Funds	265,356	–	–	265,356
Total	$20,801,220	$–	$–	$20,801,220

Westcore International Small-Cap Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$468,410,206	$–	$–	$468,410,206
Money Market Mutual Funds	11,375,552	–	–	11,375,552
Total	$479,785,758	$–	$–	$479,785,758
Other Financial Instruments**
Assets:
Forward Foreign
Currency Contracts	$–	$1,302,208	$–	$1,302,208
Liabilities:
Forward Foreign
Currency Contracts	–	(1,835,814)	–	(1,835,814)
Total	$–	$(533,606)	$–	$(533,606)

Westcore Flexible Income Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Convertible Preferred Stocks	$1,309,698	$–	$–	$1,309,698
Nonconvertible Preferred Stocks	2,047,175	–	1,880,606	3,927,781
Corporate Bonds	–	53,423,518	1,952,784	55,376,302
Money Market Mutual Funds	2,916,981	–	–	2,916,981
Commercial Mortgage-Backed
Securities & Residential
Mortgage-Backed Securities	–	1,850,415	–	1,850,415
Total	$6,273,854	$55,273,933	$3,833,390	$65,381,177

NOTES TO FINANCIAL STATEMENTS

Westcore Plus Bond Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Nonconvertible Preferred Stocks	$840,298	$1,085,625	$2,432,625	$4,358,548
Corporate Bonds	–	687,440,528	18,548,734	705,989,262
Municipal Bonds	–	15,007,297	–	15,007,297
Asset-Backed Securities,
Commercial Mortgage-
Backed Securities, Residential
Mortgage-Backed Securities,
& Agency Mortgage-Backed
Securities	–	490,734,792	–	490,734,792
U.S. Government & Agency
Obligations	–	64,111	–	64,111
U.S. Treasury Bonds & Notes	–	213,251,549	–	213,251,549
Money Market Mutual Funds	17,178,924	–	–	17,178,924
Total	$18,019,222	$1,407,583,902	$20,981,359	$1,446,584,483

Westcore Colorado Tax-Exempt Fund

Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Municipal Bonds	$–	$114,509,028	$–	$114,509,028
Money Market Mutual Funds	4,912,113	–	–	4,912,113
Total	$4,912,113	$114,509,028	$–	$119,421,141

* For detailed Industry descriptions, see the accompanying Statements of Investments.

** Other financial instruments are derivative instruments not reflected in the Statements of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The Westcore International Small-Cap Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amount disclosed in the table below represents the value of the securities as of December 31, 2013 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of December 31, 2012.

The International Small-Cap Fund had the following transfers out of Levels 1 and 2 at December 31, 2013:

	Level 1 - Quoted and Unadjusted Prices			Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)		Transfers In		Transfers (Out)
Westcore International Small-Cap Fund -
Common Stocks	$115,286,765		$–		$–	$115,286,765
Total	$115,286,765		$–		$–	$115,286,765

All securities of the Funds, except for Westcore Flexible Income and Plus Bond Funds, were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2013. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

NOTES TO FINANCIAL STATEMENTS

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore Flexible Income Fund

								Net change in unrealized
				Change in				appreciation/(depreciation)
								included in the Statements
	Balance as of	Accrued		unrealized			Balance as of	of Operations attributable to
Investments in	December 31,	discount/	Realized	appreciation/	Sales	Transfer into	December 31,	Level 3 investments held at
Securities	2012	premium	gain/(loss)*	depreciation)*	proceeds	Level 3	2013	December 31, 2013
Corporate Bonds	$2,130,488	$8,421	$(1,698,025)	$1,643,667	$(167,317)	$35,550	$1,952,784	$(76,984)
Nonconvertible
Preferred Stocks	1,688,400	–	–	192,206	–	–	1,880,606	192,206
Total	$3,818,888	$8,421	$(1,698,025)	$1,835,873	$(167,317)	$35,550	$3,833,390	$115,222

Westcore Plus Bond Fund

							Net change in unrealized
				Change in			appreciation/(depreciation)
							included in the Statements
	Balance as of	Accrued		unrealized		Balance as of	of Operations attributable to
Investments in	December 31,	discount/	Realized	appreciation/	Sales	December 31,	Level 3 investments held at
Securities	2012	premium	gain/(loss)*	depreciation)*	proceeds	2013	December 31, 2013
Corporate Bonds	$19,606,306	$17,978	$(599,882)	$(65,320)	$(410,348)	$18,548,734	$(697,710)
Nonconvertible
Preferred Stocks	2,184,000	–	–	248,625	–	2,432,625	248,625
Total	$21,790,306	$17,978	$(599,882)	$183,305	$(410,348)	$20,981,359	$(449,085)

*  Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the Statement of Operations.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available mar-

ket information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. Denver Investments may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3). The Westcore Flexible Income Fund had one security that transferred from Level 2 to Level 3 because of a decrease in observable market activity and information.

At least quarterly, Denver Investments receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. Denver Investments uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, Denver Investments presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee which meets at least quarterly. The Audit Committee then will provide a recommendation to the Board for approval of the fair value measurements.

NOTES TO FINANCIAL STATEMENTS

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2013:

Westcore Flexible Income Fund
Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 12/31/2013	Valuation Technique	Unobservable Input	Level/Range
Nonconvertible Preferred Stocks	$1,880,606	Consensus Pricing**	Broker Quotes	N/A
Corporate Bonds	1,917,234	Adjusted Spread Pricing*	Comparability Adjustment	1.40%

			Liquidity Adjustment	0.40%
	35,550	Consensus Pricing**	Broker Quotes	N/A
Total	$3,833,390

Westcore Plus Bond Fund
Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 12/31/2013	Valuation Technique	Unobservable Input	Level/Range
Nonconvertible Preferred Stocks	$2,432,625	Consensus Pricing**	Broker Quotes	N/A
Corporate Bonds	4,899,599	Adjusted Spread Pricing*	Comparability Adjustment	1.40%

			Liquidity Adjustment	0.40%
	13,649,135	Consensus Pricing**	Broker Quotes	N/A
Total	$20,981,359

*   Denver Investments identifies comparable security(ies) and obtains market observable spreads to Treasuries, and then adjusts for appropriate comparability or liquidity adjustments.

**  Denver Investments seeks up to three independent price quotes, but in certain cases only one may be available. Denver Investments evaluates whether the source of the pricing uses valuation techniques in accordance with ASC topic 820 by developing an internal reasonableness check. For those quotes that are considered reasonable, quantitative unobservable inputs are not developed by Denver Investments.

8. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Small-Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the spot or forward foreign exchange rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

The number of forward foreign currency contracts held at December 31, 2013 as disclosed at the end of the Statement of Investments is representative of activity during the year ended December 31, 2013.

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2013 is as follows:

		Asset Derivatives	Liability Derivatives
	Statement of Assets and
Risk Exposure	Liabilities Location	Unrealized Appreciation	Unrealized Depreciation
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts	Unrealized gain (loss) on forward currency contracts	$1,302,208	$1,835,814
Total		$1,302,208	$1,835,814

NOTES TO FINANCIAL STATEMENTS

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013 is as follows:

Risk Exposure	Statement of Operations Location
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts	Net realized gain on forward foreign currency contracts and foreign currency transactions	$1,844,781
	Net change in unrealized depreciation on forward foreign currency contracts and
Forward Foreign Currency Contracts	translation of assets and liabilities denominated in foreign currencies	(367,926)
Total		$1,476,855

9. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2013 excluding long-term U.S. government securities and short-term investments were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Westcore Growth Fund	$132,674,176	$144,947,731
Westcore MIDCO Growth Fund	120,900,269	169,934,807
Westcore Select Fund	136,529,962	253,666,064
Westcore Small-Cap Growth Fund	2,282,291	0
Westcore Blue Chip Dividend Fund	58,393,925	73,334,458
Westcore Mid-Cap Value Dividend Fund	24,163,289	23,262,668
Westcore Small-Cap Value Dividend Fund	159,717,144	261,580,702
Westcore Micro-Cap Opportunity Fund	19,396,554	6,544,114
Westcore International Small-Cap Fund	302,979,480	231,381,313
Westcore Flexible Income Fund	10,050,986	24,476,079
Westcore Plus Bond Fund	406,535,675	595,778,841
Westcore Colorado Tax-Exempt Fund	29,837,014	48,387,819

Purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Westcore Plus Bond Fund	$377,956,354	$359,313,262

10. REORGANIZATION

On September 9, 2013, the Westcore Board of Trustees approved a form of Agreement and Plan of Reorganization for the Westcore Small-Cap Opportunity Fund (the “Acquired Fund”) with and into the Westcore Small-Cap Value Dividend Fund (the “Acquiring Fund”).

As of the close of business on November 14, 2013, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Acquiring Fund issued 1,091,918 shares in exchange for net assets of the Acquired Fund valued at $18,203,104. The net assets of the Acquired Fund included net unrealized appreciation of $5,128,748 and accumulated net realized gains of $2,372,176. The accumulated net realized gains were subsequently distributed from the Acquiring Fund on December 20, 2013. On November 14, 2013, the combined net asset value of the Acquired Fund and the Acquiring Fund was $320,280,788. Immediately prior to the merger, the net assets for the Acquiring Fund were $302,077,683. The exchange of the shares qualified as a tax-free reorganization for Federal income tax purposes.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net Investment Income	$ 2,626,142
Net Realized and Unrealized Gain on Investments	99,607,710
Net Increase in Net Assets Resulting from Operations	102,233,852

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. As such, it is not practica-ble to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since November 14, 2013, as presented in the Fund’s Annual Report dated December 31, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	(Unaudited)

TO THE BOARD OF TRUSTEES OF WESTCORE TRUST AND THE SHAREHOLDERS OF EACH PORTFOLIO OF WESTCORE TRUST:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Westcore Trust (the “Trust”), including the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Dividend Fund (formerly known as the Westcore Blue Chip Fund), Westcore Mid-Cap Value Dividend Fund (formerly known as the Westcore Mid-Cap Value Fund), Westcore Small-Cap Value Dividend Fund (formerly known as the Westcore Small-Cap Value Fund), Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, and Westcore Colorado Tax-Exempt Fund, eleven of the portfolios of Westcore Trust, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities, including the statement of investments of the Westcore Small-Cap Growth Fund, one of the portfolios of the Trust, as of December 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 20, 2013 (Commencement of Operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Westcore Trust as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United states of America (as to the Westcore Small-Cap Growth Fund, the results of its operations, changes in its net assets, and the financial highlights for the period December 20, 2013 (Commencement of Operations) to December 31, 2013).

DELOITTE & TOUCHE LLP

Denver, Colorado

February 26, 2014

SHAREHOLDER TAX INFORMATION	(Unaudited)

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended December 31, 2013.

During the year ended December 31, 2013, 99.68% of the dividends paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends.

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013:

	Qualified Dividend Income (QDI)	Dividends Received Deduction (DRD)
Westcore Growth Fund	12.81%	11.56%
Westcore MIDCO Growth Fund	2.86	2.57
Westcore Blue Chip Dividend Fund	86.67	61.27
Westcore Mid-Cap Value Dividend Fund	100.00	100.00
Westcore Small-Cap Opportunity Fund	19.56	18.36
Westcore Small-Cap Value Dividend Fund	41.48	41.29
Westcore Micro-Cap Opportunity Fund	86.69	83.78
Westcore International Small-Cap Fund	60.18	–
Westcore Flexible Income Fund	–	–
Westcore Plus Bond Fund	0.19	0.19
Westcore Colorado Tax-Exempt Fund	–	–

During the year ended December 31, 2013, the Westcore Funds paid the following distributions per share:

	Ordinary	Capital	Total
	Income Dividends	Gains Distributions	Distributions
Retail Class:
Westcore Growth Fund	$1.352980	$1.329650	$2.682630
Westcore MIDCO Growth Fund	1.107320	1.048820	2.156140
Westcore Blue Chip Dividend Fund	0.410440	3.531970	3.942410
Westcore Mid-Cap Value Dividend Fund	0.242670	–	0.242670
Westcore Small-Cap Opportunity Fund*	1.321720	0.001070	1.322790
Westcore Small-Cap Value Dividend Fund	0.612440	2.223980	2.836420
Westcore Micro-Cap Opportunity Fund	0.126910	0.232310	0.359220
Westcore International Small-Cap Fund	0.658480	–	0.658480
Westcore Flexible Income Fund	0.484900	–	0.484900
Westcore Plus Bond Fund	0.377727	0.015373	0.393100
Westcore Colorado Tax-Exempt Fund	0.350350	–	0.350350
Institutional Class:
Westcore Growth Fund	$1.352980	$1.329650	$2.682630
Westcore MIDCO Growth Fund	1.107320	1.048820	2.156140
Westcore Blue Chip Dividend Fund	0.442120	3.531970	3.974090
Westcore Small-Cap Opportunity Fund*	1.321720	0.001070	1.322790
Westcore Small-Cap Value Dividend Fund	0.622300	2.223980	2.846280
Westcore Flexible Income Fund	0.491660	–	0.491660
Westcore Plus Bond Fund	0.389957	0.015373	0.405330

*  The Westcore Small-Cap Opportunity Fund long-term capital gain distribution includes earnings and profits distributed to shareholders on redemptions.

OTHER IMPORTANT INFORMATION	(Unaudited)

APPROVAL OF AGREEMENTS

The Independent Trustees requested and received information from Denver Investments in advance of the Board meeting held on October 17, 2013 and requested and received additional information in advance of the Board meetings held on November 20-21, 2013. The information included, among other things:

  Overview of Denver Investments’ Business – including organizational charts, summaries of personnel changes, the Form ADV of Denver Investments, financial data about Denver Investments (including a balance sheet and a profitability analysis calculated at the fund level), a list of Denver Investments service providers, discussions about the various agreements between Denver Investments and the Funds, and discussions about the arrangements, if any, between Denver Investments and various fund intermediaries;

  Overview of Portfolio Managers, Compensation Methodology, and Mitigation of Conflicts – including summaries about the portfolio team members and the roles played by such members, the compensation methodologies for such team members, and the potential conflicts and related mitigation strategies with respect to side-by-side management of various institutional accounts and other portfolios;

  Compensation of Denver Investments By the Funds – including (i) certain expense reports prepared by an independent third party and other reports prepared by Denver Investments, in each case comparing the Westcore Funds to other funds in the same peer group, and (ii) information prepared by Denver Investments regarding the compensation arrangements for other accounts managed by Denver Investments;

  Performance of the Funds – including certain performance reports prepared by an independent third party and other reports prepared by Denver Investments comparing the Westcore Funds (other than the Small-Cap Growth Fund) to other funds in the same peer group;

  Other – including compliance information, brokerage-related data, marketing information, shareholder composition of the Funds, and information about anticipated economies of scale as the Funds grow and information about any other “fall-out” benefits that might accrue to Denver Investments as result of the relationship with the Westcore Funds.

The Trustees were assisted by independent legal counsel throughout the process. Based on analysis of the information presented to the Trustees, the Trustees had concluded that:

  Nature, Extent and Quality of Services – The nature, extent and quality of services rendered or to be rendered by Denver Investments under the Amended and Restated Investment Advisory Agreement were adequate.

  Performance – The recent performance of the Growth, Select, Blue Chip Dividend, Small-Cap Value Dividend, International Small-Cap, Flexible Income and Colorado Tax-Exempt Funds generally lagged behind respective peer group averages, but was acceptable in light of certain Funds’ historical performance, expected measures to seek to improve performance to be undertaken by Denver Investments, changes in strategy and/or recent personnel changes with respect to certain Funds. The recent performance of the MIDCO Growth, Mid-Cap Value Dividend, Micro-Cap Opportunity and Plus Bond Funds was either slightly better than or, to the extent lagging, within an acceptable range of the respective peer group averages. The Board noted that it did not have any substantial historical performance of the Small-Cap Growth Fund to consider.

  Management Fees and Other Compensation – The management fees to be received by Denver Investments with respect to each Fund and [the total expense ratios] expected to be experienced by each Fund (after waivers, subject to certain exclusions) were generally lower than, or, to the extent greater, within an acceptable range of, the respective peer group medians.

  Expense Ratio – The total expense ratios (after waivers, subject to certain exclusions) of the Blue Chip Dividend, Mid-Cap Value Dividend, Small-Cap Value Dividend, and International Small-Cap Funds were generally near or slightly higher than, but within an acceptable range of, their peer group medians. The total expense ratios (after waivers, subject to certain exclusions) of the Growth, MIDCO Growth, Select, Micro-Cap Opportunity, Flexible Income, Plus Bond and Colorado Tax-Exempt Funds were generally near or lower than their peer group medians. The estimated total expense ratio (after waivers, subject to certain exclusions) of the Small-Cap Growth Fund was generally expected to be lower than its peer group medians.

  Profitability to Denver Investments – The profit, if any, anticipated to be realized by Denver Investments in connection with its management of the Funds was not unreasonable, especially in light of existing and anticipated fee waiver arrangements.

  Economies of Scale – There were no material economies of scale or other benefits accruing to Denver Investments in connection with its relationship with the Funds.

  Other Benefits – The use of “soft” dollars is consistent with regulatory requirements and likely to benefit the Funds, and the other aspects of Denver Investments’ investment advisory operations may benefit indirectly from the publicity relating to, and performance of, the Funds.

Based on these conclusions, without any single conclusion being dispositive, the Board determined to renew the Amended and Restated Investment Advisory Agreement for another year, and approve the amendment to the Amended and Restated Investment Advisory Agreement (with respect to the Small-Cap Growth Fund).

NOTES

NOTES

NOTES

Westcore Trustees and Officers:

Mary K. Anstine, Chairman

John A. DeTore, Trustee

Rick A. Pederson, Trustee

James A. Smith, Trustee

Douglas M. Sparks, Trustee

Janice M. Teague, Trustee

Todger Anderson, President

Jasper R. Frontz, Treasurer & Chief Compliance Officer

Jill A. Kerschen, Asst. Treasurer

David T. Buhler, Secretary

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:

Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203

Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800.392.CORE; (ii) on the Westcore Funds Web site, www.westcore.com; and (iii) on the Securities and Exchange Commission Web site at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the period end. Copies of the Westcore Funds Form N-Q are available without a charge, upon request, by contacting Westcore Funds at 800.392.CORE and on the SEC’s Web site at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus. Westcore Funds are distributed by ALPS Distributors, Inc.

WC123

Item 2.	Code of Ethics.
(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third party.

	(b)	Not applicable.
	(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.
	(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.
	(e)	Not applicable.
	(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.
Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Douglas M. Sparks as the registrant’s “audit committee financial expert.” Mr. Sparks is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.
(a)

Audit Fees:  For the registrant’s fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $178,500 and $174,500, respectively.

(b)

Audit-Related Fees:  For the registrant’s fiscal years ended December 31, 2013 and December 31, 2012, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees:  For the registrant’s fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $45,795 and $41,460, respectively. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

(d)

All Other Fees:  For the registrant’s fiscal years ended December 31, 2013 and December 31, 2012, no fees were billed by the principal accountant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and non-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

	(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
	(f)	Not applicable.
(g)

Aggregate non-audit fees of $45,795 and $41,460 were billed by the registrant's principal accountant for services rendered to the registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2013 and December 31, 2012, respectively.  All such services were rendered to the registrant.

	(h)	Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
	(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.
	(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.	Controls and Procedures.
(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.
	(a)(1)	The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.
(a)(3)	Not applicable.
(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	March 7, 2014

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	March 7, 2014